UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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The Finish Line, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 6, 2014

Dear Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of The Finish Line, Inc., on Thursday, July 17, 2014, at 9:00 a.m. EDT, to be held at Finish Line Customer Central, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235.  Members of your Board of Directors and management look forward to greeting those shareholders who are able to attend.

The accompanying Notice and Proxy Statement describe the matters to be acted upon at the meeting.  Pursuant to the rules of the Securities and Exchange Commission, we have elected to deliver our proxy materials to our shareholders over the Internet.  On June 6, 2014, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2014 Annual Report to Shareholders.  Shareholders who did not receive the Notice of Internet Availability of Proxy Materials will receive a copy of the Proxy Statement and Annual Report by mail.

It is important that your shares are represented and voted at the meeting.  Whether or not you plan to attend the meeting, we urge you to vote promptly. You may vote your shares on the Internet at www.proxyvote.com.  If you received the proxy materials by mail, you may either vote on the Internet at the website identified above, or by signing, dating, and mailing the enclosed Proxy Card in the accompanying self-addressed envelope.  If you attend the meeting, you may withdraw your proxy and vote in person.

If your shares are held in the name of a bank, broker, or other nominee, please follow the instructions on the voting instruction form furnished by such bank, broker, or other nominee in order to vote your shares.  Please note that if your shares are held in the name of a bank, broker, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder prior to the meeting and bring the proxy to the meeting.

Your interest and participation in the affairs of The Finish Line, Inc. are greatly appreciated.

Respectfully,

Glenn S. Lyon
Chairman and Chief Executive Officer

The Finish Line, Inc.

3308 N. Mitthoeffer Road
Indianapolis, Indiana 46235

Notice of Annual Meeting of Shareholders
to be held July 17, 2014

TO THE SHAREHOLDERS OF THE FINISH LINE, INC.:

Notice is hereby given that the 2014 Annual Meeting of Shareholders of The Finish Line, Inc. (the “Company”) to be held at Finish Line Customer Central, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235, on Thursday, July 17, 2014, at 9:00 a.m. EDT, will be conducted for the following purposes:

(1)	To elect three Class I Directors to serve on the Company’s Board of Directors until the 2017 Annual Meeting of Shareholders;

(2)	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 28, 2015;

(3)	To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;

(4)	To approve The Finish Line, Inc. 2009 Incentive Plan, as amended and restated; and

(5)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 16, 2014, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Christopher C. Eck
Senior Vice President, General Counsel and Corporate Secretary

Indianapolis, Indiana
June 6, 2014

Your vote is important.  Whether or not you plan to attend the meeting, we urge you to vote promptly.  You may vote your shares over the Internet.  If you received a paper copy of the Proxy Card by mail, you may vote your shares over the Internet or by signing, dating, and mailing the Proxy Card in the envelope provided.  You may revoke your proxy prior to or at the meeting and vote in person if you wish.  If your shares are held by a broker, bank, or other nominee, it is important that they receive your voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the
2014 Annual Meeting of Shareholders to be Held on
July 17, 2014
9:00 a.m. EDT

Our Proxy Statement for the 2014 Annual Meeting of Shareholders and our Annual Report on Form 10-K for the fiscal year ended March 1, 2014 are available at www.finishline.com (click on the Investor Relations link) and www.proxyvote.com.

The Finish Line, Inc.

3308 N. Mitthoeffer Road

Indianapolis, Indiana 46235

________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
JULY 17, 2014
________________________

PROXY SUMMARY

Annual Meeting of Shareholders

Our 2014 Annual Meeting of Shareholders will be held on Thursday, July 17, 2014, at 9:00 a.m. Eastern Daylight Time (EDT), at Finish Line Customer Central, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235.

Eligibility to Vote

Shareholders of record at the close of business on May 16, 2014, are entitled to vote on the items to be considered at the Annual Meeting.

Agenda Items

Shareholders will vote on the following items to be considered at the Annual Meeting:

•
Item 1:  To elect three Class I Directors to serve on the Company’s Board of Directors until the 2017 Annual Meeting of Shareholders.  The nominees are Glenn S. Lyon, Dolores A. Kunda, and Torrence Boone.  Additional information about this item can be found under “Election of Class I Directors” below.

•
Item 2:  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 28, 2015.  Additional information about this item can be found under “Ratification of the Selection of Independent Auditors” below.

•
Item 3:  To approve a non-binding advisory resolution approving the compensation of the Company’s Named Executive Officers.  Additional information about this item can be found under “Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers” below.

•
Item 4:  To approve The Finish Line, Inc. 2009 Incentive Plan, as amended and restated.  Additional information about this item can be found under “Approval and Adoption of The Finish Line, Inc. 2009 Incentive Plan, as Amended and Restated” below.

Recommendations of the Board of Directors

•	Item 1: The Board unanimously recommends that shareholders vote “FOR” these Class I Director nominees.
•	Item 2: The Board unanimously recommends that shareholders vote “FOR” ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.
•	Item 3: The Board unanimously recommends that shareholders vote “FOR” the approval of the non-binding advisory resolution approving the compensation of the Company’s Named Executive Officers.
•	Item 4: The Board unanimously recommends that shareholders vote “FOR” the approval of the Company’s 2009 Incentive Plan, as amended and restated.

How to Cast Your Vote

Eligible shareholders can vote by either of the following methods:

•	Internet: Go to www.proxyvote.com (and follow the instructions), until 11:59 p.m. EDT on July 16, 2014.
•	Mail: Mark, sign, and date a Proxy Card and return it to Vote Processing.

Named Executive Officers for Fiscal Year 2014

•	Mr. Glenn S. Lyon, Chief Executive Officer
•	Mr. Samuel M. Sato, President, Finish Line Brand
•	Mr. Edward W. Wilhelm, Executive Vice President, Chief Financial Officer
•	Mr. Steven J. Schneider, Executive Vice President, Strategic Initiatives
•	Mr. Mark S. Landau, Executive Vice President, Chief Business Development Officer
•	Mr. George S. Sanders, Former Executive Vice President, Real Estate and Store Development

Board of Directors and Committees

The Company’s Board of Directors consists of eight members, seven of whom are independent and our Chairman and CEO, Mr. Lyon.  The Board has four committees: Audit Committee, Compensation Committee, Governance & Nominating Committee, and Strategy Committee.  The members of all committees, other than the Strategy Committee, are independent Directors.

Director Compensation

Our outside Directors receive annual cash compensation in the form of a retainer ($35,000), with additional amounts for the Lead Director ($15,000), committee chairs ($10,000 or $20,000, depending on the committee), attending regularly scheduled ($2,000) and non-regularly-scheduled ($1,000) Board meetings, and attending committee meetings ($1,500).  Each outside Director also receives an annual grant of Company common stock valued at $90,000.  These amounts are subject to change annually.

Executive Compensation

The overall strategy of the Compensation Committee is the establishment of a competitive and balanced, performance-based compensation structure.  The Company’s executive officer compensation philosophy is performance-driven and heavily incorporates pay for performance.  For a detailed discussion of the Company’s executive compensation programs and its strategy and philosophy, see “Compensation Discussion and Analysis” below.

Compensation Components

Compensation for the Company’s executive officers consists of a base salary and performance-based and at-risk compensation, including an Executive Officer Bonus Program (EOBP), a Long-Term Incentive Bonus Program (LTIB), and stock-based awards.  Certain metrics must be achieved for the executive officers to receive payouts on the performance-based and at-risk compensation.  Except for the base salary of Mr. Wilhelm, the base salaries for the Named Executive Officers for fiscal year 2014 did not increase over the base salaries for fiscal year 2013.  The base salary for Mr. Schneider for Fiscal 2014 decreased commensurate with his new position as Executive Vice President.

Bonus Achievement

For the Company’s fiscal year 2014, no Named Executive Officer achieved higher than 90% of the maximum potential payout under the Company Performance Category of the Executive Officer Bonus Program (EOBP).  Certain metrics were not achieved, and thus the corresponding payouts amounted to less than 100% of the maximum potential payout.  All Named Executive Officers received a payout equal to 5% of the maximum potential payout under the Super Bonus Category of the EOBP based on the Company minimally exceeding its target performance.  All eligible Named Executive Officers received a 50% payout under the fiscal year 2012 Long-Term Incentive Bonus Program, as 90% of the three-year performance goal (measured at the end of fiscal year 2014) was achieved.

For the Company’s fiscal year 2013, no Named Executive Officer achieved higher than 41% of the maximum potential payout under the Company Performance Category, no Named Executive Officer received a payout under the Super Bonus Category or Executive Team Bonus Category (which is not a category under the 2014 EOBP), and all eligible Named Executive Officers received a full payout under the fiscal year 2011 Long-Term Incentive Bonus Program (measured at the end of fiscal year 2013).

For the Company’s fiscal year 2012, all of the Company’s Named Executive Officers achieved a 100% payout under the Company Performance Category and Executive Team Bonus Category, the Named Executive Officers received a 20% payout under the Super Bonus Category, and all eligible Named Executive Officers received a full payout under the fiscal year 2010 Long-Term Incentive Bonus Program (measured at the end of fiscal year 2012).

GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being made available to shareholders on or about June 6, 2014 in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The Finish Line, Inc. (“Finish Line” or the “Company”) for use at the 2014 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at Finish Line Customer Central, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235, on Thursday, July 17, 2014, at 9:00 a.m. EDT, and any adjournment or postponement thereof.

We have elected to use the “e-proxy” rules adopted by the Securities and Exchange Commission (“SEC”) to furnish our proxy materials to shareholders through a “notice only” model using the Internet.  This delivery process will allow us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery.  On or about June 6, 2014, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) containing instructions on how to access our Proxy Statement and 2014 Annual Report to Shareholders (the “Annual Report”), which includes our financial statements for the fiscal year ended March 1, 2014.  The E-Proxy Notice also provides instructions on how to vote on the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.  On or about June 6, 2014, we also first mailed printed copies of this Proxy Statement, our 2014 Annual Report on Form 10-K, and Proxy Card to our other shareholders who requested such materials.

At the Annual Meeting, the Company’s shareholders will be asked to:

(1)	Elect three Class I Directors to serve on the Board until the 2017 Annual Meeting of Shareholders;
(2)	Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 28, 2015;
(3)	Vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;
(4)	Approve the Company’s 2009 Incentive Plan, as amended and restated (the “Restated 2009 Plan”); and
(5)	Vote on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials

You may obtain copies of our public filings, including this Proxy Statement, the form of proxy relating to the Annual Meeting, and our 2014 Annual Report on Form 10-K, without charge from our website at www.finishline.com (click on the Investor Relations link) or from the SEC’s website at www.sec.gov.  The Company’s stock is traded on the NASDAQ Global Select Market under the ticker symbol FINL.  If you received an E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a paper copy of any of these materials, without charge, on the Internet at www.proxyvote.com.  To receive materials prior to the Annual Meeting, please make your request no later than July 3, 2014.  If you do not request materials pursuant to the foregoing procedures, you may not receive a printed copy of the materials prior to the Annual Meeting.  For meeting directions to Finish Line Customer Central, please call (317) 899-1022, extension 5.

Throughout this Proxy Statement, “Fiscal 2012,” “Fiscal 2013,” “Fiscal 2014,” “Fiscal 2015,” and “Fiscal 2016” represent the fiscal years ended March 3, 2012, March 2, 2013, March 1, 2014, February 28, 2015, and February 27, 2016, respectively.

Persons Making the Solicitation

The Company is making this solicitation and will bear the expenses of preparing and delivering proxy materials to the Company’s shareholders.  In addition to the furnishing of the E-Proxy Notice and this Proxy Statement, proxies may be solicited personally, by telephone, by e-mail, by fax, or by other electronic means of communication by officers or employees of the Company, none of whom will receive additional compensation for such services.  The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Company’s Class A Common Shares (referred to herein as “Class A Common Shares” or “common stock”).

Vote Required

Shareholders of record of the Company’s common stock at the close of business on May 16, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.  On the Record Date, 48,547,618 shares of common stock were outstanding and entitled to vote.  Each outstanding share of common stock entitles the holder thereof to one vote on each matter submitted to the shareholders for a vote.  The holders of a majority of all the votes entitled to be cast at the Annual Meeting must be represented at the meeting, either in person or by proxy, to constitute a quorum.  There must be a quorum for the Annual Meeting to be held.

For the election of Directors, the three nominees receiving the highest number of affirmative votes of the shares of common stock present or represented and entitled to be voted at the Annual Meeting shall be elected.  Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Shareholders do not have the right to cumulate their votes in the election of Directors.

For the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 28, 2015, to be ratified, and for the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers to be approved, more votes must be cast by all holders of shares of common stock in favor of the proposal than are cast against it.

The approval of the Restated 2009 Plan requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting.

Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business.  The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the Restated 2009 Plan.  However, abstentions and broker non-votes will have no effect on the vote for any of the other proposals described above.

Voting Procedures

Ensure that your shares can be voted at the Annual Meeting by voting electronically on the Internet, submitting your Proxy Card, or contacting your broker, bank, or other nominee.

Voting Via the Internet.  You may vote via the Internet by going to www.proxyvote.com and following the instructions.  You will need to have the E-Proxy Notice, or if you received a printed copy of the proxy materials, your Proxy Card or voting instruction card, available when voting via the Internet.  If you want to vote via the Internet, you must do so before 11:59 p.m. EDT, on July 16, 2014.  If you vote via the Internet, you do not need to return a Proxy Card.

Voting By Mail.  If you are a beneficial owner, you may vote by mail by signing and dating your Proxy Card or voting instruction card provided by your broker, bank, or other nominee and mailing it in the postage-prepaid envelope provided.  If you are a shareholder of record and you received a printed copy of our proxy materials, you may vote via the Internet, or by signing and dating your Proxy Card or voting instruction card and mailing it in the postage-prepaid envelope provided.  If you are a shareholder of record and received the E-Proxy Notice, please follow the instructions on the E-Proxy Notice in order to obtain a Proxy Card.  If you provide specific voting instructions, your shares will be voted as you instruct.

If your shares are held in the name of a bank, broker, or other nominee, please follow the instructions on the voting instruction form furnished by such bank, broker, or other nominee in order to vote your shares.  Please note that if your shares are held in the name of a bank, broker, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder prior to the meeting and bring the proxy to the meeting.

If your shares are registered in your name, submit your proxy as soon as possible via the Internet, or if you received a paper copy of the Proxy Card by mail, by signing, dating, and returning the Proxy Card, so that your shares can be voted at the Annual Meeting.  Instructions regarding Internet voting are set forth below and are included in the E-Proxy Notice and the Proxy Card.

Revocability of Proxy

A proxy may be revoked by a shareholder prior to voting at the Annual Meeting by written notice to the Corporate Secretary of the Company, by submission of another proxy bearing a later date, or by voting in person at the Annual Meeting.  Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.  The mere presence at the Annual Meeting of a shareholder who has appointed a proxy will not revoke the prior appointment.

If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the Proxy Card by the shareholder or, if no instructions are indicated, will be voted “FOR” the election of the three Class I Director nominees indicated herein to serve on the Board until the 2017 Annual Meeting of Shareholders, “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm, “FOR” the resolution to approve the compensation of the Company’s Named Executive Officers, and “FOR” the approval of the Restated 2009 Plan, and, as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy.

ELECTION OF CLASS I DIRECTORS

(Item 1 on your Proxy Card)

The Company’s Bylaws provide for dividing the Board into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year, and with each Director to hold office until his or her successor is duly elected and qualified, except in the event of his or her death, resignation, or removal.  The Company believes it is advantageous to, and in the best interests of, the Company and the Company’s shareholders to maintain a classified board of directors for a number of reasons.  First, a classified board of directors helps ensure the continuity and stability of the board’s leadership and policies.  Second, the Company believes a classified board structure facilitates long-term planning and enhances the ability of the board to implement business strategies.  Directors who serve a longer term are less subject to outside influences, thereby encouraging director independence in the analysis and implementation of long-term business strategies.  Finally, the Company believes a classified board of directors will assist the board in protecting the interests of shareholders in the event of an unsolicited offer for the Company.  Having a classified board typically operates to extend the time required to effect a hostile, unsolicited change in control of the board of directors, which reduces the Company’s vulnerability to a coercive takeover attempt and makes it more likely that a potential acquiror would initiate discussions with the existing board since it cannot replace all directors in a single election cycle.  The Company is currently not aware of any such takeover attempt or that one is currently being contemplated.

The term of the Class I Directors, consisting of Glenn S. Lyon, Dolores A. Kunda, and Torrence Boone, will expire at the 2014 Annual Meeting of Shareholders.  The term of the Class II Directors, consisting of William P. Carmichael and Richard P. Crystal, will expire at the 2015 Annual Meeting of Shareholders.  The term of the Class III Directors, consisting of Stephen Goldsmith, Catherine A. Langham, and Norman H. Gurwitz, will expire at the 2016 Annual Meeting of Shareholders.

The persons named in the accompanying Proxy Card as proxies for this meeting will vote in favor of the three nominees as Class I Directors of the Company unless otherwise indicated by the shareholder on the Proxy Card.  Those Class I Directors elected at the 2014 Annual Meeting will serve for a three-year term expiring at the 2017 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, except in the event of their respective death, resignation, or removal.  Management has no reason to believe that the nominees will be unable or unwilling to serve if elected.  If any nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election in his or her stead of such other person as the Board may recommend.

Nominees

The nominees for election as Class I Directors of the Company are Glenn S. Lyon, Dolores A. Kunda, and Torrence Boone.  Each of such persons currently serves as a Director of the Company.  The nominees for election as Class I Directors of the Company were selected by the Board upon the recommendation of the Governance & Nominating Committee of the Board.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote “FOR” the Class I Director nominees set forth above.  Proxies solicited by the Board will be so voted, unless shareholders specify otherwise on their Proxy Cards (Item 1 on your Proxy Card).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 16, 2014, information relating to the beneficial ownership of the Company’s common stock by the following persons:

•	Each of the Company’s current Directors and nominees for election as a Director;

•
The Company’s Chief Executive Officer, Chief Financial Officer, and each of the Company’s three most highly compensated executive officers serving at the end of Fiscal 2014 (other than the Chief Executive Officer and Chief Financial Officer) (each, an “NEO,” and together as a group, the “NEOs”);

•	All of the Company’s Directors and executive officers as a group; and

•	Each other person known by the Company to beneficially own more than five percent of the Company’s outstanding common stock.

Information with respect to the Directors and NEOs is based on the Company’s records and data supplied by each of the Directors and NEOs.  Information with respect to beneficial owners of more than five percent of the outstanding common stock is based on filings those persons have made with the SEC.

Name and Position	Number of Shares(1)		Stock Options Exercisable within 60 days(2)	Total Shares Beneficially Owned	% of Shares(3)
Glenn S. Lyon Chairman and Chief Executive Officer	427,560	(4)	54,306	481,866	*
Samuel M. Sato President, Finish Line Brand	183,315	(5)	–	183,315	*
Edward W. Wilhelm Executive Vice President Chief Financial Officer	63,412	(6)	13,917	77,329	*
Steven J. Schneider Executive Vice President, Strategic Initiatives	49,789	(7)	80,542	130,331	*
Mark S. Landau Executive Vice President, Chief Business Development Officer	59,012	(8)	17,301	76,313	*
George S. Sanders Former Executive Vice President, Real Estate and Store Development	95,396		168,365	263,761	*
Stephen Goldsmith Director	25,640	(9)	32,000	57,640	*
William P. Carmichael Director	40,231	(9)	–	40,231	*
Catherine A. Langham Director	21,031	(9)	22,000	43,031	*
Dolores A. Kunda Director	26,583	(9)	–	26,583	*
Norman H. Gurwitz Director	4,007	(9)	–	4,007	*
Richard P. Crystal Director	20,419	(9)	–	20,419	*
Torrence Boone Director	9,965	(9)	–	9,965	*
All current executive officers and Directors as a group (16 persons)**	996,094		254,383	1,250,477	2.6%

Other 5% Beneficial Owners	Number of Shares	Stock Options Exercisable within 60 days	Total Shares Beneficially Owned	% of Class(3)
Royce & Associates, LLC(10)	5,980,924	–	5,980,924	12.3%
BlackRock, Inc.(11)	4,445,912	–	4,445,912	9.2%
The Vanguard Group, Inc.(12)	3,146,848	–	3,146,848	6.5%

*
Represents less than 1% of the Company’s outstanding shares of common stock calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  See footnote 3 below.

**
Excludes George S. Sanders, the Company’s former Executive Vice President, Real Estate and Store Operations, who retired from the Company effective October 31, 2013.  Mr. Sanders is disclosed in the table above because he is a “named executive officer” of the Company for Fiscal 2014, as determined pursuant to Regulation S-K Item 402(a)(3)(iv), despite the fact he is currently not employed by the Company.

(1)
Each executive officer and Director has sole voting and investment power with respect to the shares listed, unless otherwise   indicated, and the address for the executive officers and Directors is: 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235.

(2)	The executive officers and Directors listed have the right to acquire the number of shares of common stock reflected in this column within 60 days of May 16, 2014.
(3)
For each individual or group disclosed in the table above, the figures in this column are based on 48,547,618 shares of common stock issued and outstanding as of May 16, 2014, plus the number of shares of common stock each such individual or group has the right to acquire on or within 60 days after May 16, 2014, computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(4)
Includes 45,405 shares of restricted stock held by Mr. Lyon pursuant to grants received on April 1, 2014 under The Finish Line, Inc. 2009 Incentive Plan.  Mr. Lyon has voting rights with respect to these unvested shares, and may be deemed to have investment power over the shares.

(5)
Includes 21,303 shares of restricted stock held by Mr. Sato pursuant to grants received on April 1, 2014 under The Finish Line, Inc. 2009 Incentive Plan.  Mr. Sato has voting rights with respect to these unvested shares, and may be deemed to have investment power over the shares.

(6)
Includes 10,090 shares of restricted stock held by Mr. Wilhelm pursuant to grants received on April 1, 2014 under The Finish Line, Inc. 2009 Incentive Plan.  Mr. Wilhelm has voting rights with respect to these unvested shares, and may be deemed to have investment power over the shares.

(7)
Includes 2,568 shares of restricted stock held by Mr. Schneider pursuant to grants received on April 1, 2014 under The Finish Line, Inc. 2009 Incentive Plan.  Mr. Schneider has voting rights with respect to these unvested shares, and may be deemed to have investment power over the shares.

(8)
Includes 8,438 shares of restricted stock held by Mr. Landau pursuant to grants received on April 1, 2014 under The Finish Line, Inc. 2009 Incentive Plan.  Mr. Landau has voting rights with respect to these unvested shares, and may be deemed to have investment power over the shares.

(9)
For each Director, includes 4,007 shares of restricted stock held by the Director pursuant to grants made to each Director on July 18, 2013 under The Finish Line, Inc. 2009 Incentive Plan.  Under the terms of the grants, all the shares will vest in one tranche on July 18, 2014.  Each Director has voting rights with respect to these unvested shares, and may be deemed to have investment power over the shares.

(10)
This information is based solely on a Schedule 13G/A filed on behalf of Royce & Associates, LLC (“Royce”) with the SEC as of December 31, 2013.  The address of Royce is 745 Fifth Avenue, New York, New York 10151.  Royce has sole voting and dispositive power with respect to all 5,980,924 of the reported shares.

(11)
This information is based solely on a Schedule 13G/A filed on behalf of BlackRock, Inc. (“BlackRock”) with the SEC as of December 31, 2013.  The address of BlackRock is 40 E. 52nd Street, New York, New York 10022.  BlackRock has sole voting power with respect to 4,283,406 of the reported shares, and sole dispositive power with respect to all 4,445,912 of the reported shares.

(12)
This information is based solely on a Schedule 13G/A filed on behalf of The Vanguard Group, Inc. (“Vanguard”) with the SEC as of December 31, 2013.  The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.  Vanguard has sole voting power with respect to 67,057 of the reported shares, sole dispositive power with respect to 3,080,291 of the reported shares, and shared dispositive power with respect to 66,557 of the reported shares.

MANAGEMENT

Executive Officers and Directors

Executive officers of the Company are appointed by and serve at the discretion of the Board.  Unless otherwise stated below, there are no family relationships among any Directors or executive officers of the Company.  The executive officers, Directors, and nominees for Director of the Company are as follows:

Name	Age	Position	With the Company Since
Glenn S. Lyon	63	Class I Director, Chairman of the Board, and Chief Executive Officer / Nominee for Director	2001
Samuel M. Sato	50	President, Finish Line Brand	2007
Edward W. Wilhelm	55	Executive Vice President, Chief Financial Officer	2009
Steven J. Schneider	58	Executive Vice President, Strategic Initiatives	1989
Mark S. Landau	56	Executive Vice President, Chief Business Development Officer	2010
Michael L. Marchetti	63	Executive Vice President, General Manager of Finish Line Macy’s Stores	1995
Daniel S. Marous	46	Executive Vice President, Supply Chain and IT	2013
Melissa A. Greenwell	47	Executive Vice President, Chief Human Resources Officer	2008
Bill Kirkendall	60	Executive Vice President, President of Running Specialty Group	2001
Dolores A. Kunda	58	Class I Director / Nominee for Director	2008
Torrence Boone	45	Class I Director / Nominee for Director	2011
William P. Carmichael	70	Class II Director	2003
Richard P. Crystal	69	Class II Director	2009
Stephen Goldsmith	67	Class III Director	1999
Catherine A. Langham	56	Class III Director	2006
Norman H. Gurwitz	67	Class III Director	2009

Mr. Glenn S. Lyon is currently the Chief Executive Officer of the Company, serving in such capacity since December 2008, and Chairman of the Company’s Board of Directors, serving in such capacity since July 2010.  Mr. Lyon is also currently a member of the Strategy Committee of the Board.  Mr. Lyon was originally elected to the Board in January 2009.  He served as President of the Company from October 2003 to December 2008 and Executive Vice President from September 2001 to October 2003, as well as the Company’s Chief Merchandising Officer from 2001 until 2007.  Prior to joining the Company, Mr. Lyon served as President/CEO of Paul Harris Stores, Inc., a women’s apparel retailer, from March 2000 to February 2001.  From October 1995 to February 2000, he held positions as President and General Merchandising Manager of Modern Woman Stores, a Division of the American Retail Group.  Mr. Lyon also spent eight years with TJX Company as Senior Vice President and Executive Vice President of Merchandising and Marketing.  Mr. Lyon started his career in 1973 at Macy’s N.Y., where he spent 10 years in various merchandising positions.  He has extensive experience in corporate governance, operational management, and strategic planning developed from over 40 years in the retail industry.  His experience and leadership skills provide the Board with valuable in-depth knowledge of the retail industry, which were significant factors in assisting the Board to reach its decision to appoint Mr. Lyon as Chairman.

Mr. Samuel M. Sato is currently the President, Finish Line Brand, serving in such capacity since August 2011.  Mr. Sato also served as the Company’s President and Chief Merchandising Officer from October 2010 to September 2012.  Mr. Sato is currently a non-Director member of the Strategy Committee of the Board.  Previously, he served as Executive Vice President, Chief Merchandising Officer upon joining the Company in March 2007.  Mr. Sato began his career at Nordstrom Inc. in 1985.  He was Regional Merchandise Manager, Menswear and Footwear, in the Northeast and Mid-Atlantic regions of Nordstrom, then served as Divisional Merchandise Manager, Shoes.  Mr. Sato was promoted to Vice President and Corporate Merchandise Manager for the Men’s Shoes Division of Nordstrom in 1999.  Mr. Sato has been involved in the retail industry for over 25 years.

Mr. Edward W. Wilhelm is currently Executive Vice President, Chief Financial Officer, of the Company, serving in such capacity since joining the Company in March 2009.  Previously, Mr. Wilhelm served as Executive Vice President and Chief Financial Officer of Borders Group, Inc. from 2000 to 2009.  From 1997 to 2000, Mr. Wilhelm was Vice President of Planning, Reporting, and Treasury for Borders Group, Inc. and served as Vice President of Finance from 1994 through 1997.  Mr. Wilhelm is a Certified Public Accountant and has over 20 years of experience in the finance and retail industries.

Mr. Steven J. Schneider is currently the Executive President, Strategic Initiatives, of the Company, serving in such capacity since July 2013.  He served as President of the Company from December 2008 to July 2013 and Chief Operating Officer from October 2003 to July 2013.  Mr. Schneider served as Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Assistant Secretary, from April 2001 to October 2003.  Mr. Schneider also served as Executive Vice President, Finance, Chief Financial Officer, and Assistant Secretary from April 2000 to April 2001, as Senior Vice President, Finance, Chief Financial Officer, and Assistant Secretary from March 1997 to April 2000, and as Vice President, Finance and Chief Financial Officer from April 1989 to March 1997.  From August 1984 to March 1989, Mr. Schneider served as Assistant Controller for Paul Harris Stores, Inc.  Mr. Schneider was also employed by a national accounting firm for two years and has been engaged in various financial positions in the retail industry for over 30 years.

Mr. Mark S. Landau is currently Executive Vice President, Chief Business Development Officer, of the Company, serving in such capacity since January 2012.  Mr. Landau is also currently a non-Director member of the Strategy Committee of the Board and previously served as a Director of the Company from January 2010 to December 2011.  Prior to joining the Company, Mr. Landau served as managing director at Deutsche Bank, leading the Commercial Real Estate Banking Americas division.  Prior to joining Deutsche Bank, Mr. Landau was with Goldenbridge Advisors for two years as a managing director and a member of the company’s investment committee and spent 14 years with Merrill Lynch, serving in a variety of management positions, including Managing Director, Senior Relationship Manager for Investment Banking Financial Sponsors, and Hedge Fund coverage.  Mr. Landau also helped to create Merrill Lynch’s European Real Estate Investment Banking group.  Mr. Landau has over 30 years of experience in the financial services and real estate industries.

Mr. Michael L. Marchetti is currently Executive Vice President of the Company and General Manager of Finish Line Macy’s Stores, serving in such capacity since January 2013.  Mr. Marchetti served as Executive Vice President, Store Operations from April 2000 to January 2013.  Mr. Marchetti also served as Senior Vice President, Store Operations from March 1997 to April 2000, and as Vice President, Store Operations from September 1995 to March 1997.  From May 1990 to September 1995, Mr. Marchetti served as Regional Vice President of Champs Sports, a division of Foot Locker, Inc.  Mr. Marchetti has been involved in the retail industry for over 30 years.

Mr. Daniel S. Marous is currently Executive Vice President, Supply Chain and IT, of the Company serving in such capacity since August 2013.  Mr. Marous also served as the Company’s Senior Vice President of Supply Chain from March 2013 to August 2013.  From 1998 to 2013, he held various positions at Staples Inc., including Vice President, Fulfillment and Delivery Operations, Vice President, Supply Chain and Supply Chain Programs, Vice President, GMM Office Décor and Merchandise Finance, Vice President, General Merchandising Manager (Technology), Vice President, Supply Chain and Inventory Management, Director of Inventory Management and Delivery, Director of Logistics, and Distribution Strategy Manager.  Previously, Mr. Marous served in finance and budget manager and analyst roles at Proctor and Gamble Company.  Mr. Marous has 20 years of experience in finance, merchandising, and supply chain positions.

Ms. Melissa A. Greenwell is currently Executive Vice President, Chief Human Resources Officer, of the Company, serving in such capacity since June 2013.  Ms. Greenwell served as the Company’s Vice President and Senior Vice President of Human Resources from December 2008 to May 2013.  Previously, she served as Director, Human Resources, of Sallie Mae, Inc. from 2005 to 2008. Throughout her 15-year career in human resources, Ms. Greenwell also has held positions as Vice President, Human Resources, of Brightpoint North America, Vice President, Human Resources, at JP Morgan Chase (formerly Union Acceptance Corporation), Vice President, Human Resources, at Oak Street Mortgage, and Vice President, Human Resources, at Made2Manage Systems.  Earlier in her career, Ms. Greenwell served as a leader of Business Process Reengineering with Alcoa Closure Systems International and led their customer service organization.  Ms. Greenwell is a certified coach through the

Indiana University Alumni Association Marshall Goldsmith Leadership Development and Executive Coaching Academy and holds a Professional Human Resources Certification (PHR).

Mr. Bill Kirkendall is currently Executive Vice President of the Company and President of Running Specialty Group, serving in such capacity since April 25, 2014.  Prior to joining the Company, Mr. Kirkendall served as Managing Partner / President of Glen Oaks Country Club, a private golf country club and residential community in West Des Moines, Iowa.  In addition, he was a Partner in D.A. Weibring/Golf Resources Group, a worldwide golf course design, management, and consulting firm, from 2006 until April 2014, and served as lead advisor for its Board of Advisors.   Mr. Kirkendall served as a Director of the Company from July 2001 to April 2014.  From October 1999 to November 2002, Mr. Kirkendall was President and Chief Executive Officer of Orlimar Golf Company, a manufacturer and distributor of golf equipment.  Mr. Kirkendall was President and CEO of Tretorn of N.A., Inc., a distributor and licensee of athletic footwear, from 1998 to 1999.  Mr. Kirkendall was a driving force with Etonic Inc. (Etonic, Tretorn, Puma USA), a distributor, manufacturer, and licensee of athletic footwear and apparel, from 1982 to 1998, holding the following positions: Sales Representative from 1982 to 1985, National Sales Manager from 1985 to 1986, Vice President from 1986 to 1988, Senior Vice President from 1988 to 1989, Executive Vice President from 1989 to 1991, and President from 1991 to 1998.  From 1976 to 1982, Mr. Kirkendall was Vice President of Golden Brothers Inc., a long haul trucking company.  Mr. Kirkendall has a wealth of experience in the athletic / sporting goods retail and management industries.

Ms. Dolores A. Kunda has served as a Director of the Company since October 2008.  Ms. Kunda is the founder of Lápiz, one of the largest Hispanic advertising agencies in the United States.  Lápiz is a division of Leo Burnett USA and all entities are part of French communications holding company, Publicis Groupe.  Ms. Kunda recently retired as President and CEO of Lápiz, positions she held since the company’s inception in 1999.  She also recently retired as the President of Leo Burnett Puerto Rico, a position she held since 2007.  Ms. Kunda served as director for Lenox Group Inc. from October 2006 to April 2009, and was a member of the audit committee.  Ms. Kunda has been involved in the marketing and advertising field for over 28 years, focusing on the general market, Mexico, the U.S. Hispanic market, and Puerto Rico.  Ms. Kunda brings valuable marketing experience to the Board and has particular expertise with respect to the U.S. Hispanic community, which is valuable in community outreach, branding, and diversity initiatives.

Mr. Torrence Boone has served as a Director of the Company since August 2011.  As Managing Director of Agency Business Development for Google since 2010, Mr. Boone is responsible for driving Google’s strategy and relationships with marketing and advertising agencies across the Americas.  Prior to joining Google, Mr. Boone was global CEO of Enfatico, a full-service, integrated agency, from 2008 to 2010, and from 2001 to 2008 he was a senior executive of Digitas, including serving as President of the digital marketing agency’s flagship Boston region.  He also previously served as Vice President and General Manager of digital marketing agency, Avenue A (now Razorfish), and was a Senior Manager at Bain & Company.  Mr. Boone brings a depth of knowledge and experience in digital marketing as well as strong business acumen to the Board.

 Mr. William P. Carmichael has served as a Director of the Company since July 2003.  Mr. Carmichael currently serves as Chairman of the Board of Trustees of the Columbia Funds Series Trust, Columbia Funds Series Trust II, Columbia Funds Master Investment Trust, and Columbia Funds Variable Insurance Trust I, and Columbia ETF Trust.  He also currently serves as Chairman of two closed-end funds, Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corp.  From 1998 to 2001, Mr. Carmichael was Senior Managing Director of The Succession Fund, which he co-founded in 1998.  Prior to The Succession Fund, Mr. Carmichael served for 26 years in various financial positions with global consumer product companies, including Senior Vice President of Sara Lee Corporation from 1991 to 1993, Senior Vice President of Beatrice Foods from 1984 to 1990, Chief Financial Officer of Beatrice Foods from 1987 to 1990, and Vice President of Esmark, Inc. from 1973 to 1984.  Mr. Carmichael has served as a director of Cobra Electronics Corporation since 1994.  During the past five years, Mr. Carmichael also served as a director of Spectrum Brands (formerly Rayovac Corporation, from August 2002 to August 2009), Simmons Company (from May 2004 to January 2010), and McMoRan Exploration Co. (from 2010 to June 2013).  Mr. Carmichael has extensive experience in corporate finance, accounting, and financial management, and this experience enables Mr. Carmichael to provide valuable guidance to the Board with respect to analyzing its operating results, financial condition, and strategic plans.

Mr. Richard P. Crystal has served as a Director of the Company since October 2009.  Mr. Crystal retired as Chairman and Chief Executive Officer of New York & Company, a women’s clothing retailer, in 2011.  He joined New York & Company in 1996 as President and Chief Executive Officer of what was then Lerner New York.  In 2002, Lerner New York became a privately held organization and became known as New York & Company.  During his tenure, Mr. Crystal continued to lead the organization as its President and Chief Executive Officer, and in 2004, New York & Company became a public company, with Mr. Crystal serving as Chairman and Chief Executive Officer.  As a director of New York & Company, Mr. Crystal served on the nomination and governance committee from 2004 through 2009.  Earlier in his career, Mr. Crystal was with R.H. Macy/Federated for 20 years, where he served in a variety of senior management positions, culminating in his appointment as Chairman and Chief Executive Officer, Product Development and Macy Specialty Stores, which included the Aéropostale and Charter Club chains.  He began his career with Stern’s Department Store in 1966, based in New York City.  Mr. Crystal is an experienced leader with over 30 years of experience in the retail industry, which enhances his ability to provide guidance to the Board on the assessment of business and retail industry trends and strategic planning.

Mr. Stephen Goldsmith has served as a Director of the Company since July 1999.  Mr. Goldsmith is currently a Managing Director of Huron Consulting Group, a provider of business consulting services, and the Daniel Paul Professor of Government and Director of the Innovations in American Government Program at Harvard University’s Kennedy School of Government.  Previously, Mr. Goldsmith served as a Senior Strategic Advisor and Independent Consultant to the international law firm of McKenna Long and Aldridge LLP and as the Deputy Mayor of Operations for New York City, serving under Mayor Michael Bloomberg.  From 2001 to 2005, he served as Senior Vice President of ACS State and Local Solutions.  Mr. Goldsmith served as Mayor of the City of Indianapolis from January 1992 to December 1999.  During the past five years, Mr. Goldsmith also served as a director of U.S. Infrastructure Corporation. Mr. Goldsmith has particular expertise in public affairs and government relations, and has extensive experience in corporate governance, operational leadership, and advising on matters relating to structured finance.  This background and experience enables Mr. Goldsmith to provide valuable guidance to the Board, especially with respect to strategic planning and assessment of trends in public policy issues relevant to the Company’s business.

Ms. Catherine A. Langham has served as a Director of the Company since April 2006.  Ms. Langham is the co-founder, President, and Chief Executive Officer of Langham Logistics, Inc., a global freight management company specializing in expedited transportation, warehousing, and distribution.  Ms. Langham has also served as a director of Celadon Group, Inc., a domestic and international truckload carrier, since July 2007 and is a member of Celadon Group’s audit, governance, and compensation committees.  Additionally, Ms. Langham has served as a director, member of the audit committee, and chair of the nominating and governance committee of H.H. Gregg, a specialty retailer of consumer electronics, home appliances, mattresses, and related services, since February 2010.  Ms. Langham is an experienced leader with over 25 years of experience in logistics and supply chain, which enables her to provide valuable guidance to the Company with respect to freight transportation, marketing, and distribution matters, as well as overall insightful business judgment.

Mr. Norman H. Gurwitz has served as a Director of the Company since July 2009.  From 1986 through 2009, Mr. Gurwitz served as an advisor to and Vice President, Corporate Counsel, and Director of Human Resources of Emmis Communications, an owner and operator of radio stations and magazines throughout the United States.  Prior to joining Emmis, Mr. Gurwitz was with the Internal Revenue Service in Washington, D.C. for four years and was in private legal practice focusing on corporate matters in Indianapolis for 10 years.  He also previously served on the Board of Visitors of the Indiana University Robert H. McKinney School of Law in Indianapolis.  Mr. Gurwitz has particular expertise in strategic planning, operational management, and corporate finance matters, which enables him to provide valuable guidance to the Board with respect to analyzing the Company’s operating results, financial condition, and strategic plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and Directors and shareholders who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.  Officers, directors, and greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

Based solely on the Company’s review of the copies of the forms it has received and representations from certain reporting persons that they were not required to file a Form 5 for certain fiscal years, the Company believes that all of its officers, Directors, and greater than 10% shareholders have complied with all of the filing requirements applicable to them with respect to transactions during Fiscal 2014.

Code of Ethics

The Company’s Code of Ethics, which is applicable to all Company officers, Directors, and employees, is available on the Company’s website at www.finishline.com, under Investor Relations/Corporate Governance/Governance Documents.  The Company intends to disclose waivers under this Code of Ethics, or amendments thereto, on the Company’s website at www.finishline.com or, as required, in a report on Form 8-K.

Succession Planning

The Company’s executive management positions are a central component of the organization’s success.  Ensuring that the functions of the executive team are well understood by the Board is important for safeguarding the Company against unplanned and unexpected change.  This kind of risk management is equally helpful in facilitating a smooth leadership transition when it is predictable and planned.  The Company adopted an Emergency Succession Plan, which was formulated by the Governance & Nominating Committee of the Board and Company management, on January 18, 2012.  The Emergency Succession Plan reflects the Company’s commitment to sustaining a healthy, functioning organization.  The purpose of the Emergency Succession Plan is to ensure that leadership has adequate information and a strategy to effectively manage the Company in the event that a senior executive officer is unable to fulfill his or her duties.  In the event of the unexpected death, incapacity, or resignation of a senior executive officer, the Emergency Succession Plan provides for the executive’s successor in such circumstances.  Board Advisor, an independent consulting firm, initially assisted the Board in formulating a succession plan.  The Governance & Nominating Committee periodically reviews emergency and non-emergency management succession policies and procedures and provides updates to the full Board.  In this regard, the committee develops profiles of the appropriate responsibilities, attributes, and requirements for the Company’s senior executive officer positions which reflect the Company’s business functions, vision, and strategy.

BOARD OF DIRECTORS, COMMITTEES, AND MEETINGS

Independence of Directors

The Board has determined that the majority of its members are “independent directors” under the criteria for independence set forth in the listing standards of the NASDAQ Stock Market (“NASDAQ”).  The independent Directors of the Board include Stephen Goldsmith, William P. Carmichael, Catherine A. Langham, Dolores A. Kunda, Norman H. Gurwitz, Richard P. Crystal, and Torrence Boone.  In addition, the members of all committees of the Board, other than the Strategy Committee, are independent directors, and all members of the Audit Committee and Compensation Committee satisfy the independence requirements set forth in SEC rules and the NASDAQ listing standards.

Meetings and Committees of the Board of Directors

The Board held 4 meetings in Fiscal 2014, and all Directors attended at least 75% of the meetings of the Board and the committees of the Board of which they were members.  Members of the Board are expected to attend the Company’s Annual Meeting.  All of the then active Board members attended the 2013 Annual Meeting of Shareholders.

The Company has a standing Audit Committee, Compensation Committee, Governance & Nominating Committee, and Strategy Committee.  The Audit Committee is comprised of Mr. Carmichael (Chair), Ms. Langham, and Mr. Gurwitz.  The Compensation Committee is comprised of Ms. Langham (Chair), Ms. Kunda, Mr. Gurwitz, and Mr. Crystal.  The Governance & Nominating Committee is comprised of Mr. Goldsmith (Chair), Ms. Kunda, and Mr. Boone.  The Strategy Committee is comprised of Messrs. Crystal (Chair), Goldsmith, Boone, and Lyon, Mr. Sato, the Company’s President, Finish Line Brand, and a non-Director member of the committee, and Mr. Landau, the Company’s Executive Vice President, Chief Business Development Officer, and a non-Director member of the committee.

Audit Committee

The Audit Committee is appointed by the Board and is comprised solely of independent directors (as defined in SEC rules and the NASDAQ listing standards).  The Audit Committee appoints the Company’s independent registered public accounting firm each year and approves the terms of the engagement and associated compensation.  It also approves services that may be proposed by the independent registered public accounting firm, as well as any services provided by other professional financial services providers.  The Audit Committee monitors and oversees the quality and integrity of the Company’s accounting process, systems of internal controls, and related enterprise risk management (“ERM”).  Each member of the Audit Committee meets the NASDAQ financial knowledge requirements, and the Board has determined that Mr. Carmichael, the Chair of the Audit Committee, meets NASDAQ’s professional experience requirements and qualifies as an “audit committee financial expert” as defined by SEC rules.  The Audit Committee is charged with reviewing and monitoring all contemplated related party transactions.  At each quarterly meeting, the Audit Committee reviews the enterprise risks relevant to the committee and its duties, and assesses the risk of each decision made by the committee.  The duties of the Audit Committee are set forth in its Charter, which is available on the Company’s website at www.finishline.com, specifically at Investor Relations/Corporate Governance/Governance Documents.  The Audit Committee met 8 times during Fiscal 2014.

Compensation Committee

The Compensation Committee is appointed by the Board and is comprised solely of independent directors (as defined in the NASDAQ listing standards) and outside directors (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)).  The Compensation Committee is responsible for discharging the responsibilities of the Board with respect to the compensation structure of the Company’s executive officers, including reviewing and approving the compensation structure of the Chief Executive Officer, and the Board members.  In consultation with the Chief Executive Officer and other Company management, the Compensation Committee also reviews and approves the compensation structure for the other executive officers of the Company.  When the Compensation Committee discusses and approves compensation for the Company’s Chief Executive Officer, the charter of the committee requires the Chief Executive Officer to not be present and, if applicable, recuse himself from such discussions, and for no other executive officer of the Company to be present.  Decisions concerning the compensation structure of the Chief Executive Officer are approved by the Compensation Committee.  The Compensation Committee is responsible for administering the Company’s compensation plans, including The Finish Line, Inc. 2009 Incentive Plan (the “2009 Incentive Plan”).  At each quarterly meeting, the Compensation Committee reviews the enterprise risks relevant to the committee and its duties, and assesses the risk of each decision made by the committee.  The duties of the Compensation Committee are set forth in its Charter, which is available on the Company’s website at www.finishline.com, specifically at Investor Relations/Corporate Governance/Governance Documents.  The Compensation Committee met 5 times during Fiscal 2014.

Governance & Nominating Committee

The Governance & Nominating Committee is appointed by the Board and is comprised solely of independent directors (as defined in the NASDAQ listing standards).  The Governance & Nominating Committee assists the Board in the oversight of corporate governance matters, including developing and recommending criteria and policies relating to the service and tenure of directors.  It also is responsible for identifying and reviewing potential candidates for the Board and making recommendations to the Board for the nomination and election of directors.  The Governance & Nominating Committee reviews succession planning recommendations for the Company’s senior executive officers, including the Chief Executive Officer.  The Governance & Nominating Committee is tasked with assessing the Board’s performance and the Chief Executive Officer’s performance on an annual basis.  In addition, the Governance & Nominating Committee regularly reviews the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other legal and regulatory updates, and is responsible for reviewing and assessing the adequacy of the Company’s corporate governance principles annually.  It also encourages and approves on-going Director education and development.  At each quarterly meeting, the Governance & Nominating Committee reviews the enterprise risks relevant to the committee and its duties, and assesses the risk of each decision made by the committee. The duties of the Governance & Nominating Committee are set forth in its Charter, which is available on the Company’s website at www.finishline.com, specifically at Investor Relations/Corporate Governance/Governance Documents.  The Governance & Nominating Committee met 4 times during Fiscal 2014.

In determining whether to nominate a candidate for election to the Board, the Governance & Nominating Committee considers various criteria, such as the recommendations of fellow Directors, a candidate’s relevant business skills and experience, commitment to enhancing shareholder value, and diversity, bearing in mind the composition and requirements of the Board at that point in time.  While the Governance & Nominating Committee does not have a formal policy regarding board diversity, the committee assesses the effectiveness of its efforts to have a diverse Board by periodically reviewing the current Board members for geographic, occupational, gender, race, and age diversity.  Candidates are identified through a variety of sources, including current and past members of the Board, officers of the Company, individuals personally known by members of the Board, and research.  The Governance & Nominating Committee will consider shareholder recommendations of candidates when the recommendations are properly submitted.  To be considered, any such shareholder recommendation must be submitted as set forth under the section of this Proxy Statement below entitled “Proposals of Shareholders,” and must comply with the notice, information, and consent provisions set forth in the Company’s Bylaws.  Shareholder nominees will be evaluated under the criteria set forth above.  To recommend a prospective nominee for the Board’s consideration, a shareholder may submit a candidate’s name and qualifications to The Finish Line, Inc., Board of Directors, at Finish Line Customer Central (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235), in care of the Corporate Secretary.

Strategy Committee

The Strategy Committee is appointed by the Board and is comprised of independent directors (as defined in the NASDAQ listing standards), the Chairman of the Board and Chief Executive Officer of the Company, and other members of Company management involved directly in strategy development and implementation.  The Strategy Committee reviews strategic plans and initiatives of the Company and provides advice and insight to Company management relating to the development and implementation of strategic plans.  It also serves as a sounding board for Company management on strategic issues, identifies and evaluates potential business or competitive concerns that the Company may face, and reviews resources available to Company management and resource allocation in connection with the Company’s strategy and strategic initiatives.  At each quarterly meeting, the Strategy

Committee reviews the enterprise risks relevant to the committee and its duties, and assesses the risk of each decision made by the committee.  The duties of the Strategy Committee are set forth in its Charter, which is available on the Company’s website at www.finishline.com, specifically at Investor Relations/Corporate Governance/Governance Documents.  The Strategy Committee met 4 times during Fiscal 2014.

Leadership Structure of the Board of Directors

The Company’s Bylaws currently provide that the Chairman of the Board may simultaneously serve as the Chief Executive Officer of the Company and shall preside at all Board and shareholder meetings.  The Board evaluates, from time to time as appropriate, whether the same individual should serve as Chairman of the Board and Chief Executive Officer or whether these positions should be held by different individuals, based on what the Board considers to be in the best interests of the Company and its shareholders.  In this regard, the Board has chosen to permit the same individual to serve as both Chief Executive Officer and Chairman of the Board because the Board believes this combined role can promote unified leadership and direction for the Board and Company management, and also allows for a single, clear focus for the chain of command to execute the Company’s business plans.  Currently, Mr. Lyon serves as both Chairman of the Board and Chief Executive Officer of the Company, which the Board believes has positively served the Company’s interests because of the efficiencies of having the roles combined.  By combining the performance of these responsibilities, Mr. Lyon is able to optimize his first-hand knowledge of the operations of the Company, which facilitates his leadership of the Board regarding the Company’s business by allowing the Board to have the benefit of his insight and perspective on the affairs of the Company during its deliberations.  The Board believes this is an appropriate leadership structure for the reasons set forth above and in light of the fact that the Board has an independent Lead Director as discussed below.  To ensure the preservation of good governance, the Board has and will continue to maintain the position of Lead Director so that there will be a strong, independent leader in place to facilitate the consideration of matters and actions taken by the non-employee, independent Directors.  Mr. Lyon is not considered an “independent director” under the NASDAQ listing standards.

Since July 2011, Mr. William Carmichael has served as Lead Director of the Board.  The Board’s independent Directors appoint a Lead Director each year to serve in such capacity for a one-year term. The Lead Director is tasked with helping develop agendas for each of the Board’s meetings and presiding as the chair of executive sessions which are generally held in conjunction with each of the Board’s regularly scheduled meetings.  The Lead Director is also tasked with identifying and developing, in conjunction with the Chairman of the Board and the Governance & Nominating Committee, the Board’s compositional needs and criteria for Director candidates, and coordinating responses to questions and/or concerns from shareholders or other interested parties that may be communicated to the Company’s non-employee Directors.  The Lead Director serves at the discretion of the independent Directors of the Board and may be removed from the position, with or without cause, by a majority vote of the Board’s independent Directors or by the appointment of a new Lead Director at any time.

The Company and the Board believe this leadership structure described above is appropriate because it is advantageous to and in the best interests of the Company and the Company’s shareholders.  In addition, this leadership structure promotes unified direction for the Board and Company management, while at the same time providing a mechanism for strong, independent governance in circumstances where it is advisable or necessary to have the non-employee, independent Directors consider matters and take action.

Board of Director’s Role in Risk Oversight

The Board has ultimate oversight responsibilities regarding the risks that could affect the Company.  This oversight is conducted primarily through the Audit Committee, which has established procedures for reviewing the Company’s risks and throughout the year receives and reviews reports from Company management regarding enterprise risk issues affecting the Company, and also through the Compensation Committee, Governance & Nominating Committee, and Strategy Committee.  The established procedures include periodic risk reviews by management with the Audit Committee and an annual risk report submitted to the Board.  In response to those reports, the Audit Committee may direct management to consider additional issues or provide additional information to the committee.  The Chair of the Audit Committee also reports regularly to the Board regarding the committee’s meetings, considerations, and actions, and the risk matters presented to the committee.  The types of enterprise risks the Audit Committee considers and monitors include financial, regulatory, and compliance risks that could impact the Company’s business.  For example, during Fiscal 2014, the Audit Committee considered and monitored issues relating to financial reporting, information technology (IT), employee turnover, succession planning, strategic planning, SOX controls, and Dodd-Frank Act compliance.  In addition, the Compensation Committee considers and reports on risks in connection with the Company’s compensation programs, policies, and practices.  See “Executive Compensation – Compensation Discussion and Analysis – Tax, Accounting, and Risk Assessment” below for a description of the Compensation Committee’s role in risk oversight, which is incorporated herein by reference.  Furthermore, at the end of every Board and committee meeting, the Board members review the discussions from the meeting and assess the risk of each decision made.

While the Board has general risk oversight responsibility, the Company’s management is responsible for the day-to-day monitoring and assessment of risks that could affect the Company’s business.  Both the Company’s ERM Committee and Internal Audit Department handle monitoring and testing duties for Company-wide policies and procedures and are responsible for identifying and coordinating risk management with key Company executives.  The Internal Audit Department regularly provides reports to the Company’s Chief Financial Officer, as well as direct reports to the Audit Committee, on risk management matters.  The ERM committee provides periodic reports to Company management and the Audit Committee.

The Company is continuously working to install new, and upgrade its existing, information technology (IT) and systems to ensure that the Company is protected, to the greatest extent possible, against cyber risks and security breaches.  Both Company management and the Board, particularly the Audit Committee, have oversight responsibility for this area and regularly evaluate the systems, policies, and procedures the Company has in place and risk levels, potential additions, modifications, and improvements, and future plans and initiatives.

The Company believes the risk oversight process described above is appropriate in light of the Company’s business, size, and management structure.  The Company’s risk oversight process permits management to run the Company and monitor and assess risk on a day-to-day basis, while at the same time providing for a robust oversight function at the Board level.  In addition, the process allows the Company’s risk management to evolve as the Company’s business evolves.

Corporate Political Spending

It is not, and has not been, the practice of the Company to make corporate political contributions.  Pursuant to the Company’s Code of Ethics, individual officers, Directors, and employees are free to exercise their right to make political contributions within legal limits.  However, the Company will not reimburse individuals for political contributions.  Generally, no individual contribution may be made by a Company officer, director, or employee with the expectation of favorable government treatment in return.

Communications with the Board of Directors

Shareholders may communicate with the Board, its committees, the independent Directors as a group, or one or more members of the Board or its committees, by sending a letter to The Finish Line, Inc., Board of Directors (or the applicable member of the Board), at Finish Line Customer Central (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235), in care of the Corporate Secretary.  If, after review of the communication, the Corporate Secretary deems appropriate, the Corporate Secretary will forward such correspondence to the Chairman of the Board or to the applicable Board member.  The process by which the Corporate Secretary reviews and forwards correspondence deemed appropriate has been approved by a majority of the Board’s independent Directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is an overview and analysis of the Company’s executive compensation structure for the Company’s six NEOs for Fiscal 2014: Mr. Glenn S. Lyon, Chief Executive Officer, Mr. Samuel M. Sato, President, Finish Line Brand, Mr. Edward W. Wilhelm, Executive Vice President, Chief Financial Officer, Mr. Steven J. Schneider, Executive Vice President, Strategic Initiatives (and previously, as discussed further below, President and Chief Operating Officer), Mr. Mark S. Landau, Executive Vice President, Chief Business Development Officer, and Mr. George S. Sanders, former Executive Vice President, Real Estate and Store Development.

Executive Compensation Objectives

The overall strategy of the Compensation Committee (the “Committee”) remains the establishment of a competitive and balanced, performance-based compensation structure.  The Company’s executive officer compensation is aligned with the performance driven philosophy of the Company and the Committee, and heavily incorporates pay for performance.  Performance-based compensation is an important and significant portion of the Company’s compensation structure.

For Fiscal 2014, the Committee again strived to achieve this compensation structure through:

•	Retention and motivation of key officers responsible for large business components that significantly affect overall Company performance.

•	Recognition of individual accountability and performance for meeting and/or exceeding established financial performance objectives.

•	Reinforcement of successful performance consistent with Company values and performance goals.

•	Facilitating teamwork within the Company’s management structure to achieve sustainable financial performance.

•	Discouragement of risky, short-term behavior and inappropriate risk-taking that would be reasonably likely to have a material adverse effect on the Company.

The Committee also maintains its commitment for executive compensation to be fundamentally fair to the Company’s shareholders and to create long-term shareholder value.  Compensation benchmarking, which is discussed further below, plays an important role in setting the compensation for the Company’s NEOs.  The Committee has focused on competitively aligning NEO compensation with the Company’s peer group.

Executive Compensation Overview for Fiscal 2014

Before setting the compensation structure, the Committee strives to accurately evaluate the cyclical retail market within which the Company operates.  To assist the Committee in this evaluation for Fiscal 2014, the Committee retained the outside management consulting services of Hay Group, Inc. (“Hay Group”).  The services for Fiscal 2014 provided by Hay Group focused on executive compensation, and the fees paid for those services were approved solely by the Committee.  During Fiscal 2014, Hay Group did not provide any additional services to the Company or the Company’s affiliates other than the executive compensation consulting services to the Committee described herein.

In light of new SEC and NASDAQ rules, the Committee has considered the independence of Hay Group pursuant to, and based on the factors set forth in, such rules, including the following factors: (i) other services provided to the Company by Hay Group; (ii) fees paid as a percentage of Hay Group’s total revenue; (iii) policies or procedures maintained by Hay Group that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and any member of the Committee; (v) any Company stock owned by individual consultants involved in the engagement; and (vi) any business or personal relationships between our executive officers and Hay Group or the individual consultants involved in the engagement.  The Committee has concluded that no conflict of interest exists that would prevent Hay Group from serving as an independent advisor to the Committee.  In making this determination, the Committee also reviewed

Hay Group’s Global Code of Business Conduct and Ethics and its Conflict of Interest Policy, as well as certifications made by each of our executive officers and Directors that he or she did not have a business or personal relationship with Hay Group or any of the individuals at Hay Group working on the Company’s engagement.

When setting executive officer compensation for Fiscal 2014, the Committee considered recommendations and proposals from Hay Group and Company management.  The executive officers for whom compensation recommendations and proposals were discussed were not present during those discussions with the Committee.  When setting the Fiscal 2014 compensation for the Company’s Chief Executive Officer, no executive officer of the Company was present.  The Committee retains the discretion to accept, adjust, or reject any recommendations and proposals concerning executive officer compensation.

For Fiscal 2014, the Committee, after consultation with Hay Group, determined that the annual compensation structure for the Company’s executive officers should consist of a competitive base salary and appropriate performance-based and at-risk elements, including annual cash incentive compensation, long-term cash incentive compensation, and stock-based awards.  The Committee believes the at-risk elements align executive performance with short-term and long-term value creation for Company shareholders and take into account:

•	The value of Company equity;

•	Company-wide performance goals; and

•	Business area performance goals.

It remains the Committee’s practice to establish the overall compensation program for a given performance period within the first 90 days of the applicable performance period.  The Committee met in late Fiscal 2013 and early Fiscal 2014 for this purpose.  At these meetings, the Committee evaluated performance for Fiscal 2013 and the Company’s projections and budget for Fiscal 2014, Fiscal 2015, and Fiscal 2016.  The Committee also reviewed peer group, market alignment, and other relevant data from Hay Group.  Based on those evaluations, the Committee then considered and approved the compensation structure of each NEO for Fiscal 2014.

Compensation Benchmarking

As part of its analysis in setting executive officer compensation for Fiscal 2014, the Committee considered the compensation of executive officers in comparable positions at competitive companies.  In determining executive officers in comparable positions, the Company utilized the “job sizing” report provided by Hay Group (the “Hay Group Report”).  The Hay Group Report allows Hay Group to account for job duties, in lieu of only job titles, when comparing executive compensation at peer companies.

In setting the benchmark peer group of companies for Fiscal 2014, the Committee, in consultation with Hay Group, considered criteria that included market capitalization, revenue, recent EBIT (earnings before interest and tax) growth, industry (specialty/retail), competitive market data, and merchandise type.  The Fiscal 2014 peer group consisted of the following 14 companies:

•	Aéropostale, Inc.
•	ANN INC.
•	Ascena Retail Group, Inc.
•	The Buckle, Inc.
•	Chicos FAS, Inc.
•	The Children’s Place Retail Stores, Inc.
•	DSW Inc.
•	Foot Locker, Inc.
•	Genesco Inc.
•	lululemon athletica inc.
•	New York & Company, Inc.
•	Skechers U.S.A., Inc.
•	Ulta Salon, Cosmetics & Fragrance, Inc.
•	Urban Outfitters, Inc.

It remains the Committee’s goal to set overall executive officer compensation opportunities at or near the median of the peer group.  For Fiscal 2014, the Committee continued its multi-year plan to adjust compensation opportunities for its executive officers to generally provide overall compensation opportunities that more closely align with the 50th percentile (according to the Hay Group Report).  Previously, the basic components of compensation of the NEOs were generally well below the peer group median according to Hay Group.  The Committee was successful in accomplishing its multi-year plan, as the compensation of the NEOs set by the Committee has continued to align closely with the median of the peer group.  Even with that goal, the compensation structure for each NEO may, and often will, vary from this benchmark peer group data because of varied performance factors and/or performance metrics the Committee incorporates into each individual NEO’s compensation structure.

Base Compensation

A fundamental component of overall NEO compensation is base salary.  Annual performance bonus amounts remain based on a percentage of an NEO’s annual base salary.  In setting base salary for Fiscal 2014, the Committee “job sized” each NEO by, for example, considering the executive officer’s position within the Company, the responsibilities of the position, and the respective NEO’s level of accountability, and compared that to the Hay Group Report and analysis provided by Hay Group.  The base salary amounts for the Company’s NEOs are reflected in the Summary Compensation Table on page 39.  Except for the base salary of Mr. Wilhelm, which increased during the year due to him taking on additional responsibilities, the base salaries for the NEOs for Fiscal 2014 did not increase over the base salaries for Fiscal 2013.  Mr. Wilhelm’s base salary for Fiscal 2014 is listed below as $481,667.  This is prorated based on Mr. Wilhelm’s annualized base salary of $445,000 from March 3, 2013 to June 30, 2013 and his annualized base salary of $500,000 from July 1, 2013 to March 1, 2014.  Mr. Schneider’s base salary for Fiscal 2014 decreased commensurate with his new position as Executive Vice President.

Performance-Based and At-Risk Incentive Compensation

The Company’s Fiscal 2014 incentive and bonus program consisted of three primary components:

•	Executive Officer Bonus Program (an annual cash bonus for the achievement of annual performance goals);

•	Long-Term Incentive Bonus Program (a long-term cash bonus for the achievement of long-term performance goals); and

•	Stock-based awards (a long-term equity program utilizing restricted stock and stock options for the achievement of long-term employment and performance goals).

For Fiscal 2014, which commenced on March 3, 2013, the Committee utilized the 2009 Incentive Plan as the vehicle to grant annual, long-term, and stock-based awards to executive officers.

Executive Officer Bonus Program

One performance-based and at-risk element of the Company’s annual compensation program is the Executive Officer Bonus Program, which is an annual cash-based bonus program.  For Fiscal 2014, the Committee designated 10 of the Company’s executive officers with a title of “Executive Vice President” or higher, including each of the NEOs, to participate in the Fiscal 2014 Executive Officer Bonus Program (“EOBP14”).  The participation of four of those executive officers, who were either not employed by the Company for the entire Fiscal 2014 or did not serve as an executive officer for the entire Fiscal 2014, was prorated based on their employment terms.  The Committee concluded that these 10 executive officers with their respective responsibilities were in the most appropriate positions to drive and influence overall Company financial performance for Fiscal 2014.  A specified target bonus amount for each executive officer, expressed as a percentage of such executive officer’s base salary, was established.  These target bonus percentages were specifically structured around each executive officer’s level of accountability, expected influence on Company operations for Fiscal 2014, and the competitive challenges of such executive officer’s position within the Company and the retail industry at large.  The EOBP14 was established and administered under the Company’s shareholder approved 2009 Incentive Plan.  The EOBP14 consisted of two categories, each of which was made up of various performance components.  The various components of each category, as well as the target bonus percentage amounts for each NEO, are described below.  The two categories, which were based on financial performance and other performance measurements and were comprised of objective, pre-established, and measurable components, consisted of:

•
Company Performance Category.  The first EOBP14 category, Company Performance, was comprised of eight qualified Company financial performance goals based on the performance measures permitted by the 2009 Incentive Plan, all designed to motivate and reward Company and individual executive officer performance.

•
Super Bonus Category.  The second EOBP14 category, Super Bonus, was comprised of a super bonus designed to reward superior financial performance above the adjusted operating income target of the Company.

EOBP14 Bonus Category Allocation Per NEO

NEO	Company Performance Allocation	Super Bonus Allocation
Glenn S. Lyon	Up to 105% of base salary	Up to 150% of base salary
Samuel M. Sato	Up to 85% of base salary	Up to 125% of base salary
Edward W. Wilhelm	Up to 65% of base salary	Up to 100% of base salary
Steven J. Schneider *	Up to 65% of base salary	Up to 100% of base salary
Steven J. Schneider **	Up to 85% of base salary	Up to 125% of base salary
Mark Landau	Up to 65% of base salary	Up to 100% of base salary
George S. Sanders	Up to 60% of base salary	Up to 100% of base salary
_______________________________

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives.
**	For Mr. Schneider in his former role as President and Chief Operating Officer.

Any bonus earned by Mr. Schneider under the EOBP14 was allocated based on the time Mr. Schneider served in the capacity of Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer.

Total Maximum EOBP14 Bonus Potential Per NEO

NEO	Base Salary	Total Maximum Bonus Potential (%)	Total Maximum Bonus Potential ($)
Glenn S. Lyon	$950,000	Up to 255% of base salary	$2,422,500
Samuel M. Sato	$609,000	Up to 210% of base salary	$1,278,900
Edward W. Wilhelm	$481,667	Up to 165% of base salary	$794,750
Steven J. Schneider *	$200,000	Up to 165% of base salary	$330,000
Steven J. Schneider **	$203,000	Up to 210% of base salary	$426,300
Mark S. Landau	$420,000	Up to 165% of base salary	$693,000
George S. Sanders	$375,000	Up to 160% of base salary	$600,000
_____________________________

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives. This base salary is prorated based on an annualized base salary of $300,000 for Mr. Schneider in this position.
**	For Mr. Schneider in his former role as President and Chief Operating Officer. This base salary is prorated based on an annualized base salary of $609,000 for Mr. Schneider in this position.

Any bonus earned by Mr. Schneider under the EOBP14 was prorated and allocated based on the time Mr. Schneider served in the capacity of Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer.

Company Performance Category

Components

The Company Performance Category of the EOBP14 consisted of the following eight components:

•	Enterprise Adjusted Operating Income;

•	Aged Inventory Performance (Finish Line Brand Only);

•	Inventory Turnover Performance (Finish Line Brand Only);

•	Occupancy Cost Control Performance (Finish Line Brand Only);

•	Comparable Store Sales (Finish Line Brand Only);

•	Digital Business Sales (Finish Line Brand Only);

•	Shops Within Department Stores Sales; and

•	Running Specialty Group Sales.

Each executive officer’s maximum percentage of base salary that could be earned based on achieving Company Performance Category components was allocated by the Committee among those components based on numerous factors, including the influence the executive officer has on achieving the goal.  Each of the eight Company Performance components was measured within a percentage range with levels of achievement.  Five of the components, as indicated above, were based on results of the Finish Line brand only.  For each component, the percentage of base salary allocated to that component was multiplied by the percentage level of achievement for that component, and the resulting percentages were added together to determine the total percentage of base salary earned for all Company Performance Category components.

Enterprise Adjusted Operating Income Component. In Fiscal 2014, the Adjusted Operating Income goal was based on an operating income performance measure.  The range for Fiscal 2014 as a percentage of sales was less than 7.9% for 0% achievement and 8.8% or above for 100% achievement.

Aged Inventory Performance (Finish Line Brand Only) Component.  The Fiscal 2014 Aged Inventory Performance (Finish Line Brand Only) goal was based on achieving minimal aged inventory (at cost) greater than 361 days.  The range for Fiscal 2014 was greater than 0.97% for 0% achievement and 0.7% or lower for 100% achievement.

Inventory Turnover Performance (Finish Line Brand Only) Component. For Fiscal 2014, the Inventory Turnover Performance (Finish Line Brand Only) goal was based on a profit margin performance measure.  The range for Fiscal 2014 was more than a 5.7% reduction in inventory turns per year for 0% achievement and a 0.01% increase in inventory turns per year or less for 100% achievement.

Occupancy Cost Control Performance (Finish Line Brand Only) Component. In Fiscal 2014, the Occupancy Cost Control Performance (Finish Line Brand Only) goal was based on controlling occupancy cost dollars.  The range for Fiscal 2014 was an increase of more than 90 basis points as a percentage of sales compared to the prior year for 0% achievement and an increase of 79 basis points or less as a percentage of sales compared to the prior year for 100% achievement.

Comparable Store Sales (Finish Line Brand Only) Component. In Fiscal 2014, the Comparable Store Sales (Finish Line Brand Only) goal was based on an increase, or gain, in comparable store sales over the prior year.  The range for Fiscal 2014 was less than a 2.0% decrease for 0% achievement and no change or an increase for 100% achievement.

Digital Business Sales (Finish Line Brand Only) Component.  In Fiscal 2014, the Digital Business Sales (Finish Line Brand Only) goal was based on a sales performance measure.  The range for Fiscal 2014 was less than $202,000,000 for 0% achievement and $207,667,000 or above for 100% achievement.

Shops Within Department Stores Sales Component.  In Fiscal 2014, the Shops Within Department Stores Sales goal was based on a sales performance measure.  The range for Fiscal 2014 was less than $135,000,000 for 0% achievement and $149,240,000 or above for 100% achievement.

Running Specialty Group Sales Component.  In Fiscal 2014, the Running Specialty Group Sales goal was based on a sales performance measure.  The range for Fiscal 2014 was less than $52,000,000 for 0% achievement and $59,394,000 or above for 100% achievement.

Total Maximum Company Performance Category Bonus Potential Per NEO

NEO	Base Salary	Total Maximum Bonus Potential (%)	Total Maximum Bonus Potential for Category ($)
Glenn S. Lyon	$950,000	Up to 105% of base salary	$997,500
Samuel M. Sato	$609,000	Up to 85% of base salary	$517,650
Edward W. Wilhelm	$481,667	Up to 65% of base salary	$313,083
Steven J. Schneider *	$200,000	Up to 65% of base salary	$130,000
Steven J. Schneider **	$203,000	Up to 85% of base salary	$172,550
Mark S. Landau	$420,000	Up to 65% of base salary	$273,000
George S. Sanders	$375,000	Up to 60% of base salary	$225,000

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives. This base salary is prorated based on an annualized base salary of $300,000 for Mr. Schneider in this position.
**	For Mr. Schneider in his former role as President and Chief Operating Officer. This base salary is prorated based on an annualized base salary of $609,000 for Mr. Schneider in this position.

Any bonus earned by Mr. Schneider under the Company Performance Category was prorated and allocated based on the time Mr. Schneider served in the capacity of Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer.

Allocation of Company Performance Components

The weighting of the components that comprised the Company Performance Category varied for each NEO based on a number of factors, including the influence the individual NEO had on the component and the focus the Committee desired the NEO to have on the component.  For Fiscal 2014, the percentage allocation of the components that comprised the Company Performance Category for each NEO, which equates to the percentage payout under the category if the component was achieved above the target metric, was allocated as follows:

Glenn S. Lyon, Chief Executive Officer
• Enterprise Adjusted Operating Income	70%
• Aged Inventory Performance (Finish Line Brand Only)	5%
• Inventory Turnover Performance (Finish Line Brand Only)	5%
• Occupancy Cost Control Performance (Finish Line Brand Only)	0%
• Comparable Store Sales (Finish Line Brand Only)	5%
• Digital Business Sales (Finish Line Brand Only)	5%
• Shops Within Department Stores Sales	5%
• Running Specialty Group Sales	5%
Total of Components = 100%

Samuel M. Sato, President, Finish Line Brand
• Enterprise Adjusted Operating Income	65%
• Aged Inventory Performance (Finish Line Brand Only)	5%
• Inventory Turnover Performance (Finish Line Brand Only)	5%
• Occupancy Cost Control Performance (Finish Line Brand Only)	0%
• Comparable Store Sales (Finish Line Brand Only)	10%
• Digital Business Sales (Finish Line Brand Only)	5%
• Shops Within Department Stores Sales	5%
• Running Specialty Group Sales	5%
Total of Components = 100%

Edward W. Wilhelm, Executive Vice President, Chief Financial Officer
• Enterprise Adjusted Operating Income	60%
• Aged Inventory Performance (Finish Line Brand Only)	5%
• Inventory Turnover Performance (Finish Line Brand Only)	5%
• Occupancy Cost Control Performance (Finish Line Brand Only)	5%
• Comparable Store Sales (Finish Line Brand Only)	5%
• Digital Business Sales (Finish Line Brand Only)	5%
• Shops Within Department Stores Sales	5%
• Running Specialty Group Sales	10%
Total of Components = 100%

Steven J. Schneider, Executive Vice President, Strategic Initiatives
• Enterprise Adjusted Operating Income	65%
• Aged Inventory Performance (Finish Line Brand Only)	5%
• Inventory Turnover Performance (Finish Line Brand Only)	5%
• Occupancy Cost Control Performance (Finish Line Brand Only)	5%
• Comparable Store Sales (Finish Line Brand Only)	5%
• Digital Business Sales (Finish Line Brand Only)	5%
• Shops Within Department Stores Sales	5%
• Running Specialty Group Sales	5%
Total of Components = 100%

Steven J. Schneider, President and Chief Operating Officer (former role)
• Enterprise Adjusted Operating Income	65%
• Aged Inventory Performance (Finish Line Brand Only)	5%
• Inventory Turnover Performance (Finish Line Brand Only)	5%
• Occupancy Cost Control Performance (Finish Line Brand Only)	5%
• Comparable Store Sales (Finish Line Brand Only)	5%
• Digital Business Sales (Finish Line Brand Only)	5%
• Shops Within Department Stores Sales	5%
• Running Specialty Group Sales	5%
Total of Components = 100%

Mark S. Landau, Executive Vice President, Chief Business Development Officer
• Enterprise Adjusted Operating Income	60%
• Aged Inventory Performance (Finish Line Brand Only)	5%
• Inventory Turnover Performance (Finish Line Brand Only)	5%
• Occupancy Cost Control Performance (Finish Line Brand Only)	5%
• Comparable Store Sales (Finish Line Brand Only)	5%
• Digital Business Sales (Finish Line Brand Only)	5%
• Shops Within Department Stores Sales	5%
• Running Specialty Group Sales	10%
Total of Components = 100%

George S. Sanders, Former Executive Vice President, Real Estate and Store Dev.
• Enterprise Adjusted Operating Income	55%
• Aged Inventory Performance (Finish Line Brand Only)	5%
• Inventory Turnover Performance (Finish Line Brand Only)	5%
• Occupancy Cost Control Performance (Finish Line Brand Only)	20%
• Comparable Store Sales (Finish Line Brand Only)	5%
• Digital Business Sales (Finish Line Brand Only)	0%
• Shops Within Department Stores Sales	10%
• Running Specialty Group Sales	0%
Total of Components = 100%

Achievement of Company Performance Components

The table below indicates the percentage of each Company Performance component achieved by each NEO for Fiscal 2014.

NEO	Enterprise Adjusted Operating Income	Aged Inventory Performance	Inventory Turnover Performance	Occupancy Cost Control Performance	Comparable Store Sales	Digital Business Sales	Shops Within Dept. Stores Sales	RSG Sales	Total Earned (out of 100%)
Glenn S. Lyon	70%	5%	5%	0%	5%	5%	0%	0%	90%
Samuel M. Sato	65%	5%	5%	0%	10%	5%	0%	0%	90%
Edward W. Wilhelm	60%	5%	5%	5%	5%	5%	0%	0%	85%
Steven J. Schneider *	65%	5%	5%	5%	5%	5%	0%	0%	90%
Steven J. Schneider **	65%	5%	5%	5%	5%	5%	0%	0%	90%
Mark S. Landau	60%	5%	5%	5%	5%	5%	0%	0%	85%
George S. Sanders	55%	5%	5%	20%	5%	0%	0%	0%	90%

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives.
**	For Mr. Schneider in his former role as President and Chief Operating Officer.

The table below indicates the bonus earned by each NEO under the Company Performance component.

NEO	Base Salary	Total Maximum Bonus Potential (% of base salary)	Company Performance Bonus Payout (%)	Total Bonus Earned / Payout ($)
Glenn S. Lyon	$950,000	Up to 105%	90%	$897,750
Samuel M. Sato	$609,000	Up to 85%	90%	$465,885
Edward W. Wilhelm	$481,667	Up to 65%	85%	$266,121
Steven J. Schneider *	$200,000	Up to 65%	90%	$117,000	***
Steven J. Schneider **	$203,000	Up to 85%	90%	$155,295	***
Mark S. Landau	$420,000	Up to 65%	85%	$232,050
George S. Sanders	$375,000	Up to 60%	90%	$202,500

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives. This base salary is prorated based on an annualized base salary of $300,000 for Mr. Schneider in this position.
**	For Mr. Schneider in his former role as President and Chief Operating Officer. This base salary is prorated based on an annualized base salary of $609,000 for Mr. Schneider in this position.
***
The aggregate bonus earned by Mr. Schneider under the Company Performance Category was prorated based on the time Mr. Schneider served in the capacity of Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer.  The aggregate bonus earned by Mr. Schneider amounted to $272,295, which consisted of $117,000 related to his role as Executive Vice President, Strategic Initiatives, and $155,295 related to his former role as President and Chief Operating Officer.

Super Bonus Category

Components

For Fiscal 2014, the Committee again utilized a Super Bonus Category as a component of executive officer compensation.  The primary objective of this category was to motivate the Company’s executive officers to exceed expectations and provide a sufficient reward if exceptional financial performance was attained.  The Super Bonus Category was based on one qualified financial performance component: achievement of above-target performance with respect to the Company’s enterprise adjusted operating income goal.  The achievement range for the Super Bonus Category was structured as a percentage range from 0% to 100%, whereby each 5% increment within such range was assigned a specific operating income dollar level.  The actual dollar amount of the Super Bonus Category payout for each NEO was determined by multiplying (1) the NEO’s Fiscal 2014 base salary, by (2) the percentage Super Bonus Allocation, by (3) the achievement level.

Total Maximum Super Bonus Potential Per NEO

NEO	Base Salary	Total Maximum Bonus Potential (%)	Total Maximum Bonus Potential for Category ($)
Glenn S. Lyon	$950,000	Up to 150% of base salary	$1,425,000
Samuel M. Sato	$609,000	Up to 125% of base salary	$761,250
Edward W. Wilhelm	$481,667	Up to 100% of base salary	$481,667
Steven J. Schneider *	$200,000	Up to 100% of base salary	$200,000
Steven J. Schneider **	$203,000	Up to 125% of base salary	$253,750
Mark S. Landau	$420,000	Up to 100% of base salary	$420,000
George S. Sanders	$375,000	Up to 100% of base salary	$375,000

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives. This base salary is prorated based on an annualized base salary of $300,000 for Mr. Schneider in this position.
**	For Mr. Schneider in his former role as President and Chief Operating Officer. This base salary is prorated based on an annualized base salary of $609,000 for Mr. Schneider in this position.

Any super bonus earned by Mr. Schneider under the Company Performance Category was prorated and allocated based on the time Mr. Schneider served in the capacity of Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer.

Achievement of Super Bonus

For Fiscal 2014, the Company’s enterprise adjusted operating income was at the 5% Super Bonus payout level, resulting in the following payouts to the NEOs under the Super Bonus Category.

NEO	Base Salary	Total Maximum Bonus Potential (% of base salary)	Super Bonus Payout (%)	Super Bonus Earned / Payout ($)
Glenn S. Lyon	$950,000	Up to 150%	5%	$71,250
Samuel M. Sato	$609,000	Up to 125%	5%	$38,063
Edward W. Wilhelm	$481,667	Up to 100%	5%	$24,083
Steven J. Schneider*	$200,000	Up to 100%	5%	$10,000	***
Steven J. Schneider**	$203,000	Up to 125%	5%	$12,688	***
Mark S. Landau	$420,000	Up to 100%	5%	$21,000
George S. Sanders	$375,000	Up to 100%	5%	$18,750

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives. This base salary is prorated based on an annualized base salary of $300,000 for Mr. Schneider in this position.
**	For Mr. Schneider in his former role as President and Chief Operating Officer. This base salary is prorated based on an annualized base salary of $609,000 for Mr. Schneider in this position.
***
The aggregate bonus earned by Mr. Schneider under the Super Bonus Category was prorated based on the time Mr. Schneider served in the capacity of Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer.  The aggregate bonus earned by Mr. Schneider amounted to $22,688, which consisted of $10,000 related to his role as Executive Vice President, Strategic Initiatives, and $12,688 related to his former role as President and Chief Operating Officer.

Achievement under EOBP14

NEO	Maximum Company Performance Bonus Potential	Company Performance Bonus Achieved	Maximum Super Bonus Potential	Super Bonus Achieved	Total Maximum Bonus Potential	Total Bonus Achieved / Payout
Glenn S. Lyon	$997,500	$897,750	$1,425,000	$71,250	$2,422,500	$969,000
Samuel M. Sato	$517,650	$465,885	$761,250	$38,063	$1,278,900	$503,948
Edward W. Wilhelm	$313,083	$266,121	$481,667	$24,083	$794,750	$290,204
Steven J. Schneider*	$130,000	$117,000	$200,000	$10,000	$330,000	$127,000	***
Steven J. Schneider**	$172,550	$155,295	$253,750	$12,688	$426,300	$167,983	***
Mark S. Landau	$273,000	$232,050	$420,000	$21,000	$693,000	$253,050
George S. Sanders	$225,000	$202,500	$375,000	$18,750	$600,000	$221,250

*	For Mr. Schneider in his role as Executive Vice President, Strategic Initiatives. This base salary is prorated based on an annualized base salary of $300,000 for Mr. Schneider in this position.
**	For Mr. Schneider in his former role as President and Chief Operating Officer. This base salary is prorated based on an annualized base salary of $609,000 for Mr. Schneider in this position.
***
The aggregate bonus earned by Mr. Schneider under the EOBP14 was prorated based on the time Mr. Schneider served in the capacity of Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer.  The aggregate bonus earned by Mr. Schneider amounted to $294,983, which consisted of $127,000 related to his role as Executive Vice President, Strategic Initiatives, and $167,983 related to his former role as President and Chief Operating Officer.

Comparison to EOBP13 Achievement and Total Payouts

The achievement and total payouts to the NEOs last year pursuant to the Company’s Fiscal 2013 Executive Officer Bonus Program (“EOBP13”), in comparison to the achievement and total payouts to the NEOs pursuant to the EOBP14 set forth directly above, were as follows:

EOBP13 Achievement and Total Payouts

NEO	Maximum Company Performance Bonus Potential	Company Performance Bonus Achieved	Maximum Executive Team Bonus Potential *	Executive Team Bonus Achieved *	Maximum Super Bonus Potential	Super Bonus Achieved	Total Maximum Bonus Potential	Total Bonus Achieved / Payout
Glenn S. Lyon	$807,500	$270,513	$190,000	$0	$1,425,000	$0	$2,422,500	$270,513
Samuel M. Sato	$426,300	$172,652	$91,350	$0	$761,250	$0	$1,278,900	$172,652
Edward W. Wilhelm	$244,750	$81,991	$44,500	$0	$445,000	$0	$734,250	$81,991
Steven J. Schneider	$426,300	$142,811	$91,350	$0	$761,250	$0	$1,278,900	$142,811
Mark S. Landau	$231,000	$77,385	$42,000	$0	$420,000	$0	$693,000	$77,385
George S. Sanders**	$187,500	$34,688	$37,500	$0	$375,000	$0	$600,000	$34,688

*	The Executive Team Bonus was not a category in the EOBP14.
**	Mr. Sanders was not an NEO in Fiscal 2013.

Long-Term Incentive Bonus Program

Components and Award

The Committee continued its Long-Term Incentive Bonus Program for Fiscal 2014, which is based on a three-year financial performance cycle of adjusted operating income that includes Fiscal 2014, Fiscal 2015, and Fiscal 2016 (“LTIB14”).  The LTIB14 is a performance-based, at-risk element of the Company’s compensation program.  The purpose of the LTIB14 is to focus executive management on long-term Company performance.

Under the LTIB14, each of the NEOs is eligible to earn up to the target amount specified below if the Company achieves enterprise adjusted operating income of at least $468,700,000, cumulatively, over the three-year performance cycle.  To the extent that enterprise adjusted operating income for the three-year performance cycle is less than the stated goal but is within 90% of such goal, or $421,830,000, then the bonus award amount will be one-half of the target amount.  If cumulative adjusted operating income for the three-year performance cycle is less than 90% of the performance goal, then no bonus will be paid under the LTIB14.

For Mr. Lyon, the LTIB14 target amount was set at $225,000, for Mr. Sato and Mr. Schneider (in his role as President and Chief Operating Officer) at $150,000, and for Mr. Wilhelm, Mr. Schneider (in his role as Executive Vice President, Strategic Initiatives), Mr. Landau, and Mr. Sanders at $75,000.  Potential award amounts under the LTIB14 for each NEO are also reflected in the Fiscal Year 2014 Grants of Plan-Based Awards Table on page 41.

As disclosed in prior years’ proxy statements, the Committee established long-term incentive bonus plans for Fiscal 2012, Fiscal 2013, and Fiscal 2014 (“LTIB12”), and Fiscal 2013, Fiscal 2014, and Fiscal 2015 (“LTIB13”), each based on a three-year performance cycle with a specified cash bonus amount payable to each plan participant upon the Company’s achievement of certain financial performance goals over the applicable three-year cycle (all based on achieving a cumulative three year adjusted operating income goal).

Potential awards under the LTIB12 and LTIB13 were described in the proxy statements filed with the SEC for the Company’s 2012 Annual Meeting of Shareholders and 2013 Annual Meeting of Shareholders, respectively.

Achievement of LTIB12 and LTIB13

With respect to the LTIB12, the goal was for the Company to achieve adjusted operating income of at least $450,716,000, cumulatively, over the three-year performance period of Fiscal 2012, Fiscal 2013, and Fiscal 2014.  If 100% of this goal was achieved, a payout of 100% of the bonus was to be paid to the executive officers, and if less than 100% but at least 90% was achieved, 50% of the bonus was to be paid.  For the LTIB12, 50% of the incentive bonus was paid to the NEOs because the adjusted operating income for the performance period did not exceed the goal, but at least 90% of the goal was achieved.  Specifically, Mr. Lyon received $112,500, Mr. Sato received $75,000, Mr. Schneider received $66,667, and Mr. Wilhelm and Mr. Sanders each received $37,500.  Mr. Landau received a prorated payout in the amount of $29,167 from the LTIB12, as he was an executive officer of the Company for a period less than the entire three-year performance period.

No incentive bonus amounts were paid under the LTIB13 during Fiscal 2014 because the three-year performance period of Fiscal 2013, Fiscal 2014, and Fiscal 2015 for that plan has not yet expired.

Certification and Payout of EOBP14 and LTIB12 Bonuses

All EOBP14 and LTIB12 compensation was paid after the end of Fiscal 2014 once the Committee evaluated the Company’s performance relative to the performance goals established at the beginning of Fiscal 2014 (for the EOBP14) and in Fiscal 2012 (for the LTIB12) and certified all bonus program payouts.  At the request of the Committee, the Company’s Internal Audit Department reviewed and verified the EOBP14 and LTIB12 and the calculated payouts, and concluded that all bonus calculations were accurate and in accordance with the EOBP14 and LTIB12.  As part of their duties under their respective committee Charters, the Audit Committee then reviewed and confirmed the achievement of the NEO’s EOBP14 and LTIB12 incentive compensation performance metrics and advised the Committee of the same, and subsequently the Committee reviewed (including Company performance goals and objectives and other appropriate and relevant factors) and approved the NEO’s compensation for Fiscal 2014.  All EOBP14 and LTIB12 award amounts are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 39.  To remain eligible for the bonus awards under the EOBP14 and the LTIB12, generally, and subject to the terms of the employment agreements described below, the executive officer must remain employed during the term of the award in an eligible position with the Company.

Stock-Based Awards

The final performance-based and at-risk element of the Company’s compensation program is stock-based awards.  The Committee believes that an appropriately balanced executive compensation structure must include a sufficient opportunity based on the value of Company equity.  In this context, the Committee is of the opinion that Company equity provides an appropriately balanced performance-based and/or at-risk component, giving the executive officer a direct financial stake in the Company, and motivating executive officer efforts toward increasing overall Company value to the benefit of all shareholders of the Company.  Before establishing the equity component of Fiscal 2014 executive officer compensation, the Committee considered data provided by Hay Group and recommendations from Company management. The Committee also considered the executive officer’s prior performance, the importance of retaining the executive officer’s services, and the potential for the executive officer’s performance in helping the Company achieve long-term performance objectives.  Company equity awards are determined at the beginning of the fiscal year, although equity awards may be granted at other times during the year in the event of a new hire, promotion, or other special circumstances.

Components

For Fiscal 2014, the Committee continued to implement certain recommendations provided by Hay Group and utilized a formula developed by the Committee in consultation with Hay Group by which it could more effectively provide a balanced equity component for the Company’s executive officers.  Fiscal 2014 equity allocation for the executive officers was based primarily on the following two factors:

•
The total equity component of an eligible executive officer’s Fiscal 2014 annual compensation would be equal to a multiple of base salary, which varied by position based on a number of factors, including job sizing.

•
For each of the executive officers, the equity component was divided as follows: 30% constituted the dollar value of performance-based restricted stock for Fiscal 2014, 20% constituted the dollar value of time-based restricted stock for Fiscal 2014, and 50% constituted the dollar value of non-qualified stock option grants for Fiscal 2014.  This continued the trend toward even greater performance-based compensation, as the percentage allotted to performance-based restricted stock remained 5% higher in Fiscal Year 2014 (30%, from 25%) than in certain previous years and the percentage allotted to time-based restricted stock remained 5% lower in Fiscal 2014 (20%, from 25%) than in certain previous years.

For the Fiscal 2014 grants, the Committee awarded restricted stock and stock options pursuant to the terms of the 2009 Incentive Plan.  The 2009 Incentive Plan authorizes a pool of 6,500,000 total Company shares that can be issued during the term of the 2009 Incentive Plan.  As of the beginning of Fiscal 2014, 2,331,324 outstanding shares had been issued in prior years and, based on forfeited shares and unissued shares, 4,168,676 shares remained available for issuance.  Therefore, when the Committee calculated the number of shares it intended to grant to executive officers in the form of restricted stock and stock options at the beginning of Fiscal 2014, it concluded that the remaining number of shares available for grant under the 2009 Incentive Plan was sufficient to meet its compensation objectives.  The Committee’s methodology for determining the amount and allocation of Company equity as part of Fiscal 2014 executive officer compensation is more fully discussed below.

Awards

The Committee proceeded to award the performance-based restricted stock, time-based restricted stock, and non-qualified stock options for Fiscal 2014 on the date it determined the equity allocation portion for each NEO, which was April 1, 2013.  It is the practice of the Committee to award and price the annual issuance of equity to the Company’s executive officers within the first three trading days of the trading window that immediately follows the Company’s annual earnings release.  All equity awards granted to the NEOs during Fiscal 2014 are reflected in the Summary Compensation Table on page 39 and the Fiscal Year 2014 Grants of Plan Based Awards Table on page 41.

The restricted stock (performance-based and time-based) granted in Fiscal 2014 was restricted shares of the Company’s common stock.  The stock options granted in Fiscal 2014 were non-qualified options to purchase shares of the Company’s common stock.  The Company’s common stock entitles the holders thereof to one vote for each share.

Vesting Schedule

As with the restricted stock granted in previous years, the restricted stock (performance-based and time-based) granted in Fiscal 2014 will vest pursuant to a three-year cliff-vesting schedule, whereby 100% of the restrictions on all such restricted stock grants will lapse and the shares granted will vest on April 1, 2016 (subject to meeting the continued employment requirement described below and performance goals with respect to performance-based restricted stock).  Generally, if an executive officer’s employment ends prior to vesting for any reason other than, with respect to time-based restricted stock, death, disability, or retirement, all unvested shares of restricted stock are forfeited.  Dividends, if any, are paid on all shares of restricted stock at the same rate as those received by all other shareholders of the Company (however, with respect to performance-based restricted stock, dividends are paid in shares and received only to the extent the performance goals are met).  Executive officers have the right to vote shares of restricted stock.

With respect to the time-based restricted stock grants, the executive officer will receive the underlying stock on the applicable vesting date as long as the executive is employed by the Company at all times from the grant date until the vesting date.   In addition to continued employment, performance-based restricted stock vesting requires the executive to meet certain pre-established performance goals in order to receive the underlying stock on the vesting date.  These performance goals are based on achieving a certain compounded annual growth rate with respect to net income over the performance period.

The vesting schedule for stock options granted in Fiscal 2014 remains a tiered vesting schedule that spans four years with 10% of the total grant vesting after year one, 20% after year two, 30% after year three, and the remaining 40% after year four.  The vesting dates for options granted remains the anniversary date of the initial grant.  Generally, if an executive officer’s employment ends prior to a vesting date for any reason other than death, disability, or retirement, all unvested non-qualified stock options are forfeited.  Executive officers have no right to vote or to receive dividends on shares of stock underlying options until after the exercise of such options.

Company restricted stock and option awards granted as part of Fiscal 2014 annual compensation to NEOs, including vesting schedules, are reflected in the Fiscal Year 2014 Grants of Plan-Based Awards Table on page 41.

Equity Awards to Samuel M. Sato

On August 20, 2013, Samuel M. Sato, our President, Finish Line Brand, received a time-based restricted stock award of 31,822 shares of common stock and an award of 25,488 options under the 2009 Incentive Plan.  This award was made to Mr. Sato due to his service to the Company and for retention purposes.  The restricted stock and option shares awarded will each vest in one installment, in full, on August 31, 2017, subject to possible earlier forfeiture and other vesting exceptions, as described below.  Pursuant to these provisions, if Mr. Sato suffers a termination of employment prior to August 31, 2017, all of the restricted stock and options awarded to him will be forfeited.  However, if Mr. Sato suffers a termination of employment as a result of his termination by the Company without “Cause” (as defined in his employment agreement) (see “Potential Payments in the Event of Termination or a Change in Control” below), or as a result of Mr. Sato’s resignation for “Good Reason” (as defined below), then the restricted stock and options will vest as follows: (i) if such termination event occurs between 9/1/15 - 8/31/16, then 25% of the restricted stock and options will vest; (ii) if such termination event occurs between 9/1/16 - 8/31/17, then 50% of the restricted shares will vest; and (iii) if such termination event occurs after 8/31/17, then 100% of the restricted shares will vest.  Notwithstanding the foregoing, all of the unvested restricted shares will automatically vest upon a termination of Mr. Sato’s employment by reason of either his “Retirement” (which, for purposes of the award, means a termination of employment on or after Mr. Sato reaches age 67), or his death or permanent disability.  Mr. Sato is entitled to vote and receive dividends and distributions on the restricted stock shares.

For purposes of Mr. Sato’s award, “Good Reason” means if, other than for Cause, any of the following has occurred: (i) any material diminution in Mr. Sato’s base compensation (except for across the board reductions for all similarly situated Company executives); (ii) a material change in the geographic location at which Mr. Sato must perform services; (iii) a material breach by the Company of Mr. Sato’s award agreement; or (iv) if a termination of Mr. Sato’s employment occurs within 30 days prior to or two years following a Change in Control (as defined in his employment agreement) (see “Potential Payments in the Event of Termination or a Change in Control” below), a material diminution in Mr. Sato’s authority, duties, or responsibilities.  Certain notice and cure provisions apply in order for Mr. Sato to properly invoke a termination for Good Reason.

Equity Awards to Edward W. Wilhelm

On July 9, 2013, Edward W. Wilhelm, our Executive Vice President, Chief Financial Officer received a time-based restricted stock award of 996 shares of common stock and an award of 3,583 options under the 2009 Incentive Plan.  These awards were made in connection with Mr. Wilhelm taking on additional Company responsibilities in July 2009.  Based on the additional responsibilities, Mr. Wilhelm’s annual base salary increased from $445,000 to $500,000.  Thus, the restricted stock and option shares awarded were granted to align Mr. Wilhelm’s equity allocation for Fiscal 2014 with his increased annual base salary.  These awards are subject to all terms and conditions of the Fiscal Year 2014 annual equity awards to executive officers of the Company, as set forth above under “Performance-Based and At-Risk Incentive Compensation – Stock-Based Awards,” except that the time-based restricted stock award will vest in one installment, in full, on July 9, 2016.

On August 20, 2013, Mr. Wilhelm received a time-based restricted stock award of 17,418 shares of common stock and an award of 13,951 options under the 2009 Incentive Plan.  This award was made to Mr. Wilhelm due to his service to the Company and for retention purposes.  The restricted stock and option shares awarded will each vest in one installment, in full, on August 31, 2017, subject to possible earlier forfeiture and other vesting exceptions, as described below.  Pursuant to these provisions, if Mr. Wilhelm suffers a termination of employment prior to August 31, 2017, all of the restricted stock and options awarded to him will be forfeited.  However, if Mr. Wilhelm suffers a termination of employment as a result of his termination by the Company without “Cause” (as defined in his employment agreement) (see “Potential Payments in the Event of Termination or a Change in Control” below), or as a result of Mr. Wilhelm’s resignation for “Good Reason” (as defined below), then the restricted stock and options will vest as follows: (i) if such termination event occurs between 9/1/15 - 8/31/16, then 25% of the restricted stock and options will vest; (ii) if such termination event occurs between 9/1/16 - 8/31/17, then 50% of the restricted shares will vest; and (iii) if such termination event occurs after 8/31/17, then 100% of the restricted shares will vest.  Notwithstanding the foregoing, all of the unvested restricted shares will automatically vest upon a termination of Mr. Wilhelm’s employment by reason of either his “Retirement” (which, for purposes of the award, means a termination of employment on or after Mr. Wilhelm reaches age 67), or his death or permanent disability.  Mr. Wilhelm is entitled to vote and receive dividends and distributions on the restricted stock shares.

For purposes of Mr. Wilhelm’s award, “Good Reason” means if, other than for Cause, any of the following has occurred: (i) any material diminution in Mr. Wilhelm’s base compensation (except for across the board reductions for all similarly situated Company executives); (ii) a material change in the geographic location at which Mr. Wilhelm must perform services; (iii) a material breach by the Company of Mr. Wilhelm’s award agreement; or (iv) if a termination of Mr. Wilhelm’s employment occurs within 30 days prior to or two years following a Change in Control (as defined in his employment agreement) (see “Potential Payments in the Event of Termination or a Change in Control” below), a material diminution in Mr. Wilhelm’s authority, duties, or responsibilities.  Certain notice and cure provisions apply in order for Mr. Wilhelm to properly invoke a termination for Good Reason.

Stock Ownership Guidelines

The Board believes that the Company’s executive officers and directors should own and hold Company common stock to further align their interests with the interests of shareholders of the Company and to further promote the Company’s commitment to sound corporate governance.  Therefore, effective March 1, 2011, the Board adopted minimum stock ownership guidelines applicable to all executive officers holding the position of Executive Vice President and higher and all non-employee directors.  In the event a Director also serves as an executive officer, the Director is subject to the specific executive officer stock ownership guidelines instead of the guidelines which apply specifically to directors.

For purposes of meeting the guidelines, shares of Company common stock owned directly, shares owned indirectly by a spouse, minor child, domestic partner, or a trust, shares obtained through Company retirement plans, and time-based restricted stock are included as qualifying shares which count toward the satisfaction of the guidelines.  The Committee is responsible for monitoring and enforcing the guidelines and has the authority to modify the guidelines in its discretion.  The Committee, in its discretion, may waive the guidelines as applied to Directors if compliance would create severe hardship, require a Director to retain stock after vesting which the Director would otherwise sell to pay resulting income tax obligations, require a Director to purchase stock on the open market, or prevent a Director from complying with a court order or settlement agreement.  As applied to executive officers, the Committee may waive the guidelines if compliance would create severe hardship or prevent an executive officer from complying with a court order or settlement agreement.  Following are descriptions of specific provisions of the stock ownership guidelines that apply separately to executive officers and directors.

Executive Officer Guidelines

The guidelines require each executive officer covered by the guidelines to own Company common stock in an amount not less than a multiple of the executive officer’s base salary.  The currently applicable multiples are as follows: (i) for the Chief Executive Officer, three times (3x) base salary; (ii) for the President, two times (2x) base salary; and (iii) for each Executive Vice President level officer and higher, including if and as applicable, the Chief Financial Officer and Chief Business Development Officer, one times (1x) base salary.  Total stock ownership by each executive officer is calculated as of the first day of each of the Company’s fiscal years based on the base salary then applicable to the individual, and the average per share closing price of the Company’s common stock over the prior fiscal year.  The Company’s goal is for each newly-appointed executive officer to achieve the minimum ownership level within five years of first becoming an executive officer covered by the guidelines or, for those individuals who were already covered by the guidelines as of the effective date of the guidelines, by March 1, 2016.  In the event an executive officer’s base salary increases, the individual will have five years from the time of the increase to meet the stock ownership guidelines with respect to the increase.

Director Guidelines

The guidelines require each non-employee Director to own Company common stock in an amount not less than  three times (3x) the Director’s annual cash retainer.  Total stock ownership by each Director is calculated as of the first day of each of the Company’s fiscal years based on the annual cash retainer then applicable to the Director, and the average per share closing price of the Company’s common stock over the prior fiscal year.  The Company’s goal is for each newly-elected Director to achieve the minimum ownership level within three years of first becoming a Director or, for those individuals who were already serving on the Board as of the effective date of the guidelines, by March 1, 2014.  In the event a Director’s cash retainer increases, the Director will have three years from the time of the increase to meet the stock ownership guidelines with respect to the increase.  As of March 1, 2014, all Directors were in compliance with the established minimum ownership level.

Perquisites

It is the Company’s practice not to provide perquisites to its NEOs other than minimal perquisites to the Chief Executive Officer and the President.  Prior to Fiscal 2013, the Company only provided perquisites to the Chief Executive Officer.  However, for Fiscal 2013 and after, the Committee determined the Company’s President also should be eligible to receive minimal perquisites.  In this regard, for Fiscal 2014, the Company paid Mr. Lyon’s annual country club membership dues and also provided Mr. Lyon with a vehicle allowance.  The amounts paid to Mr. Lyon for these perquisites are reflected in the column entitled “All Other Compensation” of the Summary Compensation Table on page 39.  In addition, Mr. Lyon and Mr. Sato are entitled to personal usage of the Company aircraft, up to a maximum of ten hours per year each for personal use.  Mr. Schneider was entitled to personal usage of the Company aircraft, up to a maximum of ten hours per year each for personal use, when he served as President and Chief Operating Officer of the Company.  The amounts attributable to those executive officers for that perquisite are reflected in the column entitled “All Other Compensation” of the Summary Compensation Table on page 39.

Employment Agreements

The Company remains a party to employment agreements, as amended, with Mr. Lyon, Mr. Sato, and Mr. Wilhelm, and an employment agreement with Mr. Landau.  The terms of these employment agreements remain generally consistent for each NEO, and obligate the Company to make certain payments to the executive officer in certain termination events (where payment formulas vary by executive officer position, except in the event of a change in control in which the formula is the same).  The Company maintains these agreements as a means of remaining competitive, focusing each such executive officer on shareholder interests when considering strategic alternatives, restricting executive officers from competing in certain situations, and providing income protection in the event of involuntary loss of employment.  Information regarding applicable payments to each NEO under such agreements and in certain termination events is provided in the section entitled “Potential Payments in the Event of a Termination or a Change in Control” beginning on page 48.

Retirement Agreement of Steven J. Schneider.  As previously disclosed, on June 27, 2013, Steven J. Schneider resigned from his positions as President and Chief Operating Officer and assumed the role of Executive Vice President, Strategic Initiatives, effective July 1, 2013.  In connection with this, Mr. Schneider entered into a Retirement Agreement.  Under the Retirement Agreement, Mr. Schneider will remain employed by the Company through April 5, 2015, at which time he will retire.  In conjunction with his Retirement Agreement, Mr. Schneider’s Amended and Restated Employment Agreement, dated December 31, 2008, as amended on February 25, 2010 and February 28, 2011, was terminated effective June 30, 2013.  Pursuant to the Retirement Agreement, Mr. Schneider’s base salary was set at $300,000.  The Company agreed to pay Mr. Schneider bonus amounts earned under the EOBP14, EOBP for Fiscal 2015, LTIB12, LTIB13, LTIB14, and LTIB for Fiscal 2015, with such bonus amounts to be prorated based on time employed as Executive Vice President, Strategic Initiatives, versus President and Chief Operating Officer, as applicable.  In addition, restricted stock and option awards made to Mr. Schneider remained subject to the same vesting requirements as were currently in effect pursuant to the applicable award agreements, except that any restricted stock grants made in Fiscal 2015 were to be time-based awards and were to comprise 20% of Mr. Schneider’s equity grants for such year, with the balance of the grant to be comprised of options, and any unvested time-based restricted stock and options will vest 60 days following Mr. Schneider’s retirement date.  In the Retirement Agreement, Mr. Schneider agreed to a general release of claims he may have against the Company.  The Company filed a copy of the Retirement Agreement as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 1, 2013, which is incorporated by reference herein.

Retirement Agreement of George S. Sanders. George S. Sanders, former Executive Vice President, Real Estate and Store Development, retired from the Company effective October 31, 2013.  Previously, Mr. Sanders entered into a Retirement Agreement on June 28, 2013.  In conjunction with his Retirement Agreement, Mr. Sanders’ Amended and Restated Employment Agreement, dated December 31, 2008, as amended on February 25, 2011, was terminated effective June 28, 2013.  Pursuant to his Retirement Agreement, Mr. Sanders’ base salary of $375,000 remained the same through the date of his retirement.  The Company agreed to pay Mr. Sanders the full bonus amounts earned under the EOBP14 and LTIB12, and a lump sum cash payment equal to 14 months’ base salary payable on the 45th day following Mr. Sanders’ retirement.  In addition, restricted stock and option awards made to Mr. Sanders remained subject to the same vesting requirements as were currently in effect pursuant to the applicable award agreements, except that vesting was accelerated to December 15, 2013 on 50% of his time-based restricted stock (totaling 1,737 shares) due to vest in March 2014, and on 50% of his options (totaling 8,430 options) due to vest in March and April of 2014.  Mr. Sanders also is entitled to certain health insurance benefits for up to 18 months following October 31, 2014.  In the Retirement Agreement, Mr. Sanders agreed to a general release of claims he may have against the Company.

Qualified Deferred Compensation

The Company maintains The Finish Line, Inc. Profit Sharing and 401(k) Plan (“401(k) Plan”), which is a defined contribution plan qualified under Sections 401(a) and 401(k) of the Code.  All employees of the Company age 21 and older, including each of the NEOs, are eligible to participate in the 401(k) Plan upon meeting certain qualifications.  Effective January 1, 2012, the Company amended the 401(k) Plan to qualify as a safe harbor plan.

The 401(k) Plan provides that participants may elect to contribute a portion of their compensation to the Plan up to a maximum annual amount of $17,500 per participant.  Participants age 50 and over may elect to contribute an additional $5,500 of their compensation annually.  The Company makes matching contributions for each participant dollar for dollar on the first 3% of a participant’s compensation contributed and then fifty cents per dollar on the next 2% of compensation contributed, which would yield a maximum 4% annual Company match.  Matching contributions made by the Company on behalf of the NEOs are reflected in the Summary Compensation Table on page 39.

Participants are permitted to make withdrawals from the 401(k) Plan upon reaching the age of 59½.  Participants are allowed to choose from a variety of investment vehicles in which to invest their 401(k) Plan contributions and, in the absence of a choice by a participant, 401(k) Plan contributions are invested in target date retirement funds.

Non-Qualified Deferred Compensation

The Company also maintains The Finish Line, Inc. Non-Qualified Deferred Compensation Plan (“NQDC Plan”).  The purpose of the NQDC Plan is to offer certain officers and key employees of the Company the opportunity to defer additional compensation.  The Committee administers the NQDC Plan and determines which individuals are eligible to participate in it.  Each NEO of the Company, except for Mr. Landau and Mr. Sanders, has participated in the NQDC Plan.

Under the NQDC Plan, a participant is eligible to defer a percentage of his or her compensation (up to a maximum of 80%) on a pre-tax basis.  Participants were entitled to matching Company contributions for deferrals made under the NQDC Plan prior to January 1, 2012.  However, effective January 1, 2012, additional Company matching contributions on deferrals are no longer made.  The Company did not make any matching contributions under the NQDC Plan on behalf of the NEOs during Fiscal 2014.

Incentive Plans

2002 Stock Incentive Plan

On April 25, 2002, the Board approved the 2002 Stock Incentive Plan of The Finish Line, Inc. (the “2002 Plan”), which became effective upon approval by the Company’s shareholders on July 18, 2002.  The 2002 Plan was amended and restated on July 21, 2005, and further amended on December 20, 2006, July 17, 2008, and July 23, 2009.  The purpose of the 2002 Plan was to enable the Company to attract, retain, and motivate its directors, officers, and employees and to further align their interests with those of the Company’s shareholders by providing for or increasing the proprietary interest of the directors, officers, and employees.  The Committee administers the 2002 Plan.

No awards have been granted under the 2002 Plan since April 14, 2009.  As a result of the adoption of the Company’s 2009 Incentive Plan (described below) on July 23, 2009, the 2002 Plan is no longer available for use to grant new awards, other than awards granted solely from shares returned to the 2002 Plan by forfeiture after July 23, 2009.  Pursuant to previous awards, as of March 1, 2014 there were no outstanding shares of unvested incentive stock and there were stock options for 347,702 shares of common stock outstanding under the 2002 Plan.  In any event, no further awards are permitted to be granted under the 2002 Plan.

2009 Incentive Plan

On April 23, 2009, the Board approved the 2009 Incentive Plan, which became effective upon approval by the Company’s shareholders on July 23, 2009.  The purposes of the 2009 Incentive Plan are to foster and promote the long-term financial success of the Company and to materially increase shareholder value by motivating performance through incentive compensation.  The 2009 Incentive Plan is also intended to encourage participant ownership in the Company, attract and retain talent, and enable participants to participate in the long-term growth and financial success of the Company.  The Committee administers the 2009 Incentive Plan, but any action that may be taken by the Committee may instead be taken solely by the full Board.  Awards available under the 2009 Incentive Plan include incentive stock options, restricted stock, performance awards, non-qualified stock options, stock appreciation rights, deferred stock, and bonus awards.

Pursuant to the 2009 Incentive Plan, a total of 6,500,000 shares of common stock have been reserved for issuance for awards.  Of the 6,500,000 shares reserved, the maximum number of shares which may be used for awards other than stock options or stock appreciation rights is 2,500,000 shares.  The maximum number of shares available for issuance under the 2009 Incentive Plan, as well as the exercise or settlement prices of awards, will be adjusted to reflect certain events, such as a stock dividend, stock split, combination of shares, recapitalization, or reorganization.  Upon the approval of the 2009 Incentive Plan by the Company’s shareholders on July 23, 2009, the 2002 Plan immediately ceased to be available for the grant of new awards, other than (i) awards granted solely from shares returned to the 2002 Plan by forfeiture after July 23, 2009, and (ii) the exchange of the Company’s Class A Common Shares subject to unvested incentive stock awards for Class B Common Shares.  On July 20, 2012, all the Company’s Class B Common Shares were converted into an equal number of Class A Common Shares and the Company’s dual class stock structure was eliminated.  The 2009 Incentive Plan will remain in effect until expiration or earlier termination by the Company or when all shares available for award under the 2009 Incentive Plan have been granted.  No incentive stock options may be granted after July 23, 2019.  Eligibility to participate in the 2009 Incentive Plan is limited to (i) current and prospective employees of the Company and certain affiliates, (ii) consultants or advisors to the Company and certain affiliates, and (iii) current or prospective non-employee members of the Board and certain affiliates.

During Fiscal 2014, 324,927 shares of restricted stock and options to purchase 700,811 shares of common stock were granted under the 2009 Incentive Plan.  As of March 1, 2014, 3,513,760 shares of common stock remain available for issuance pursuant to future awards under the 2009 Incentive Plan.

The Board has approved certain amendments to the 2009 Incentive Plan, embodied in the Restated 2009 Plan, and recommended the Restated 2009 Plan for approval by the Company’s shareholders.  For a description of the amendments embodied in the Restated 2009 Plan see “Approval and Adoption of The Finish Line, Inc. 2009 Incentive Plan, as Amended and Restated,” beginning on page 59 below.

Tax, Accounting, and Risk Assessment

To the extent readily determinable, the Committee takes into consideration the accounting and tax treatment of the various aspects of the Company’s executive compensation structure.  The Company’s executive compensation plans are designed so that if the Committee so chooses, certain elements of compensation could be deductible under Section 162(m) of the Code.  Since some types of compensation payments and their deductibility depend upon factors outside of the Committee’s or the Company’s control and because interpretations and changes in the tax laws and other factors beyond the Committee’s control may affect the deductibility of compensation, among other reasons, the Committee will not necessarily limit executive compensation to that which is deductible under applicable provisions of the Code.  The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and only to the extent consistent with its compensation objectives and strategy.

Beyond what the Sarbanes-Oxley Act of 2002, as amended (“SOX”), requires, or except as to the Company’s Chief Executive Officer and Chief Financial Officer under applicable SOX requirements or otherwise, the Company does not currently have a policy requiring a specific course of action with respect to compensation adjustments following later restatements of financial results.  Under those circumstances, the Committee would evaluate whether adjustments, including implementation of recoupment procedures, are appropriate based upon the facts and circumstances surrounding the restatement and existing laws.

Section 409A of the Code governs the timing of deferrals and form of payment under the Company’s NQDC Plan.  The Committee believes that the Company has been operating the NQDC Plan in good faith compliance with Code Section 409A.

The Committee has reviewed with Company management the overall design and operation of compensation arrangements for the purpose of determining whether such programs might encourage inappropriate risk-taking that would be reasonably likely to have a material adverse effect on the Company.  Both the Committee and Company management thoroughly evaluated the Company’s compensation plans, programs, and policies and any related risks which would be reasonably likely to have a material adverse effect.  In setting and monitoring executive compensation for the fiscal year, the Committee, during most or all of its quarterly meetings, identified potential risks to the Company as part of its review.  The Committee then evaluated such risks and the possible effect on the Company and subsequently discussed such items on various occasions with the Committee’s outside executive compensation consultant, Hay Group, and with Company management.  As part of the Committee’s discussion with Company management, a review of the overall design and operation of executive compensation arrangements and analysis of any programs which might encourage inappropriate risk-taking by the Company were carried out.  In addition, Company management presented to the Committee its own internal assessment of both executive and non-executive compensation, which was developed over a series of management meetings, and potential related risks, and further discussed and evaluated with the Committee the risks identified.  After this evaluation process and a final analysis, the Committee concluded that the Company’s overall compensation plans and its related programs and policies, considered as a whole, did not create, and are not reasonably likely to have, any material adverse effect on the Company.

Throughout Fiscal 2014, both the Committee and Company management had controls and processes in place, outside of regularly scheduled meetings, in order to identify and track compensation related issues, including potential risks to the Company, on an ongoing basis.  The Committee and Company management were effectively and readily able to recognize, discuss, and evaluate potential risks at their regular meetings, thus leading the Committee and Company management to be especially cognizant of potential compensation related risks to the Company continuously throughout the year.

Transactions With Related Persons

In accordance with the Company’s Audit Committee Charter, the Audit Committee maintains responsibility for reviewing and approving any transactions with related persons.  Pursuant to the Company’s Related Persons Transaction Policies and Procedures, the Audit Committee reviews the material facts of all interested transactions and either approves or disapproves of the entry into such a transaction in advance.  Interested transactions are those transactions, arrangements, or relationships in which (i) the aggregate amount involved will or may be expected to exceed a pre-established dollar threshold in any calendar year, (ii) the Company is a participant, and (iii) an executive officer, director, or nominee for election as a Director of the Company, greater than 5% beneficial owner of the Company’s stock, or an immediate family member of any of the foregoing (each, a “related person”) has or will have a direct or indirect material interest.  In determining whether to approve or disapprove an interested transaction, the Committee takes into account, among other factors, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.  The Company did not enter into any material financial transactions with any related person during Fiscal 2014.  If any such material interested transaction were contemplated, the terms of the transaction would be reviewed and approved by the Audit Committee prior to the Company entering into such transaction.

Compensation Committee Interlocks and Insider Participation

Members of the Compensation Committee have no interlocks or insider participation, and no member is or has been a former employee or officer of the Company.

Compensation Committee Report

The Compensation Committee of the Company’s Board has reviewed and discussed the foregoing Compensation Discussion and Analysis with Company management and based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for Fiscal 2014.

This report is respectfully submitted by the members of the Compensation Committee set forth below:

Catherine A. Langham, Chair
Dolores A. Kunda
Norman H. Gurwitz
Richard P. Crystal

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus(1) ($)	Stock Awards(2)(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation ($)		Total ($)
Glenn S. Lyon	2014	$950,000		$0	$1,187,513	$1,187,505	$1,081,500	$111,999	(6)	$4,518,517
Chief Executive Officer	2013	$950,000		$0	$4,758,750	$1,258,750	$495,513	$69,906		$7,532,919
	2012	$950,000		$0	$1,187,500	$1,187,500	$1,460,000	$32,130		$4,817,130
Samuel M. Sato	2014	$609,000		$0	$1,080,985	$624,223	$578,948	$58,819	(7)	$2,951,975
President, Finish Line	2013	$609,000		$60,417	$429,345	$429,345	$247,652	$33,629		$1,809,388
Brand	2012	$533,000		$35,417	$535,400	$562,467	$661,300	$11,164		$2,338,748
Edward W. Wilhelm	2014	$481,667	(8)	$0	$619,513	$380,498	$327,704	$22,220	(9)	$1,831,602
Executive Vice President,	2013	$445,000		$0	$242,525	$242,525	$156,991	$22,245		$1,109,286
Chief Financial Officer	2012	$445,000		$0	$222,500	$222,500	$453,250	$12,697		$1,355,947
Steven J. Schneider	2014	$403,000	(10)	$0	$395,857	$395,851	$361,650	$24,368	(11)	$1,580,726
Executive Vice President,	2013	$609,000		$0	$429,345	$429,345	$292,811	$33,060		$1,793,561
Strategic Initiatives	2012	$609,000		$0	$395,850	$395,850	$819,900	$13,673		$2,234,273
Mark S. Landau	2014	$420,000		$0	$210,005	$210,004	$282,217	$21,309	(12)	$1,143,535
Executive Vice President,	2013	$420,000		$0	$228,900	$228,900	$77,385	$158,248		$1,113,433
Chief Business Development Officer
George S. Sanders	2014	$250,000	(13)	$0	$131,241	$131,247	$258,750	$583,673	(14)	$1,354,911
Former Executive Vice	2013	$375,000		$0	$150,000	$150,000	$109,688	$17,098		$801,786
President, Real Estate and Store Development	2012	$375,000		$0	$131,250	$131,250	$375,000	$11,637		$1,024,137

(1)	Except as otherwise indicated, amounts reflected in this column for Fiscal 2014 and prior fiscal years are discretionary cash bonuses made to the respective NEO and approved by the Committee.
(2)
Amounts in this column represent the aggregate grant date fair value of each award computed in accordance with Accounting Standards Codification (“ASC”) Topic 718, and with respect to performance-based stock awards subject to performance conditions, the included amount is based upon the probable outcome of the performance conditions at target as of the grant date.  If the conditions for the highest level of performance are achieved, the values of the performance-based awards for Fiscal 2014, Fiscal 2013, and Fiscal 2012 at the grant dates would be as follows: Mr. Lyon (2014 - $1,068,756; 2013 – $1,132,875; 2012 – $890,625); Mr. Sato (2014 - $356,271; 2013 – $386,411; 2012 – $259,838); Mr. Schneider (2014 - $356,271; 2013 – $386,411; 2012 – $296,888); Mr. Landau (2014 – 189,005; 2013 – $206,010); Mr. Wilhelm (2014 - $200,237; 2013 – $218,273; 2012 – $166,875); and Mr. Sanders (2014 – $117,218; 2013 – $135,000; 2012 – $98,438).  Performance-based awards granted in Fiscal 2012 did not meet the performance threshold so no shares vested on March 28, 2014, resulting in zero value for all executives.  For the assumptions made in the valuation of these stock awards, see Notes 1 and 8 to our audited consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended March 1, 2014.

(3)
Stock granted to the NEOs as part of their Fiscal 2014 annual compensation was granted on April 1, 2013 pursuant to the shareholder approved 2009 Incentive Plan adopted by the Company’s shareholders on July 23, 2009.  The aggregate value of the stock granted has been calculated to be equal to the average of the high and low price of the Company’s common stock on the grant date of April 1, 2013, or $19.40 per share.  Additionally, Mr. Sato and Mr. Wilhelm each received a time-based restricted stock award on August 20, 2013 and the aggregate values of those awards have been calculated to be equal to the average of the high and low price of the Company’s common stock on the grant date of August 20, 2013, or $21.53 per share.  Mr. Wilhelm also received a time-based restricted stock award on July 9, 2013 and the aggregate value of that award has been calculated to be equal to the average of the high and low price of the Company’s common stock on the grant date of July 9, 2013, or $22.10 per share.  See “Executive Compensation – Compensation Discussion and Analysis – Stock-Based Awards – Equity Awards to Samuel M. Sato” and – “Equity Awards to Edward W. Wilhelm” for a description of these awards.  For Fiscal 2014, including all executives except Mr. Sato and Mr. Wilhelm, 40% of the value of the awards in this column is attributed to time-based restricted stock awards and 60% is attributed to performance-based restricted stock awards.  Mr. Sato’s and Mr. Wilhelm’s August 20, 2013 time-based restricted stock awards will vest in one installment, in full, on August 31, 2017, and were valued on the grant date at $685,128 and $375,010, respectively.  Mr. Wilhelm’s July 9, 2013 time-based restricted stock award will vest in one installment, in full, on July 9, 2016 and was valued on the grant date at $22,007.  For Fiscal 2014, the remaining value of $395,857 for Mr. Sato and the remaining value of $222,498 for Mr. Wilhelm is attributed 40% to time-based restricted stock awards and 60% to performance-based restricted stock awards.  For specific information related to these two types of restricted stock awards made in Fiscal 2014, see “Executive Compensation – Compensation Discussion and Analysis – Stock-Based Awards.”

(4)
Amounts in this column represent the aggregate grant date fair value of each award computed in accordance with ASC Topic 718.  For the assumptions made in the valuation of these option awards, see Notes 1 and 8 to our audited consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended March 1, 2014.  Options are for the purchase of shares of common stock.  Stock options were granted to all the NEOs as part of their Fiscal 2014 annual compensation on April 1, 2013.  Additionally, Mr. Wilhelm received a stock option grant on July 9, 2013 and both Mr. Sato and Mr. Wilhelm each received a stock option grant on August 20, 2013.

(5)
Non-equity incentive plan compensation is listed for the fiscal year in which such compensation was earned.  Payments of such compensation were made to the NEO in the succeeding fiscal year.  For the specific amounts corresponding to each NEO’s non-equity incentive plan compensation for Fiscal 2014, see “Executive Compensation – Compensation Discussion and Analysis – Performance-Based and At-Risk Incentive Compensation,” “– Executive Officer Bonus Program,” and “– Long-Term Incentive Bonus Program” above.

(6)
This amount reflects the Company’s payment for Mr. Lyon’s executive long-term disability insurance premiums in the amount of $5,238, the Company’s contribution to Mr. Lyon’s 401(k) Plan account in the amount of $10,200, taxable cell phone reimbursement of $56, Mr. Lyon’s country club membership dues in the amount of $2,700, a vehicle allowance in the amount of $14,400 provided to Mr. Lyon in lieu of a Company vehicle, the Company’s payment for Mr. Lyon’s personal use of corporate aircraft in the amount of $11,047, and cash dividends paid on Mr. Lyon’s unvested time-based restricted stock in the amount of $68,358.

(7)
This amount reflects the Company’s payment for Mr. Sato’s executive long-term disability insurance premiums of $3,240, the Company’s contribution to Mr. Sato’s 401(k) Plan account in the amount of $10,200, taxable cell phone reimbursement of $56, the Company’s payment for Mr. Sato’s personal use of corporate aircraft in the amount of $31,101, and cash dividends paid on Mr. Sato’s unvested time-based restricted stock in the amount of $14,222.

(8)
Effective July 2013, Mr. Wilhelm received a base salary increase.  Amount shown represents total base salary paid to Mr. Wilhelm during Fiscal 2014.  Mr. Wilhelm’s annual base salary was $445,000 through June 2013 and his annual base salary was increased to $500,000 beginning July 2013.

(9)
This amount reflects the Company’s payment for Mr. Wilhelm’s executive long-term disability insurance premiums of $3,962, the Company’s contribution to Mr. Wilhelm’s 401(k) Plan account in the amount of $10,623, taxable cell phone reimbursement of $56, and cash dividends paid on Mr. Wilhelm’s unvested time-based restricted stock in the amount of $7,579.

(10)
Effective June 2013, Mr. Schneider changed positions from President and Chief Operating Officer to Executive Vice President, Strategic Initiatives.  Amount shown represents total base salary paid to Mr. Schneider during Fiscal 2014.  Mr. Schneider’s annual base salary as President was $609,000 and his annual base salary as Executive Vice President was $300,000 during Fiscal 2014.

(11)
This amount reflects the Company’s payment for Mr. Schneider’s executive long-term disability insurance premiums in the amount of $4,464, the Company’s contribution to Mr. Schneider’s 401(k) Plan account in the amount of $5,285, taxable cell phone reimbursement of $56, the Company’s payment for Mr. Schneider’s personal use of corporate aircraft in the amount of $4,221, a Paid Time Off (PTO) cash payment in the amount of $2,468 at the time of Mr. Schneider’s position change, and cash dividends paid on Mr. Schneider’s unvested time-based restricted stock in the amount of $7,874.

(12)
This amount reflects the Company’s payment for Mr. Landau’s executive long-term disability insurance premiums of $4,497, the Company’s contribution to Mr. Landau’s 401(k) Plan account in the amount of $7,619, taxable cell phone reimbursement of $56, and cash dividends paid on Mr. Landau’s unvested time-based restricted stock in the amount of $9,137.

(13)
Effective October 31, 2013, Mr. Sanders retired from the company.  Amount shown represents the total amount of base salary paid to Mr. Sanders during Fiscal 2014.  See “Retirement Agreement of George S. Sanders” above.

(14)
This amount reflects the Company’s payment for Mr. Sanders’s executive long-term disability insurance premiums of $2,859, the Company’s contribution to Mr. Sanders’s 401(k) Plan account in the amount of $7,272, taxable cell phone reimbursement of $39, cash dividends paid on Mr. Sanders’s unvested time-based restricted stock in the amount of $2,133, and the following amounts paid to Mr. Sanders under his Retirement Agreement in connection with his retirement from the Company: a lump sum cash payment of $437,500 which is equivalent to 14 months of base salary, the value of health insurance benefits for 18 months in the amount of $21,302, and the value of accelerated restricted stock and option awards in the amount of $112,568.  See “Retirement Agreement of George S. Sanders” above.  The value of Mr. Sanders’ earned bonus payments for Fiscal 2014 under the EOBP14 and LTIB12 in the amount of $258,750 are disclosed under the “Non-Equity Incentive Compensation” column.

FISCAL YEAR 2014 GRANTS OF PLAN-BASED AWARDS TABLE
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number	All Other Option Awards: Number of	Exercise or Base Price	Grant Date Fair Value of Stock
Name	Grant Date	Date of Committee Action	Threshold ($)(1)	Target ($)		Maximum ($)		Threshold (#)(2)	Target (#)(2)		Maximum (#)(2)	of Shares of Stock or Units (#)(3)	Securities Underlying Options (#)(4)	of Option Awards ($/Sh)(5)	and Option Awards ($)(6)
Glenn S. Lyon	3/18/13	–						174	348	(7)	522				$6,354
	4/01/13	4/01/13											148,068	$19.40	$1,187,505
	4/01/13	4/01/13										24,485			$475,009
	4/01/13	4/01/13						18,364	36,727		55,091				$712,504
	4/22/13	4/22/13	$112,500	$225,000		$225,000	(8)
	4/22/13	4/22/13	–	$997,500	(9)	$2,422,500	(10)
	6/17/13	–						176	351	(7)	527				$7,392
	9/16/13	–						177	354	(7)	531				$7,420
	12/16/13	–						141	282	(7)	423				$7,448
Samuel M. Sato	3/18/13	–						53	106	(7)	159				$1,936
	4/01/13	4/01/13											49,358	$19.40	$395,851
	4/01/13	4/01/13										8,162			$158,343
	4/01/13	4/01/13						6,122	12,243		18,365				$237,514
	4/22/13	4/22/13	$75,000	$150,000		$150,000	(8)
	4/22/13	4/22/13	–	$517,650	(11)	$1,278,900	(12)
	6/17/13	–						57	114	(7)	171				$2,401
	8/20/13	–											25,488	$21.53	$228,372
	8/20/13	–										31,822			$685,128
	9/16/13	–						58	115	(7)	173				$2,410
	12/16/13	–						46	91	(7)	137				$2,403
Edward W. Wilhelm	3/18/13	–						36	72	(7)	108				$1,315
	4/01/13	4/01/13											27,743	$19.40	$222,498
	4/01/13	4/01/13										4,588			$89,007
	4/01/13	4/01/13						3,441	6,881		10,322				$133,491
	4/22/13	4/22/13	$37,500	$75,000		$75,000	(8)
	4/22/13	4/22/13	–	$313,083	(13)	$794,750	(14)
	6/17/13	–						33	66	(7)	99				$1,390
	7/09/13	–											3,583	$22.10	$32,999
	7/09/13	–										996			$22,006
	8/20/13	–											13,951	$21.53	$125,001
	8/20/13	–										17,418			$375,009
	9/16/13	–						34	67	(7)	101				$1,404
	12/16/13	–						27	53	(7)	80				$1,400
Steven J. Schneider	3/18/13	–						71	141	(7)	212				$2,575
	4/01/13	4/01/13											49,358	$19.40	$395,851
	4/01/13	4/01/13										8,162			$158,343
	4/01/13	4/01/13						6,122	12,243		18,365				$237,514
	4/22/13	4/22/13	$41,667	$83,333		$83,333	(8)
	4/22/13	4/22/13	–	$302,550	(15)	$756,300	(16)
	6/17/13	–						60	119	(7)	179				$2,506
	9/16/13	–						60	119	(7)	179				$2,494
	12/16/13	–						43	85	(7)	128				$2,245
Mark S. Landau	3/18/13	–						13	25	(7)	38				$457
	4/01/13	4/01/13											26,185	$19.40	$210,004
	4/01/13	4/01/13										4,330			$84,002
	4/01/13	4/01/13						3,248	6,495		9,743				$126,003
	4/22/13	4/22/13	$37,500	$75,000		$75,000	(8)
	4/22/13	4/22/13		$273,000	(17)	$693,000	(18)
	6/17/13	–						22	44	(7)	66				$927
	9/16/13	–						22	44	(7)	66				$922
	12/16/13	–						18	35	(7)	53				$924
George S. Sanders	3/18/13	–	–					24	48	(7)	72				$876
	4/01/13	4/01/13											16,365	$19.40	$131,247
	4/01/13	4/01/13										2,706			$52,496
	4/01/13	4/01/13						2,030	4,059		6,089				$78,745
	4/22/13	4/22/13	$37,500	$75,000		$75,000	(8)
	4/22/13	4/22/13	–	$225,000	(19)	$600,000	(20)
	6/17/13	–						20	40	(7)	60				$842
	9/16/13	–						21	41	(7)	62				$859
	12/16/13	–						0	0	(7)	0				$0

(1)
Reflects the threshold amount that would be payable to the respective NEO under the Long-Term Incentive Bonus Program for Fiscal 2014, Fiscal 2015, and Fiscal 2016 (“LTIB14”) if the Company were to achieve at least 90% of the goal under the LTIB14: achievement of cumulative adjusted operating income of $421,830,000 over three fiscal years, Fiscal 2014, Fiscal 2015, and Fiscal 2016.  If the stated goal is achieved, the amount reflected in this column would not be payable until after the close of Fiscal 2016.  Amount displayed is equitably prorated for any executive officer who changed positions in Fiscal 2014.

(2)
Reflects performance-based restricted stock granted for each NEO.  The performance feature is compound annual growth rate (“CAGR”) with respect to the net income performance measure over three years (Fiscal 2014, Fiscal 2015, and Fiscal 2016 – the “Performance Period”).  Target number of shares, as displayed in the table above, will be provided if the CAGR threshold with respect to net income is achieved over the performance period.  Threshold number of shares equivalent to 50% of the target shares will be provided if CAGR achievement of 80% of threshold with respect to net income is achieved over the performance period.  Maximum number of shares equivalent to 150% of the target shares will be provided if CAGR achievement of 120% of threshold with respect to net income is achieved over the performance period.  For a description of the vesting provisions applicable to these awards, see “Executive Compensation – Compensation Discussion and Analysis – Stock-Based Awards,” which is incorporated by reference herein.

(3)
With the exception of Mr. Wilhelm’s July 9, 2013 and August 20, 2013 equity awards and Mr. Sato’s August 20, 2013 equity award, the number of stock awards granted to the NEOs for Fiscal 2014 disclosed in this column was based on a formula whereby the total equity component of an eligible executive officer’s Fiscal 2014 annual compensation was calculated by using a multiple of such executive officer’s new fiscal year (Fiscal 2014) annual base salary, and this amount was then divided as follows: 20% constituted the dollar value of time-based restricted stock, 30% constituted the dollar value of performance-based restricted stock, and the remaining 50% constituted the dollar value of non-qualified stock option grants to such executive officer for Fiscal 2014.  For a description of Mr. Sato’s August 20, 2013 equity awards, see “Executive Compensation – Compensation Discussion and Analysis – Stock-Based Awards – Equity Awards to Samuel M. Sato,” which is incorporated by reference herein.  For a description of Mr. Wilhelm’s July 9, 2013 and August 20, 2013 equity awards, see “Executive Compensation – Compensation Discussion and Analysis – Stock-Based Awards – Equity Awards to Edward W. Wilhelm,” which is incorporated by reference herein.

(4)
The number of option awards granted to NEOs was based on a formula as described in Footnote 3 above.  The value of an eligible executive officer’s option grant for Fiscal 2014 was set and granted on April 1, 2013 under the 2009 Incentive Plan.

(5)
Unless otherwise indicated, the amount reflected in this column shows the exercise price of options granted for Fiscal 2014, which has been calculated to equal the average of the high and low sales price of the Company’s common stock traded on the grant date of April 1, 2013.  The closing market price of the Company’s common stock on April 1, 2013 was $19.33 and the average of the high and low sales price traded on that date was $19.40.

(6)
The amount reflected in this column shows the grant date fair value of restricted shares and of stock options computed in accordance with ASC Topic 718.  For restricted share awards, the grant date fair value was calculated by multiplying the average of the high and low sales prices of the Company’s common stock as quoted on the NASDAQ Global Select Market on the grant date.  This value, which represents the grant date fair value, assumes that 100% of the underlying shares vest.  In the future, the actual value of the underlying shares could be materially different if the shares do not vest or if the stock price increases or decreases.  For stock option awards, the grant date fair value was calculated by multiplying the Black-Scholes value by the number of options granted.  With the exception of Mr. Wilhelm’s July 9, 2013 and August 20, 2013 option awards and Mr. Sato’s August 20, 2013 option award, the Black-Scholes value for stock options granted in Fiscal 2014 to each of the NEOs was $8.02 per share.  The Black-Scholes value for Mr. Wilhelm’s July 9 and August 20, 2013 option awards were $9.21 and $8.96, respectively.  The Black-Scholes value for Mr. Sato’s August 20, 2013 option award was $8.96.  For performance-based restricted stock, the amount reflects the value at the grant date based upon the probable outcome of the relevant performance conditions at target.  This amount is consistent with the estimate of aggregate compensation costs to be recognized over the service period determined as of the grant date under ASC Topic 718, excluding the effect of any estimated forfeitures.  For dividends earned on performance-based restricted stock, the grant date fair value was calculated by multiplying the number of shares earned by the closing market price of the Company’s common stock on each quarterly dividend record date.

(7)
Dividends earned on performance-based restricted stock will vest at the same time as the underlying common stock.  The dividend shares are also subject to the CAGR achievement described in footnote 2 above.

(8)
Reflects the maximum amount that would be payable to the respective NEO under the LTIB14 if the Company were to fully achieve the stated goal under the LTIB14 of cumulative adjusted operating income of $468,700,000 over three fiscal years, Fiscal 2014, Fiscal 2015, and Fiscal 2016.  If the stated goal is achieved, the amount reflected in this column would not be payable until after the close of Fiscal 2016.

(9)
Reflects the target amount payable to Mr. Lyon under the Company’s EOBP14.  Estimated target EOBP14 payment amounts are based on a percentage of each NEO’s base salary.  For Mr. Lyon, the target percentage was 105% of his base salary.  Amounts actually paid under this program to Mr. Lyon for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(10)
Reflects the maximum amount payable to Mr. Lyon under the Company’s EOBP14.  For Mr. Lyon, the maximum bonus potential under the EOBP14 was 255% of his base salary.  Amounts actually paid under this program to Mr. Lyon for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(11)
Reflects the target amount payable to Mr. Sato under the EOBP14.  For Mr. Sato, the target percentage under the EOBP14 was 85% of his base salary.  Amounts actually paid under this program to Mr. Sato for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(12)
Reflects the maximum amount payable to Mr. Sato under the Company’s EOBP14.  For Mr. Sato, the maximum bonus potential under the EOBP14 was 210% of his base salary.  Amounts actually paid under this program to Mr. Sato for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(13)
Reflects the target amount payable to Mr. Wilhelm under the EOBP14.  For Mr. Wilhelm, the target percentage under the EOBP14 was 65% of his base salary, which changed effective July 2013 from $445,000 to $500,000.  Amounts actually paid under this program to Mr. Wilhelm for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(14)
Reflects the maximum amount payable to Mr. Wilhelm under the EOBP14.  For Mr. Wilhelm, the maximum bonus potential under the EOBP14 was 165% of his base salary, which changed effective July 2013 from $445,000 to $500,000.  Amounts actually paid under this program to Mr. Wilhelm for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(15)
Reflects the target amount payable to Mr. Schneider under the EOBP14 and pro-rated when Mr. Schneider’s position changed.  For Mr. Schneider, the target percentage was 85% of his base salary in his position as President and 65% in his position as Executive Vice President.  Amounts actually paid under this program to Mr. Schneider for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(16)
Reflects the maximum amount payable to Mr. Schneider under the Company’s EOBP14 and pro-rated when Mr. Schneider’s position changed.  For Mr. Schneider, the maximum bonus potential under the EOBP14 was 210% of his base salary in his position as President and 165% in his position as Executive Vice President.  Amounts actually paid under this program to Mr. Schneider for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(17)
Reflects the target amount payable to Mr. Landau under the EOBP14.  For Mr. Landau, the target percentage under the EOBP14 was 65% of his base salary.  Amounts actually paid under this program to Mr. Landau for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(18)
Reflects the maximum amount payable to Mr. Landau under the EOBP14.  For Mr. Landau, the maximum bonus potential under the EOBP14 was 165% of his base salary.  Amounts actually paid under this program to Mr. Landau for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(19)
Reflects the target amount payable to Mr. Sanders under the EOBP14.  For Mr. Sanders, the target percentage under the EOBP14 was 60% of his base salary.  Amounts actually paid under this program to Mr. Sanders for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

(20)
Reflects the maximum amount payable to Mr. Sanders under the EOBP14.  For Mr. Sanders, the maximum bonus potential under the EOBP14 was 160% of his base salary.  Amounts actually paid under this program to Mr. Sanders for Fiscal 2014 are reflected in the Summary Compensation Table under the column heading “Non-Equity Incentive Plan Compensation.”

We refer you to the “Executive Compensation – Compensation Discussion and Analysis” and “Potential Payments in the Event of Termination or a Change of Control” sections of this Proxy Statement, as well as the corresponding footnotes to the foregoing tables, which are incorporated by reference herein, for other material factors necessary for an understanding of the compensation detailed in the above two tables.

OUTSTANDING EQUITY AWARDS AT FISCAL 2014 YEAR-END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
	Exercisable	Unexercisable

Glenn S. Lyon	–	37,723		$13.105	03/11/2020	31,424	(3)	$849,076	31,424	(4)	$849,076
	41,229	96,202		$18.895	03/28/2021	24,126	(5)	$651,885	36,188	(6)	$977,800
	13,166	118,502		$20.870	04/02/2022	164,681	(9)	$4,449,681	36,727	(8)	$992,364
	–	148,068		$19.400	04/01/2023	24,485	(7)	$661,585	2,463	(10)	$66,500
Samuel M. Sato	4,000	9,604		$13.105	03/11/2020	9,168	(3)	$247,719	9,168	(4)	$247,719
	12,028	28,067		$18.895	03/28/2021	10,000	(3)	$270,200	12,343	(6)	$333,508
	7,500	17,500		$18.895	03/28/2021	8,229	(5)	$222,348	12,243	(8)	$330,806
	4,491	40,420		$20.870	04/02/2022	8,162	(7)	$220,537	781	(10)	$21,103
	–	49,358		$19.400	04/01/2023	31,822	(12)	$859,830
	–	25,488	(11)	$21.530	08/20/2023
Edward W. Wilhelm	30,000	–		$6.335	03/30/2019	5,888	(3)	$159,094	5,888	(4)	$159,094
	14,610	9,740		$13.105	03/11/2020	4,648	(5)	$125,589	6,972	(6)	$188,383
	7,725	18,025		$18.895	03/28/2021	4,588	(7)	$123,968	6,881	(8)	$185,925
	2,536	22,833		$20.870	04/02/2022	996	(13)	$26,912	465	(10)	$12,564
	–	27,743		$19.400	04/01/2023	17,418	(12)	$470,634
	–	3,583		$22.095	07/09/2023
	–	13,951	(11)	$21.530	08/20/2023
Steven J. Schneider	–	23,180		$13.105	03/11/2020	10,475	(3)	$283,035	10,475	(4)	$283,035
	–	32,069		$18.895	03/28/2021	8,229	(5)	$222,348	12,343	(6)	$333,508
	–	40,420		$20.870	04/02/2022	8,162	(7)	$220,537	8,585	(8)	$231,967
	–	49,358		$19.400	04/01/2023				785	(10)	$21,211
Mark S. Landau	7,500	17,500		$19.585	01/10/2022	25,000	(14)	$675,500	6,581	(6)	$177,819
	2,394	21,550		$20.870	04/02/2022	4,387	(5)	$118,537	6,495	(8)	$175,495
	–	26,185		$19.400	04/01/2023	4,330	(7)	$116,997	243	(10)	$6,566
George S. Sanders	20,000	–		$14.290	08/31/2015
	20,000	–		$16.070	03/29/2016
	10,000	–		$12.030	03/19/2017
	35,000	–		$4.510	03/11/2018
	57,517	–		$6.295	03/26/2019
	15,057	–		$13.105	03/11/2020
	6,835	–		$18.895	03/28/2021
	3,138	–		$20.870	04/02/2022
	818	–		$19.40	04/01/2023

(1)
Generally, options outstanding will be exercisable at a price equal to the average of the high and low price on the date of grant and, unless otherwise indicated, vest on a tiered schedule over a four-year period, as follows: 10% after one year, 20% after two years, 30% after three years, and the remaining 40% after four years.  All options expire 10 years from the date of grant.

(2)
The values represented in this column have been calculated by multiplying $27.02 (the closing price of the Company’s common stock on the last trading day of Fiscal 2014, which was February 28, 2014) by the number of shares of stock.

(3)	Shares of restricted stock granted on March 28, 2011 have a three-year cliff-vesting schedule based on continued employment and vest on March 28, 2014.

(4)
Shares of restricted stock granted on March 28, 2011 have a three-year vesting schedule based on continued employment and performance.  The performance feature is CAGR with respect to the Company’s net income over the three-year performance period.

(5)	Shares of restricted stock granted on April 2, 2012 have a three-year cliff-vesting schedule based on continued employment and vest on March April 2, 2015.

(6)
Shares of restricted stock granted on April 2, 2012 have a three-year vesting schedule based on continued employment and performance.  The performance feature is CAGR with respect to the Company’s net income over the three-year performance period.

(7)	Shares of restricted stock granted on April 1, 2013 have a three-year cliff-vesting schedule based on continued employment and vest on April 1, 2016.

(8)
Shares of restricted stock granted on April 1, 2013 have a three-year vesting schedule based on continued employment and performance.  The performance feature is CAGR with respect to the Company’s net income over the three-year performance period.

(9)
Represents shares of time-vested restricted stock granted to Mr. Lyon under the 2009 Incentive Plan.  The grant date of the award was November 2, 2012.  The shares will vest in one installment, in full, on November 2, 2016, subject to Mr. Lyon’s continued employment with the Company as of such date (except that if Mr. Lyon retires, dies, or becomes permanently disabled prior to November 2, 2016, the award will fully vest).

(10)	Dividends earned on performance-based restricted stock will vest at the same time as the underlying common stock.

(11)
Represents the number options granted to Mr. Sato and Mr. Wilhelm under the 2009 Incentive Plan. The grant date of the award was August 20, 2013. The shares will vest in one installment, in full, on August 31, 2017, subject to Mr. Sato and Mr. Wilhelm’s respective continued employment with the Company as of such date (except if Mr. Sato or Mr. Wilhelm retires, dies, or becomes permanently disabled prior to August 31, 2017, the award will fully vest).

(12)
Represents shares of time-vested restricted stock granted to Mr. Sato and Mr. Wilhelm under the 2009 Incentive Plan. The grant date of the award was August 20, 2013. The shares will vest in one installment, in full, on August 31, 2017, subject to Mr. Sato and Mr. Wilhelm’s respective continued employment with the Company as of such date (except if Mr. Sato or Mr. Wilhelm retires, dies or becomes permanently disabled prior to August 31, 2017, the award will fully vest).

(13)
Represents shares of time-vested restricted stock granted to Mr. Wilhelm under the 2009 Incentive Plan.  The grant date of the award was July 9, 2013.  The shares will vest in one installment, in full, on July 9, 2016, subject to Mr. Wilhelm’s continued employment with the Company as of such date (if Mr. Wilhelm retires, dies, or becomes permanently disabled prior to July 9, 2016, the award will fully vest).

(14)	Shares of restricted stock granted on January 10, 2012 have a three-year cliff-vesting schedule based on continued employment and vest on January 10, 2015.

 FISCAL YEAR 2014 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Glenn S. Lyon	103,973	$1,527,098	54,687	$1,006,241	(2)
Samuel M. Sato	62,662	$1,081,068	13,922	$256,165	(2)
Edward W. Wilhelm	–	–	24,120	$442,808	(3)
Steven J. Schneider	189,090	$1,546,545	33,602	$618,277	(2)
Mark S. Landau	–	–	–	–
George S. Sanders	35,000	$67,477	12,651	$244,138	(4)

(1)	Represents the difference between the exercise price of the stock options and the fair market value of the Company’s common stock at exercise.

(2)	Computed by multiplying the number of shares of stock by the average of the high and low prices of the Company’s common stock on the vesting date, March 11, 2013 (which was $18.40).

(3)
The amount for Mr. Wilhelm is this column represents the value realized upon the vesting of 14,120 shares on March 11, 2013 and 10,000 shares on March 26, 2013.  The value was computed by multiplying the 14,120 shares and the 10,000 shares by the average of the high and low prices of the Company’s common stock on each such vesting date (which was $18.40 and $18.30, respectively).

(4)
The amount for Mr. Sanders is this column represents the value realized upon the vesting of 10,914 shares on March 11, 2013 and 1,737 shares on December 15, 2013.  The value was computed by multiplying the 10,914 shares and the 1,737 shares by the average of the high and low prices of the Company’s common stock on each such vesting date (which was $18.40 and $24.94, respectively).

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to compensation plans under which equity securities of the Company are currently authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers, or lenders), as of March 1, 2014:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by shareholders(1)	1,916,596	$17.14	5,783,308(2)
Equity compensation plans not approved by shareholders	–	–	–
Total	1,916,596	$17.14	5,783,308

(1)	These shares are subject to awards made or to be made under the Company’s 2002 Plan, 2009 Incentive Plan, Non-Employee Director Stock Option Plan, and Employee Stock Purchase Plan.

(2)
Includes the following shares which remain available for future issuance under the referenced plan as of March 1, 2014: (i) 291,520 shares under the 2002 Plan; (ii) 3,513,760 shares under the 2009 Incentive Plan; and (iii) 1,978,028 shares under the Employee Stock Purchase Plan.  No shares remain available for future issuance under the Non-Employee Director Stock Option Plan.  From and after July 23, 2009, the only shares issuable under the 2002 Plan (other than shares issuable upon the exercise of outstanding options, as disclosed in column (a)) include 291,520 shares eligible for issuance in respect of shares returned to the plan by forfeiture after July 23, 2009.

PENSION BENEFITS

None of our NEOs participated in any Company defined benefit pension plans or supplemental executive retirement plans during or as of the end of Fiscal 2014.

FISCAL YEAR 2014 NON-QUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Glenn S. Lyon(3)	–		–	$104,830	–	$779,585
Samuel M. Sato(3)	–		–	$7,397	–	$52,378
Edward W. Wilhelm(3)	–		–	$62,774	–	$444,471
Steven J. Schneider	$133,549	(4)	–	$320,175	–	$2,288,902
Mark S. Landau(3)	–		–	–	–	–
George S. Sanders(3)	–		–	–	–	–

(1)	No above-market or preferential earnings are paid on deferred compensation pursuant to the Company’s NQDC Plan.

(2)
Represents the balance of the NEO’s account under the NQDC Plan as of March 1, 2014.  The full amounts of the reported aggregate balances for the respective NEOs, less the amounts reported in the contributions and earnings columns above with respect to Fiscal 2014, were reflected in prior years’ Summary Compensation Tables.

(3)	The NEO was not a participant in the NQDC Plan during Fiscal 2014.

(4)	The amount deferred by Mr. Schneider reported in this column has also been reported as compensation for Mr. Schneider under the column heading “Salary” in the Summary Compensation Table.

We refer you to the “Executive Compensation – Compensation Discussion and Analysis – Non-Qualified Deferred Compensation” section of this Proxy Statement, which is incorporated by reference herein, for other material factors necessary for an understanding of the NQDC Plan.

POTENTIAL PAYMENTS IN THE EVENT OF TERMINATION
OR A CHANGE IN CONTROL

The Company is a party to employment agreements, some as amended, with the following NEOs: Glenn S. Lyon, the Company’s Chief Executive Officer; Samuel M. Sato, the Company’s President, Finish Line Brand; Edward W. Wilhelm, the Company’s Executive Vice President, Chief Financial Officer; and Mark S. Landau, Executive Vice President, Chief Business Development Officer of the Company.  The employment agreement of Steven J. Schneider, the Company’s Executive Vice President, Strategic Initiatives (and the Company’s former President and Chief Operating Officer), was terminated effective June 30, 2013, and the employment agreement of George S. Sanders, the Company’s former Executive Vice President, Real Estate and Store Operations, was terminated effective June 28, 2013, both in conjunction with their retirement from the Company (see “Retirement Agreement of Steven J. Schneider” and “Retirement Agreement of George S. Sanders” above).  The payments made to Mr. Sanders in connection with his retirement from the Company are set forth below in “Payments to George S. Sanders Upon Retirement.”  The employment agreements of each of Messrs. Lyon, Sato, and Wilhelm were amended effective as of February 28, 2011, to provide for certain amendments which are reflected in the descriptions of their agreements below.  The employment agreement of Mr. Landau, effective January 1, 2012, provides for provisions which are provided in the descriptions below. Under these employment agreements, each of the NEOs will be entitled to certain payment provisions if they are terminated under any of the following circumstances:

•	Without Cause by the Company or resignation by the executive officer for Good Reason 30 days before or two years after a Change in Control;

•	Without Cause by the Company at the end of the employment term upon the Company’s non-renewal of the agreement;

•	Resignation by the executive officer without Good Reason following a Change in Control;

•	Without Cause by the Company or resignation by the executive officer for Good Reason other than during a Change in Control;

•	For Cause by the Company or resignation by the executive officer without Good Reason; or

•	The Disability or death of the executive officer.

Generally, pursuant to these employment agreements, the terms “Cause,” “Good Reason,” “Change in Control,” and “Disability” are defined as follows:

“Cause” means:
(A)	the willful and continued failure by an executive officer to perform his material duties;
(B)	the willful or intentional engaging by an executive officer in conduct within the scope of his employment that causes material injury to the Company;
(C)	the executive officer’s conviction for, or a plea of nolo contendre to, the commission of a felony involving moral turpitude; or
(D)	a material breach of the executive officer’s covenants of non-competition, non-solicitation, and confidentiality that causes a material injury to the Company.

“Good Reason” means if, other than for Cause, any of the following has occurred:
(A)	any reduction in the executive officer’s base salary or annual bonus opportunity (except for across the board reductions for all similarly situated executive officers of the Company);
(B)	a transfer of the executive officer’s primary workplace by more than 35 miles from its location;
(C)	a material breach of the agreement by the Company; or
(D)
if such termination of employment occurs within 30 days prior to or two years following a Change in Control, then any one of the following: a substantial reduction in an executive officer’s authority, duties, or responsibilities, or the assignment of any duties or responsibilities inconsistent with an executive officer’s position with the Company.

“Change in Control” means the consummation of one or more of the following:
(A)	the sale, exchange, lease, or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any person or group;
(B)
any person or group, other than the three founders of the Company (Alan H. Cohen, David I. Klapper, and Larry J. Sablosky), is or becomes the beneficial owner, directly or indirectly, of more than 35% of the total voting power of the voting stock of the Company;

(C)
a merger, consolidation, or similar reorganization of the Company with or into another entity, if the shareholders of the common stock of the Company immediately prior to such transaction do not own a majority of the voting power of the voting stock of the surviving company or its parent immediately after the transaction in substantially the same proportions as immediately prior to such transaction; or

(D)	if during any 12-month period, a majority of the then current Directors cease for any reason to constitute a majority of the Board.

“Disability” means: if the executive officer becomes (in the good faith judgment of the Board) physically or mentally incapacitated and is therefore unable for a period of three consecutive months, or for an aggregate of six months in any 12 consecutive month period, to perform the executive officer’s duties.

Termination of an Executive Officer 30 Days Before and Through Two Years After a Change In Control

If an executive officer is terminated by the Company without Cause (other than by reason of Disability or death) or resigns for Good Reason, in either case, during the period that begins 30 days prior to a Change in Control and ends two years following a Change in Control, then each such executive officer will be entitled to receive benefits equal to: (1) such employee benefits, if any, as to which the executive officer may be entitled under the Company’s employee benefit plans according to their terms, (2) a lump sum payment that is derived by adding the executive officer’s base salary with his annual target bonus and the value of any other bonus the executive officer could have earned during the year of termination, and multiplying that figure by 2.5, and (3) health insurance benefits for each executive officer and his dependents for two years.  Each of the agreements also provides that to the extent any of the payments under the agreements become subject to an excise tax imposed by Section 4999 of the Code, then the executive officer would receive an additional gross-up payment to indemnify him for the effect of such a tax.

The amounts shown in the charts below do not include payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, including accrued salary, vacation pay, 401(k) Plan distributions, and welfare benefits provided to all employees (other than the continuation of health insurance benefits, which is set forth in the charts below).  The chart below illustrates the potential payments that each NEO would have been entitled to if they were terminated by the Company without Cause or such executive officer resigned for Good Reason with respect to a Change in Control on March 1, 2014:

NEO	Lump Sum Cash Payment (Base + Target Bonus x 2.5)(1)	Health Insurance Benefits for Two Years(2)	Tax Gross Up(3)
Glenn S. Lyon	$5,431,250	$20,775	–
Samuel M. Sato	$3,191,625	$28,664	–
Edward W. Wilhelm	$2,250,000	$28,664	–
Steven J. Schneider	$1,425,000	$20,775	–
Mark S. Landau	$1,920,000	$28,664	–

(1)
This amount is calculated by adding the NEO’s annual base salary, plus the executive’s target annual bonus, plus the value of any other bonus the NEO could have earned during the year and multiplying it by 2.5.

(2)	The estimated value of health insurance is based on the health insurance coverage the Company carried for each NEO on March 1, 2014.
(3)
Each NEO’s employment agreement provides that the Company will pay a gross up payment in the event that amounts paid under the agreement become subject to an excise tax imposed by Section 4999 of the Code.  The amount of an applicable tax gross up payment would be such that, after deduction of any excise tax on the covered payment, the net amount retained by the executive officer would be equal to the covered amount.

Termination of an Executive Officer Without Cause Upon Non-Renewal of Agreement

If an executive officer is terminated by the Company without Cause at the end of his employment term in connection with the Company providing the executive officer with a notice of non-renewal of his agreement, then each such executive officer will be entitled to receive the following benefits: (1) such employee benefits, if any, as to which the executive officer may be entitled under the Company’s employee benefit plans according to their terms, (2) a lump sum payment equal to the executive officer’s base salary, (3) health insurance benefits for each executive officer and his dependents for one year, and (4) if the executive officer was eligible to receive a cash bonus for the fiscal year during which his employment was terminated, an amount equal to a prorated portion (based upon actual performance and the number of days during such fiscal year the executive officer was employed) of the annual bonus and any other bonus the executive officer would have received during such fiscal year had he remained employed through the entire fiscal year.

The following chart illustrates the potential payments that each executive officer would have been entitled to if the Company did not renew the executive officer’s agreement and the executive officer was terminated by the Company without Cause on March 1, 2014:

NEO	Lump Sum Cash Payment Equal to Base Salary(1)	Health Insurance Benefits for One Year(2)	Bonus Amount(3)
Glenn S. Lyon	$950,000	$10,387	$1,081,500
Samuel M. Sato	$609,000	$14,332	$578,948
Edward W. Wilhelm	$500,000	$14,332	$327,704
Steven J. Schneider	$300,000	$10,387	$361,650
Mark S. Landau	$420,000	$14,332	$282,217

(1)	Amount represents the NEO’s annual base salary as of March 1, 2014.
(2)	The estimated value of health insurance is based on the health insurance coverage the Company carried for each NEO on March 1, 2014.
(3)	Amount represents the value of earned bonus payments for Fiscal 2014.

Termination of an Executive Officer by Resignation Without Good Reason Following a Change In Control

If an executive officer resigns without Good Reason during the 30 day period that begins on the first anniversary of a Change in Control, such executive officer shall be entitled to receive such employee benefits, if any, as to which the executive officer may be entitled under the Company’s employee benefit plans according to their terms, and a lump sum payment equal to the executive officer’s base salary.

The following chart illustrates the potential payments that each executive officer would have been entitled to if they terminated their employment by resignation without Good Reason on March 1, 2014, and such date was within the 30 day period following the first anniversary of a Change in Control:

NEO	Lump Sum Payment Equal to Base Salary(1)	Tax Gross Up(2)
Glenn S. Lyon	$950,000	–
Samuel M. Sato	$609,000	–
Edward W. Wilhelm	$500,000	–
Steven J. Schneider	$300,000	–
Mark S. Landau	$420,000	–

(1)	Amount represents the NEO’s annual base salary as of March 1, 2014.
(2)	Based on current estimates, no excise tax gross up would be payable to the executive officer on the contemplated date.

Termination of an Executive Officer Other Than in Connection With a Change in Control

If an executive officer is terminated by the Company without Cause (other than by reason of Disability or death) or if the executive officer resigns for Good Reason, in either case other than within the period that begins 30 days prior to a Change in Control and ends two years following a Change in Control, then each such executive officer will be entitled to receive the following benefits: (1) such employee benefits, if any, as to which the executive officer may be entitled under the Company’s employee benefit plans according to their terms; (2) a lump sum payment equal to: (a) with respect to Mr. Lyon, two and one-half times (2.5x) his base salary; (b) with respect to Mr. Sato, two times (2x) his base salary; (c) with respect to Mr. Wilhelm and Mr. Landau, one and one-half times (1.5x) each of his base salary; and (d) with respect to Mr. Schneider, the Company’s share of COBRA health insurance premiums for the months between the actual date of termination (assumed to be March 1, 2014 for purposes of the chart below) and April 5, 2015, if any; (3) health insurance benefits for each executive officer and his dependents for a period equal to: (a) with respect to Mr. Lyon, two years; (b) with respect to Mr. Sato, one and one-half years; and (c) with respect to Mr. Wilhelm and Mr. Landau, one year;

and (4) if the executive officer was eligible to receive a cash bonus for the fiscal year during which his employment was terminated, an amount equal to a prorated portion (based upon actual performance and the number of days during such fiscal year the executive officer was employed) of the annual bonus and any other bonus the executive officer would have received during such fiscal year had he remained employed through the entire fiscal year.

The following chart illustrates the potential payments to which each executive officer would have been entitled if he were terminated by the Company without Cause or the executive officer resigned for Good Reason other than in connection with a Change in Control on March 1, 2014:

NEO	Lump Sum Cash Payment(1)	Health Insurance Benefits(2)	Bonus Amount(3)
Glenn S. Lyon	$2,375,000(4)	$20,775	$1,081,500
Samuel M. Sato	$1,218,000(5)	$21,498	$578,948
Edward W. Wilhelm	$ 750,000(6)	$14,332	$327,704
Steven J. Schneider	$ 12,119(7)	$ 0	$361,650
Mark S. Landau	$ 630,000(6)	$14,332	$282,217

(1)	Unless indicated otherwise, amount is based on the NEO’s annual base salary as of March 1, 2014.
(2)
The estimated value of health insurance is based on the Company’s portion of health insurance coverage for Mr. Sanders carried on November 1, 2013 (4 months of coverage) and March 1, 2014 (14 months of coverage).  In the case of Mr. Lyon, the period identified is two years, in the case of Mr. Sato, the period identified is one and one-half years, and in the case of Mr. Wilhelm and Mr. Landau, the period identified is one year.

(3)	Amount represents the value of earned bonus payments for Fiscal 2014.
(4)	Amount reflects a cash payment equal to 2.5 times the base salary for Mr. Lyon.
(5)	Amount reflects a cash payment equal to 2.0 times the base salary for Mr. Sato.
(6)	Amount reflects a cash payment equal to 1.5 times the base salary for Mr. Wilhelm and Mr. Landau.
(7)	Amount reflects a cash payment equal to the Company’s share of COBRA health insurance premiums for the period of March 1, 2014 to April 5, 2015.

Termination of an Executive Officer for Cause or by Executive Officer Without Good Reason

If an executive officer is terminated by the Company for Cause, or the executive officer resigns without Good Reason, then such executive officer would be entitled to receive his base salary through the date of termination, any earned but unpaid portion of the executive officer’s prior fiscal year annual performance bonus, reimbursement for any unreimbursed business expenses incurred by the executive officer in accordance with Company policy prior to the executive officer’s termination date, and such employee benefits, if any, as to which the executive officer may be entitled under the Company’s employee benefit plans according to their terms.

The following chart illustrates the potential payments that each executive officer would have been entitled to if they were terminated by the Company for Cause or the executive officer resigned without Good Reason on March 1, 2014:

NEO	Base Salary(1)	Annual Performance Bonus(2)
Glenn S. Lyon	–	–
Samuel M. Sato	--	--
Steven J. Schneider	--	--
Mark S. Landau	--	--
Edward W. Wilhelm	--	--

(1)	The executive would receive his base salary through the date his employment terminated.
(2)
Represents the unpaid portion of the executive’s annual performance bonus for Fiscal 2013, the year preceding the year employment terminated.  As of March 1, 2014, all annual performance bonus amounts earned for Fiscal 2013 had already been paid to the executive officers.

Termination of an Executive Officer Upon Disability or Death

Upon the termination of an executive officer’s employment for either Disability or death, the executive officer or his estate (as the case may be) would be entitled to receive the following: (1) such employee benefits, if any, to which the executive officer may be entitled under the Company’s employee benefit plans according to their terms; and (2) if the executive officer was eligible to receive a cash bonus for the fiscal year during which his employment was terminated, an amount equal to a prorated portion (based on the number of days in such fiscal year during which the executive officer was employed) of the annual cash bonus and any other cash bonus the executive officer would have received for such fiscal year had he remained employed through the entire fiscal year (based on the Company’s actual performance for such fiscal year).

The following chart illustrates the potential payments that each executive officer or his estate (as the case may be) would have been entitled to if their employment was terminated for either Disability or death as of March 1, 2014:

NEO	Bonus Amount(1)
Glenn S. Lyon	$1,081,500
Samuel M. Sato	$578,948
Edward W. Wilhelm	$327,704
Steven J. Schneider	$361,650
Mark S. Landau	$282,217
(1)	Amount represents the value of earned cash bonus payments for Fiscal 2014.

Payments to George S. Sanders Upon Retirement

As discussed above, George S. Sanders retired as Executive Vice President, Real Estate and Store Development, of the Company effective October 31, 2013.  Mr. Sanders was not serving as an executive officer of the Company at March 1, 2014.  Therefore, pursuant to Regulation S-K Item 402(j), Instruction 4, the following chart illustrates the actual payments made to Mr. Sanders under his Retirement Agreement:

Name	Lump Sum Cash Payments (1)	Health Insurance Benefits for 18 Months (2)	Bonus Amount (3)	Accelerated Equity Awards (4)
George S. Sanders	$437,500	$21,302	$258,750	$112,568

(1)
Pursuant to the Retirement Agreement, the Company agreed to pay Mr. Sanders a $437,500 lump sum cash payment on the 45th day following Mr. Sanders’ retirement date, on the condition that Mr. Sanders reaffirm the terms of the Retirement Agreement on such date.

(2)
The estimated value of health insurance is based on the Company's portion of health insurance coverage for Mr. Sanders carried on November 1, 2013 (2 months of coverage) and January 1, 2014 (16 months of coverage).

(3)	Amount represents the value of earned bonus payments for Fiscal 2014 under the EOBP14 and LTIB12.
(4)
Amount represents the aggregate of (i) the approximate fair value of Mr. Sanders’ time-based restricted stock awards as of the accelerated vesting date of December 15, 2013 ($43,321), and (ii) the approximate intrinsic value of Mr. Sanders’ stock options as of the accelerated vesting date of December 15, 2013 ($69,247).  See “Retirement Agreement of George S. Sanders” above.

DIRECTOR COMPENSATION

The Compensation Committee of the Board customarily reviews and sets Director compensation at its July quarterly meeting which coincides with the Company’s Annual Meeting of Shareholders or at its first meeting that follows the Company’s Annual Meeting.  After the Company’s 2013 Annual Meeting of Shareholders, the Committee set Director compensation as follows: upon the commencement of service on the Board a new outside Director is eligible to receive a grant of the Company’s shares valued at $30,000; thereafter, each outside Director is eligible to receive an annual grant of Company shares valued at $90,000 for continued service.  The annual grant to a newly appointed outside Director is subject to a minimum length of service on the Board of at least 90 days.  For each outside Director, the fee component consists of an annual retainer in the amount of $35,000.  Each outside Director also receives $2,000 per regularly scheduled Board meeting attended and $1,000 for attending any non-regularly scheduled Board meeting.  For those outside Directors serving on the Audit Committee, the Compensation Committee, the Governance & Nominating Committee, and/or the Strategy Committee, a fee of $1,500 is payable per each such committee meeting attended.  The Chair of the Audit Committee receives an annual fee of $20,000, and the Chairs of the Compensation Committee, Governance & Nominating Committee, and the Strategy Committee each receive an annual fee of $10,000.  The Lead Director receives an annual fee of $15,000.  There was no change in any of these fees from Fiscal 2013.

The following table summarizes the compensation received by the Company’s Directors for the fiscal year ended March 1, 2014.  All committee assignments and board classes are as of March 1, 2014, the last day of the Company’s Fiscal 2014:

FISCAL YEAR 2014 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Total $
Glenn S. Lyon(3) Chairman of the Board Class I	–	–		–
Stephen Goldsmith Governance & Nominating Committee Class III	$55,000	$90,000		$145,000
Bill Kirkendall(4) Compensation Committee, Chair Audit Committee Class II	$83,000	$90,000	(5)	$173,000
William P. Carmichael Lead Director Audit Committee, Chair Class II	$93,000	$90,000		$183,000
Catherine A. Langham Governance & Nominating Committee, Chair Class III	$59,000	$90,000		$149,000
Dolores A. Kunda Compensation Committee Governance & Nominating Committee Class I	$58,000	$90,000		$148,000
Norman H. Gurwitz Audit Committee Compensation Committee Class III	$67,000	$90,000		$157,000
Richard P. Crystal Governance & Nominating Committee Strategy Committee, Chair Class II	$74,000	$90,000		$164,000
Torrence Boone Strategy Committee Class I	$49,000	$90,000		$139,000

(1)
Amounts reflected in this column include the value of an outside director’s annual retainer fee, fees for Board meetings attended, and additional fees for those Directors who serve on a committee of the Board, the committee chairs, and the Lead Director.

(2)
Common stock granted to Directors as part of their annual compensation was granted on July 18, 2013.  Amounts in this column represent the aggregate grant date fair value of each award computed in accordance with FASB ASC Topic 718.  As of March 1, 2014, each Director had been granted the following common stock from previous awards: Mr. Goldsmith – 25,640 shares (of which 21,633 were vested and 4,007 were unvested); Mr. Carmichael – 26,231 shares (of which 22,224 were vested and 4,007 were unvested); Ms. Langham – 26,231 shares (of which 22,224 were vested and 4,007 were unvested); Ms. Kunda – 26,583 shares (of which 22,576 were vested and 4,007 were unvested); Mr. Gurwitz – 26,044 shares (of which 22,037 were vested and 4,007 were unvested); Mr. Crystal – 20,419 shares (of which 16,412 were vested and 4,007 were unvested); and Mr. Boone – 9,965 shares (of which 5,958 were vested and 4,007 were unvested).  As of March 1, 2014, 26,231 shares (of which 22,224 were vested and 4,007 were unvested) had been granted to Mr. Kirkendall in his capacity as Director of the Company.

(3)
Mr. Lyon receives no compensation as a Director of the Company and Chairman of the Board.  All compensation paid to and equity awarded to Mr. Lyon is based on his status as an executive officer of the Company.  See the Summary Compensation Table on page 39 and related footnote disclosures.

(4)
Mr. Kirkendall resigned from the Board on April 24, 2014, in connection with his appointment to the Company as Executive Vice President, President of Running Specialty Group.  Mr. Kirkendall served as a Director of the Company during all of Fiscal 2014.  This table only reflects the compensation Mr. Kirkendall earned as a Director of the Company during Fiscal 2014.

(5)	As a Director of the Company, Mr. Kirkendall was granted 4,007 shares on July 18, 2013, which had an aggregate grant date fair value of $90,000.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee acts under an annually reviewed Charter approved by the Board.  Company management has primary responsibility for the preparation of the Company’s financial statements and the reporting process on behalf of the Company including the systems of internal controls.  However, the Audit Committee assists in the oversight of the Company’s financial reporting process on behalf of the Board.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended March 1, 2014, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is composed solely of independent directors (as defined in the criteria for independence set forth in SEC rules and the NASDAQ listing standards).  Each member meets NASDAQ financial knowledge requirements, and the Board has determined that Mr. Carmichael qualifies as an “audit committee financial expert” as defined by SEC rules and meets NASDAQ professional experience requirements as well.

The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (PCAOB), which includes, among other items, matters relating to the conduct of an audit of the Company’s financial statements.

The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditors their independence from the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended March 1, 2014, for filing with the SEC.

William P. Carmichael, Chair
Norman H. Gurwitz
Catherine A. Langham1

Relationship with Independent Public Accountants

The accounting firm of Ernst & Young LLP, which has served as the Company’s principal independent registered public accounting firm continuously since 1988, was selected by the Audit Committee to continue in that capacity for Fiscal 2014.

The appointment of an independent registered public accounting firm is approved annually by the Audit Committee.  In making its determination, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year.  The Audit Committee has selected Ernst & Young LLP for the current fiscal year.  Each professional service performed by Ernst & Young LLP during Fiscal 2014 was reviewed and the possible effect of such service on the independence of the firm was considered by the Audit Committee.  Additionally, the Audit

1 Ms. Langham was appointed to the Audit Committee on April 16, 2014 and did not participate in the reviews and discussions referred to above under the caption “Audit Committee Report.”  Mr. Bill Kirkendall, a former Director of the Company, served on the Audit Committee through the date of his resignation on April 24, 2014 and participated in the reviews and discussions referred to above.

Committee requires the rotation of its outside auditor’s audit partners as required by SOX and the related rules of the SEC.

Independent Auditor Fee Information

Fees for professional services provided by the Company’s independent registered public accounting firm Ernst & Young LLP, in each of the last two fiscal years, for each of the following categories were:

	2014	2013
Audit Fees	$590,700	$448,750
Audit-Related Fees	19,325	32,270
Tax Fees	18,895	37,305
All Other Fees	—	—
Total	$628,920	$518,325

Fees for audit services include fees associated with the annual financial statement and internal controls audits, the reviews of the Company’s quarterly reports on Form 10-Q, and assistance with review of documents filed with the SEC.  Audit-related fees principally include accounting consultations and the audit of the Company’s Profit Sharing and 401(k) Plan.  Tax fees consist primarily of tax compliance and consultation on routine tax matters.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires pre-approval of all audit, audit-related, tax and other services performed by the independent auditors during the fiscal year.  The Audit Committee pre-approves specifically defined services within the categories outlined above, subject to the budget for each category.  Unless a specific service has previously been pre-approved for that year, the Audit Committee must approve the service before the independent auditor may perform such service.  The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve permitted services between Audit Committee meetings, subject to specified budgetary limitations, so long as the Chair reports any such decisions to the Audit Committee at its next scheduled meeting.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

(Item 2 on your Proxy Card)

The Audit Committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2015.  The Board urges you to vote “FOR” ratification of that appointment.  A representative of Ernst & Young LLP plans to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

If the shareholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee and Board will consider a change in independent auditors for the next fiscal year, although they will not be compelled to change auditors.  Even if the shareholders ratify the selection of Ernst & Young LLP, the Audit Committee or Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if either the Audit Committee or the Board determines that a change would be in the best interests of the Company and its shareholders.

Required Shareholder Approval

For the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 28, 2015 to be ratified, more votes must be cast by all holders of shares of common stock, voting together as a single class, in favor of the proposal than are cast against it.  Abstentions and broker non-votes will not be included in the vote count and will have no effect on the outcome of the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote “FOR” ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.  Proxies solicited by the Board will be so voted unless shareholders specify otherwise on their Proxy Cards (Item 2 on your Proxy Card).

NON-BINDING ADVISORY RESOLUTION TO APPROVE
THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

(Item 3 on your Proxy Card)

In accordance with the requirements of the Dodd-Frank Act, the Company is requesting your non-binding advisory approval of the compensation of our NEOs.  The compensation of our NEOs is described in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative starting on page 20 of this Proxy Statement.

The Compensation Committee is responsible for reviewing and approving the compensation structure for the Company’s executive officers, and, in this regard, seeks to establish a competitive and balanced, performance-based compensation structure that is fundamentally fair to the Company’s shareholders and creates long-term shareholder value.  The Company’s compensation program also reflects competition and best practices in the marketplace.  The mix of compensation components is competitive with that of other companies in our industry of similar size and operational characteristics, links compensation to individual and Company performance, and encourages stock ownership by senior management.  Based on its review of the total compensation of our NEOs for Fiscal 2014, the Compensation Committee believes that the total compensation for each of the NEOs is reasonable and effectively achieves the objective of aligning compensation with performance measures directly related to our financial goals and creation of shareholder value, without encouraging our NEOs to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement and the accompanying tables and narrative starting on page 20 above provide a comprehensive review of our NEO compensation strategy, objectives, factors, program, and rationale.  We urge you to read this disclosure before voting on this non-binding proposal.

For the reasons stated above, and pursuant to Section 14A of the Exchange Act, we are requesting your non-binding approval of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED.”

Your vote on this proposal will be advisory and non-binding on the Company and the Board and will not be construed as overruling a decision by the Company or the Board.  Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company or the Board.  However, the Board values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

Frequency Vote

In addition to requesting the non-binding shareholder advisory approval of the Company’s executive compensation program, the Dodd-Frank Act also requires the Company to separately seek, once every six years, shareholder approval of how often the Company will seek advisory approval of the NEOs’ compensation (referred to as the frequency vote).  The Dodd-Frank Act requires that the Company present every one, two, or three years, or abstain, as voting alternatives for shareholders with respect to the frequency vote.

In the Company’s proxy statement for the 2011 Annual Meeting of Shareholders, the Board recommended, for various reasons, that shareholders vote for a non-binding advisory frequency vote on the compensation of our NEOs be held every three years.  Despite such recommendation, the option receiving the greatest number of shareholder votes at the 2011 Annual Meeting of Shareholders was for a non-binding advisory frequency vote every year.  Although this shareholder frequency vote was advisory and non-binding, the Board carefully considered the voting results.  In light of the shareholders’ vote on this proposal, the Board determined to follow the results of the shareholder voting and to include an annual executive compensation say on pay advisory vote in the Company’s future proxy materials, which is addressed above and included as Item 3 on your Proxy Card.  The Board expects to continue this practice of holding an annual advisory vote with respect to the compensation of our NEOs for the foreseeable future.  No frequency vote is occurring this year.

Required Shareholder Approval

For the non-binding advisory resolution relating to the compensation of the Company’s NEOs to be approved, more votes must be cast by all holders of shares of common stock, voting together as a single class, in favor of the proposal than are cast against it.  Abstentions and broker non-votes will not be included in the vote count and will have no effect on the outcome of the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the non-binding advisory resolution approving the compensation of the Company’s NEOs.  Proxies solicited by the Board will be so voted unless shareholders specify otherwise on their Proxy Cards (Item 3 on your Proxy Card).

APPROVAL AND ADOPTION OF
THE FINISH LINE, INC. 2009 INCENTIVE PLAN, AS AMENDED AND RESTATED

(Item 4 on your Proxy Card)

Background and Purposes

On April 16, 2014, the Board adopted and approved The Finish Line, Inc. 2009 Incentive Plan, as amended and restated, which we refer to herein as the “Restated 2009 Plan,” and recommended that it be submitted to our shareholders for their approval at the Annual Meeting.  The Restated 2009 Plan amends and restates, in its entirety, the 2009 Incentive Plan.  The 2009 Incentive Plan was originally adopted by the Board on April 24, 2009, and approved by our shareholders on July 23, 2009.

The principal purposes for the approval of the Restated 2009 Plan are to continue to give the Company the flexibility to award qualified performance-based compensation, the deductibility of which will not be limited by Section 162(m) of the Code, and, at the same time, effect the amendments to the plan described below.  In this regard, Section 162(m) of the Code requires that certain provisions of the 2009 Incentive Plan be periodically resubmitted to, and reapproved by, our shareholders to qualify for an exemption from the $1 million limit that otherwise applies to tax-deductible compensation to “covered employees.”  To comply with this requirement, the Board has recommended that our shareholders reapprove the eligible participants, the existing performance criteria that may be used by the Company in establishing performance goals with respect to awards that may be granted under the Restated 2009 Plan and are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, along with other items required by Code Section 162(m).  Since the 2009 Incentive Plan is being submitted to the shareholders for Section 162(m) reapproval purposes, the Company determined this to be an opportunity to also submit the amendments described below for shareholder approval.  In connection with the Company’s evaluation of the amendments embodied in the Restated 2009 Plan, the Company’s management consulted with Hay Group.  After such consultations and further deliberations amongst management, the Company determined the amendments embodied in the Restated 2009 Plan to be reasonable and balanced.

In this regard, the principal amendments to the 2009 Incentive Plan embodied in the Restated 2009 Plan include: (i) a revision of the “Cause” definition to clarify that breaches of fiduciary duty, fraud, misappropriation, and other crimes of moral turpitude fall within the definition, and to provide a cure period for participants for breaches of covenants set forth in any agreement between the Company and a participant; (ii) elimination of references to Class B Common Stock, which is no longer an outstanding class of capital stock of the Company; (iii) a provision that in the event a participant’s employment is terminated, all bonus awards will be forfeited by the participant, except as otherwise provided by the Compensation Committee; (iv) revisions to the definition of “Change in Control” and the Change in Control provisions, including automatic accelerated vesting, as more fully described below; (v) revisions to the definition of “Performance Measure” to add the following items the Committee may include in or exclude from the definitions of the performance criteria used in connection with the grant of performance awards: stock compensation; bonuses for officers, senior management and corporate management, and professionals; and executive severance of a material nature (in excess of $500,000); (vi) for purposes of determining the limitations on the number of awards that may be granted under the plan in any particular period, a change to the determination period from any period of 12 consecutive months to the Company’s fiscal year; (vii) an increase in the aggregate annual amount of bonus award compensation that could be paid to any covered employee from $2.5 million to $4.0 million; and (viii) a provision that any payments to a participant under the plan which the Company elects to delay because such payments would not be deductible by the Company under Section 162(m) of the Code will be automatically transferred to the Company’s then applicable NQDC Plan and invested pursuant to the terms thereunder.  In addition, a recoupment policy is being added to the Restated 2009 Plan.  As such, all awards and payments made under the Restated 2009 Plan will be subject to repayment to the Company under any clawback or recoupment policy established by the Board.

Except as described above, the Restated 2009 Plan would effect no other changes to the 2009 Incentive Plan.  As such, the Company is not seeking any increases to the maximum number of shares which may be used for awards under the Restated 2009 Plan, nor any increases to the maximum number of shares which may be used for awards of restricted stock, deferred stock, or performance awards.

If approved by the Company’s shareholders, the Restated 2009 Plan will remain in effect until terminated by the Company or until all shares available for award under the plan have been granted.  If the Restated 2009 Plan is not approved by our shareholders, then the 2009 Incentive Plan will continue in existence in its current state.

As described above, the Restated 2009 Plan revises the definition of “Change in Control” and amends the Change in Control provisions of the plan.  The principal purpose for these amendments is to more appropriately align the Change in Control provisions of the Restated 2009 Plan with the change in control provisions contained in the employment agreements for the Company’s NEOs and other executive officers.  See “Potential Payments in the Event of Termination or a Change in Control” beginning on page 48 above.  As such, the Restated 2009 Plan revises the definition of “Change in Control” to (i) reduce the threshold of acquisition of total voting power by any person or group that is necessary to trigger a Change in Control from 50% to 35%, (ii) provide that a Change in Control will occur upon the merger, consolidation, or reorganization of the Company with or into another entity if the holders of Common Stock immediately prior to the transaction do not own a majority of the voting power of the voting stock of the surviving entity or its parent immediately after the transaction in substantially the same proportions as prior to the transaction, and (iii) add a triggering event providing that a Change in Control will occur if, during any 12-month period, there is a turnover in a majority of the members of the Board (except as approved by the Board).

In addition, the Restated 2009 Plan amends the Change in Control provisions to provide that all outstanding unvested bonus awards, stock options, stock appreciation rights, restricted stock, and deferred stock will vest upon a Change in Control (other than a sale or other disposition of all or substantially all of the Company’s assets), and any performance goal or condition with respect to performance shares or performance units will be deemed satisfied immediately prior to the Change in Control.  The 2009 Incentive Plan previously provided the Committee with discretion whether to accelerate vesting.

Summary of the Restated 2009 Plan

The following is a summary of the material provisions of the Restated 2009 Plan.  This summary does not purport to be a complete description of all the provisions of the Restated 2009 Plan and is qualified in its entirety by reference to the complete text of the Restated 2009 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Purposes of the Restated 2009 Plan.  The purposes of the Restated 2009 Plan are to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating performance through incentive compensation.  The Restated 2009 Plan also is intended to encourage participant ownership in the Company, attract and retain talent, and enable participants to participate in the long-term growth and financial success of the Company.  In addition, the Restated 2009 Plan provides the ability to make awards linked to the profitability of the Company and increases in shareholder value.

Shareholder Approval.  The approval of the Restated 2009 Plan requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting.  The Compensation Committee, Board, and Company management believe it is in the best interests of the Company and its shareholders to approve the Restated 2009 Plan.

Term of the Plan.  The Restated 2009 Plan shall remain in effect until terminated by the Company or when all shares available for award under the Restated 2009 Plan have been granted.  No incentive stock options may be granted after the tenth anniversary of the date the Restated 2009 Plan is last approved by the Company’s shareholders.  The Restated 2009 Plan shall continue in effect until all matters relating to the settlement of awards and administration of the Restated 2009 Plan have been completed.

Administration of the Restated 2009 Plan.  Like the 2009 Incentive Plan, the Restated 2009 Plan shall be administered by the Compensation Committee, but any action that may be taken by the Compensation Committee may also be taken by the full Board of the Company.  The Compensation Committee is composed in accordance with, and governed by, the Compensation Committee’s charter, as approved from time to time by the Board.  The Compensation Committee has the authority to grant awards under the Restated 2009 Plan, to determine the terms and conditions thereof, to adjust such terms and conditions (including accelerating the vesting of any award), to interpret the provisions of the Restated 2009 Plan, and to make all other determinations which may be necessary or advisable for the administration of the Restated 2009 Plan.

Eligibility and Participation.  Eligibility to participate in the Restated 2009 Plan is limited to (i) current and prospective employees of the Company; (ii) consultants or advisors to the Company or any affiliate; and (iii) current or prospective non-employee members of the Board of the Company or its affiliates.  As of May 16, 2014, approximately 12,400 employees of the Company, including all executive officers, and the seven non-management members of the Board of the Company, were eligible to participate in the Restated 2009 Plan.

Adjustments.  The maximum number of Shares available for issuance under the Restated 2009 Plan, as well as the exercise or settlement prices of awards under the Restated 2009 Plan, will be adjusted to reflect certain events, such as a stock dividend, stock split, combination of shares, recapitalization, or reorganization.  However, such adjustments shall be made so as to not affect the status of any award intended to qualify as an incentive stock option (“ISO”) pursuant to Section 422 of the Code or as performance-based compensation under Section 162(m) of the Code.

Amendment and Termination.  The Board may amend, alter, or discontinue the Restated 2009 Plan at any time, but no amendment, alteration, or discontinuation shall be made which would materially impair the rights of a participant under a granted award without the participant’s consent.  Any amendments to the Restated 2009 Plan shall require shareholder approval to the extent required by federal or state law or any regulations or rules promulgated thereunder or the rules of the NASDAQ Stock Market, the national securities exchange on which the Company’s common stock is listed.

Type of Awards under the Restated 2009 Plan.  The Restated 2009 Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions, and provisions as the Compensation Committee may deem to be necessary or desirable: (i) bonus awards; (ii) stock options (both incentive stock options and non-qualified stock options); (iii) stock appreciation rights; (iv) restricted stock; (v) deferred stock; and (vi) performance awards (both performance units and performance shares).

Shares Subject to the Restated 2009 Plan.  The total number of shares of common stock reserved and available for issuance pursuant to awards under the Restated 2009 Plan is 6,500,000.  Of the 6,500,000 shares reserved, the maximum number of shares which may be used for awards other than stock options or stock appreciation rights is 2,500,000 shares.  As of May 16, 2014, 2,753,774 shares were available for new awards.  The Compensation Committee has the full authority to determine the number of shares subject to awards.  At May 16, 2014, the closing price of our shares of common stock as quoted on the NASDAQ Global Select Market was $29.14 per share.  As of result, as of May 16, 2014, the market value of the shares of common stock that remain available for issuance under the Restated 2009 Plan was $80,244,974.  The Company’s Class B Common Shares are no longer an outstanding class of capital stock of the Company, therefore only the Company’s Class A Common Shares are eligible for issuance under the Restated 2009 Plan.  All references to the Company’s former Class B Common Shares have been eliminated from the Restated 2009 Plan.

Bonus Awards.  The Compensation Committee has the authority to grant bonus awards to participants in the Restated 2009 Plan entitling them to earn incentive compensation based on the achievement of performance goals established for one or more performance periods.  Threshold, target, and maximum awards may be granted.  Participants will not be entitled to payment for a bonus award until the Compensation Committee determines that the performance goals have been obtained for the relevant award level for the relevant performance period.  The Compensation Committee is also granted the authority to make adjustments to a bonus award to reflect individual performance during the applicable performance period.  Unless otherwise determined by the Compensation Committee, payment of bonus awards will be made in cash.  Except as otherwise provided by the Compensation Committee, if a participant’s employment or service with the Company is terminated, all bonus awards will be forfeited by the participant.

Stock Options.  Stock options granted under the Restated 2009 Plan may be either ISOs or non-qualified stock options.  The exercise price per share shall not be less than the fair market value per share on the grant date.  If a stock option which is intended to qualify as an ISO is granted to an individual who owns or who is deemed to own Shares possessing more than ten percent (10%) of the combined voting power of all classes of Shares of the Company, a parent corporation, or any subsidiary corporation, then the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Share on the grant date.  The option period of each stock option is fixed by the Compensation Committee, but shall not exceed ten years from the date the option is granted for ISOs (five years for 10% owners).  Stock options are only exercisable in whole or in such installments and at such times as established by the Compensation Committee.  The Compensation Committee may at any time accelerate the exercisability of all or part of any stock option.  Except as otherwise provided in the award agreement, vested and unexercised options generally terminate upon the termination of employment or service of the option holder, except that employees who are not terminated for “Cause” (as defined in the Restated 2009 Plan) will have 90 days to exercise their options, and options held by employees terminated as a result of death or disability will expire one year after the date of such termination.  Moreover, non-employee directors have two years to exercise their options following their termination of service as a director.

For purposes of the Restated 2009 Plan, “Cause” means, unless otherwise specifically provided in an award agreement, any act or omission which permits the Company to terminate the written employment agreement or arrangement between a participant and the Company (or its affiliate) for “cause” as defined in such agreement or arrangement, or, in the event there is no such agreement or arrangement or the agreement or arrangement does not define “cause,” then “Cause” means the occurrence of one or more of the following events: (a) the willful and continued failure by the participant to perform his or her material duties to the Company (or its affiliate) for a period of more than 30 days; (b) the willful or intentional engaging by the participant in conduct within the scope of employment that causes material and demonstrable injury, monetarily or otherwise, to the Company, including breach of fiduciary duty, fraud, misappropriation, embezzlement, or theft; (c) the participant’s conviction for, or a plea of nolo contendere to, the commission of a felony or other crime involving moral turpitude; or (d) breach of the participant’s covenants set forth in any other agreement between the participant and the Company and the failure of the participant to cure such breach within 10 days after notice from the Company.

Stock Appreciation Rights.  Stock appreciation rights give the participant the opportunity to earn appreciation in the value of a share of the Company’s common stock.  The Committee has the discretion to determine the exercise price and other terms of stock appreciation rights.  The exercise price per share shall not be less than the fair market value per share on the grant date.  Upon exercise of a stock appreciation right, a participant will receive that number of shares equal in value to the excess of the fair market value per share over the exercise price per share of the common stock specified in the related stock appreciation right award agreement; provided, that the Compensation Committee may pay this award in cash or a combination of cash and shares.  If stock appreciation rights are granted in connection with stock options, upon exercise of the stock appreciation right, the related options will be forfeited, and upon exercise of the related stock option the stock appreciation right shall terminate.  The effect on stock appreciation rights of termination of employment or service is the same as for stock options (see above).

Restricted Stock.  Restricted stock is stock which cannot be transferred and remains subject to a risk of forfeiture until the applicable vesting conditions are attained.  The Compensation Committee has the discretion to determine the vesting conditions and other terms of restricted stock.  Except as otherwise provided in the award agreement, holders of restricted stock shall have all the rights of a shareholder of the Company; provided, that except as otherwise provided in the award agreement, for restricted stock that is performance-based, a holder’s right to dividends will not vest unless the restricted stock vests and will be paid at the time of vesting.  Upon termination of employment or service, except as otherwise provided in the award agreement or determined by the Compensation Committee, unvested restricted stock shall be forfeited.

Deferred Stock.  Deferred stock is a right granted to a participant to receive stock at the end of a specified deferral period.  The Compensation Committee has the discretion to determine the duration of the deferral period, the conditions under which receipt of the stock will be deferred, and other terms of deferred stock.  Upon the expiration of the deferral period, the Compensation Committee shall deliver common stock to the participant pursuant to the deferred stock award.  Upon termination of employment or service, except as otherwise provided in the award agreement or determined by the Compensation Committee, the deferred stock award shall be forfeited.

Performance Awards.  Performance awards include performance units and performance shares, each of which consist of the right to receive shares or cash, as provided in the particular award agreement.  After the applicable period for performance has ended, the Compensation Committee shall determine the extent to which the performance award was earned.  Upon termination of employment or service, except as otherwise provided in the award agreement or determined by the Compensation Committee, unvested performance awards shall be forfeited.

Performance Criteria.  One or more of the following performance criteria may be used as the basis of performance measures for awards under the Restated 2009 Plan, which are intended to satisfy the requirement for performance-based compensation under Section 162(m) of the Code.  The performance criteria that may be used under the Restated 2009 Plan are:

•	individual participant financial or non-financial performance goals;
•	sales;
•	cash flow;
•	cash flow from operations;
•	operating profit or loss;
•	operating income or loss;
•	net operating income or loss;
•	net income or loss;
•	operating margin;
•	net income margin;
•	profit margin;
•	return on assets;
•	return on net assets;
•	four-wall contribution;
•	economic value added;
•	return on total assets;
•	return on equity;
•	return on capital;
•	return on operating income;
•	total shareholder return;
•	revenue or loss;
•	revenue growth or decline;
•	earnings before interest, taxes, depreciation, and amortization (“EBITDA”);
•	EBITDA growth or decline;
•	basic earnings per Share (positive or negative);
•	diluted earnings per Share (positive or negative);
•	funds from operations per Share;
•	per Share growth (positive or negative);
•	cash available for distribution;
•	market share;
•	cash available for distribution per Share;
•	per Share growth or decline;
•	Share price performance on an absolute basis and relative to an index of earnings per Share;
•	improvements in the Company’s attainment of expense levels;
•	overhead reduction;
•	expense reduction or control; or
•	implementing or completion of critical projects.

The performance criteria can be measured alone or in any combination, and if not based on individual performance, can be based on either the performance of the consolidated Company or the performance of a division or business unit of the Company.  Performance can be measured on an absolute basis or relative to a pre-established target, to previous year results, or to a designated comparison group.  The Compensation Committee may include or exclude any or all of the following items from the calculation: extraordinary, unusual, or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or production activities; other non-operating items; spending for acquisitions; effects of divestitures; effects of litigation activities and settlements; stock compensation; bonuses for officers, senior management and corporate management, and professionals; and/or executive severance of a material nature (in excess of $500,000).

Change in Control Provisions.  Notwithstanding any other provision of the Restated 2009 Plan, and unless specifically provided in an award agreement, in the event of a “Change in Control” of the Company (as defined below), all bonus awards, stock options, stock appreciation rights, restricted stock, and deferred stock which are then outstanding and unvested shall vest immediately, and any performance goal or other condition with respect to performance share awards and performance unit awards shall be deemed satisfied immediately prior to the consummation of the Change in Control.  Notwithstanding the definition of Change in Control below, the sale, exchange, lease, or other disposition of all or substantially all of the Company’s assets will not trigger the vesting of awards or the deemed satisfaction of performance conditions for purposes of the Restated 2009 Plan.

For purposes of the Restated 2009 Plan, a “Change in Control” means the consummation of one or more of the following:

(i)
the sale, exchange, lease, or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms as used in the Exchange Act);

(ii)
any person or group is or becomes the beneficial owner, directly or indirectly, of more than 35% of the total voting power of the voting stock of the Company (or any entity which controls the Company or which is a successor to all or substantially all of the assets of the Company), including by way of merger, consolidation, tender or exchange offer, or otherwise;

(iii)
a merger, consolidation, or similar reorganization of the Company with or into another entity, if the Company’s shareholders immediately prior to such transaction do not own a majority of the voting power of the voting stock of the surviving company or its parent immediately after the transaction in substantially the same proportions as immediately prior to such transaction; or

(iv)
during any 12-month period, individuals who at the beginning of such period constituted the Board of the Company (together with any new directors whose election by the Board, whether through the filling of a vacancy or otherwise, or whose nomination for election by the Company’s shareholders was approved by a vote of a majority of the Company’s directors then still in office, who were either directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board then in office.

Notwithstanding the definition of Change in Control above, for awards made under the Restated 2009 Plan that are subject to Section 409A of the Code, the Compensation Committee, in its sole discretion, may use a different definition of Change in Control in any award agreement or other written agreement approved by the Compensation Committee in order to satisfy the provisions of Code Section 409A.

Transferability.  Generally, no awards granted under the Restated 2009 Plan, or any interests in such awards, may be assigned or transferred other than by will or the laws of descent and distribution, and awards are exercisable during a participant’s lifetime only by the participant.

Maximum Amounts Under Code Section 162(m).  To the extent the Compensation Committee structures an award to qualify as “performance based compensation” under Section 162(m) of the Code, the maximum amounts of compensation that could be paid to any covered employee are set forth in this paragraph below.  The maximum number of shares for which stock options and SARs may be granted to any covered employee in any fiscal year of the Company, in the aggregate, cannot exceed 1,000,000 shares.  The total aggregate maximum amount of compensation that could be paid to any covered employee pursuant to a bonus award during any fiscal year of the Company cannot exceed $4 million.  The total aggregate maximum number of shares of restricted stock that may be granted to any covered employee during any fiscal year of the Company cannot exceed 750,000 shares.  The total aggregate maximum value (determined on the date of grant) of awards of deferred stock and performance awards, in the aggregate, that may be granted to any covered employee during any fiscal year of the Company cannot exceed $5 million.

The Restated 2009 Plan also contains a mandatory deferral feature whereby an executive officer will be required to defer payment into the Company’s then applicable non-qualified deferred compensation plan if it is anticipated that the Company’s deduction under Section 162(m) would not be permitted.  Any such deferrals or payments are required to be made at the times and subject to the conditions provided in Section 409A of the Code.

Section 409A of the Code.  The Restated 2009 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award made under the Restated 2009 Plan.  Code Section 409A governs the taxation of deferred compensation.  Any participant that is granted an award that is deemed to be deferred compensation and does not comply with Section 409A, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and an additional tax based upon an amount of interest determined under Section 409A) on the value of the award.

Recoupment Policy.  All awards and payments made or required to be made, or Shares received or required to be issued, under the Restated 2009 Plan to any participant are subject to repayment to the Company under the terms of any clawback, recoupment, or other similar policy implemented by the Board from time to time.

Federal Income Tax Consequences

The following is a general description of the federal income tax consequences to the participant and the Company with regard to awards granted under the Restated 2009 Plan.  This summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future.  This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Restated 2009 Plan, as the consequences may vary with the types of awards made, the identity of the recipients, and the method of payment or settlement.  This summary does not address the tax consequences upon a participant’s death, the effects of other federal taxes (including possible “golden parachute” excise taxes), or taxes imposed under state, local, or foreign tax laws.  This discussion does not purport to discuss all tax consequences related to awards under the Restated 2009 Plan, and the Company cannot assure participants of any particular tax result.  As such, participants should consult with their own tax advisors as to the tax consequences of transactions under the Restated 2009 Plan.

Non-Qualified Stock Options.  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-qualified stock option under the Restated 2009 Plan.  When the optionee exercises a non-qualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m).  If the optionee is an employee of the Company, such ordinary income generally is subject to withholding of income and employment taxes.  Any gain that the optionee recognizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an ISO (other than the alternative minimum tax consequences, discussed in this paragraph, to the optionee upon exercise).  If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.  While the exercise of an ISO does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.  Thus, an ISO may trigger alternative minimum tax.

Bonus Awards.  A participant receiving a performance-based bonus award grant will not recognize income, and the Company will not be allowed a deduction, at the time the grant is made as long as the bonus award is subject to a substantial risk of forfeiture.  When the bonus award is no longer subject to a substantial risk of forfeiture (assuming there was not a proper deferral), the amount of cash and the fair market value of the shares received will be ordinary income to the participant.  The Company will be entitled to a federal income tax deduction equal to that amount, subject to any applicable limitations under Code Section 162(m).  If the participant is an employee of the Company, such ordinary income generally is subject to withholding of income and employment taxes.

Stock Appreciation Rights (SARs).  There typically will be no federal income tax consequences to the participant or to the Company upon the grant of a SAR under the Restated 2009 Plan.  When the participant exercises a SAR, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of a share of stock received at the time of exercise over the fair market value of a share of stock on date of grant, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m).  If the participant is an employee of the Company, such ordinary income generally is subject to withholding of income and employment taxes.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted as long as the restricted stock is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Shares as of that date (less any amount paid for the Shares), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  If the participant is an employee of the Company, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant files an election under Code Section 83(b) within 30 days of the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the shares as of that date (less any amount paid for the shares), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).  Any future appreciation in the shares will be taxable to the participant at capital gains rates.  However, if the stock is forfeited prior to vesting, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.  If dividends are paid while the restrictions are in effect, the participant will recognize ordinary income as to the dividends and the Company will be entitled to a corresponding deduction, subject to any applicable limitations under Code Section 162(m).

Deferred Stock Awards.  The grant of a deferred stock award under the Restated 2009 Plan generally will not be taxable to the participant, and will not be deductible by the Company at the time of grant.  At the time a deferred stock award is settled, the participant will recognize ordinary income and the Company will be entitled to a corresponding deduction, subject to any applicable limitations under Code Section 162(m).  Generally the measure of the income and deduction will be the fair market value of the shares at the time the deferred stock is settled.  If the participant is an employee of the Company, such ordinary income generally is subject to withholding of income and employment taxes.

Performance Awards.  A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture.  When the participant receives, or has the right to receive, payment of cash or shares under the performance award, the cash amount or the fair market value of the shares will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).  If the participant is an employee of the Company, such ordinary income generally is subject to withholding of income and employment taxes.

Section 162(m) of the Code.  Section 162(m) of the Code precludes a publicly-traded corporation from taking a deduction for compensation in excess of $1 million paid to the corporation’s chief executive officer or any of its three other highest-paid officers.  However, compensation that qualifies under Section 162(m) of the Code as qualified performance based compensation is specifically exempt from the deduction limit.  Awards granted to participants under the Restated 2009 Plan whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such awards may be granted in a manner that will qualify such awards as qualified performance based compensation not subject to the Section 162(m) deductibility limitations.  However, certain awards under the Restated 2009 Plan may not qualify as performance based compensation or the Committee may decide to forgo the deduction, and, therefore, the Company’s compensation expense deductions relating to such awards will be subject to the Section 162(m) deductibility limitations.  The Company intends to obtain the maximum possible tax deduction for compensation paid to its executive officers, but the Company may forego all or some portion of a deduction to conform to our compensation goals and objectives.

Section 409A of the Code.  Section 409A of the Code generally affects amounts deferred by a participant.  Section 409A provides that “deferred compensation” must comply with Section 409A of the Code and if it does not, the compensation is subject to a 20% additional excise tax plus, in certain cases, an interest charge.

Importance of Consulting a Tax Advisor.  The foregoing discussion is a summary only and does not purport to be complete.  In addition, the information is based upon existing U.S. tax laws and regulations and, therefore, is subject to change when those laws or rules change.  Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax advisor as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of Shares acquired as a result of any award.

Interests of Certain Persons in the Action Taken

Each of the Company’s directors and executive officers is a potential recipient of awards under the Restated 2009 Plan.  While as of the date of this Proxy Statement the Compensation Committee has not committed to grant any additional awards to any Director or executive officer not otherwise disclosed herein, we expect the Compensation Committee will continue to grant awards to such participants in accordance with the Company’s current compensation policies and programs discussed in this Proxy Statement.  See “Executive Compensation – Compensation Discussion and Analysis” beginning on page 20 above.  In addition, the amendments to the 2009 Incentive Plan discussed above which are embodied in the Restated 2009 Plan may result in additional compensation being paid to certain executive officers of the Company.  For example, the increase in the aggregate annual bonus award compensation cap from $2.5 million to $4.0 million payable to any covered employee may result in additional compensation being paid to executive officers of the Company.

Awards Granted Under the 2009 Incentive Plan

The table below summarizes all of the awards of any kind made under the 2009 Incentive Plan to our NEOs, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees of the Company, including all current officers who are not executive officers, as a group from the time the 2009 Incentive Plan became effective in 2009 through the Record Date.

Name and Position	Bonus Awards ($)	Shares Subject to Stock Options (#)	Stock Appreciation Rights (#)	Shares of Restricted Stock (#)	Shares of Deferred Stock (#)	Performance Awards (#)
Glenn S. Lyon Chief Executive Officer	$5,844,076	656,549	-	475,594	-	-
Samuel M. Sato President, Finish Line Brand	$2,608,332	274,000	-	148,121	-	-
Edward W. Wilhelm Executive Vice President, Chief Financial Officer	$1,818,810	151,227	-	107,954	-	-
Steven J. Schneider Executive Vice President, Strategic Initiatives	$3,348,721	226,166	-	114,421	-	-
Mark S. Landau Executive Vice President, Chief Business Development Officer	$548,121	100,334	-	67,393	-	-
George S. Sanders Former Executive Vice President, Real Estate and Store Development	$1,644,063	66,066	-	43,582	-	-
Executive Group	$18,245,992	1,684,051	-	1,080,103	-	-
Non-Executive Director Group	-	-	-	145,617	-	-
Non-Executive Officer Employee Group	$23,802,371	1,036,012	-	408,549	-	-

New Plan Benefits

The executive officers, directors, and employees of the Company or any of its subsidiaries who will participate in the Restated 2009 Plan, and the awards that may or will be made to any of them in the future, are to be determined in the discretion of the Compensation Committee and are not determinable at this time.  The table below summarizes all of the awards of any kind made under the 2009 Incentive Plan to our NEOs, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees of the Company, including all current officers who are not executive officers, as a group during Fiscal 2014.

Name and Position	Bonus Awards ($)	Shares Subject to Stock Options (#)	Stock Appreciation Rights (#)	Shares of Restricted Stock (#)	Shares of Deferred Stock (#)	Performance Awards (#)
Glenn S. Lyon Chief Executive Officer	$1,081,500	148,068	-	62,547	-	-
Samuel M. Sato President, Finish Line Brand	$578,948	74,846	-	20,831	-	-
Edward W. Wilhelm Executive Vice President, Chief Financial Officer	$327,704	45,277	-	30,141	-	-
Steven J. Schneider Executive Vice President, Strategic Initiatives	$361,650	49,358	-	20,869	-	-
Mark S. Landau Executive Vice President, Chief Business Development Officer	$282,217	26,185	-	10,973	-	-
George S. Sanders Former Executive Vice President, Real Estate and Store Development	$258,750	16,365	-	6,894	-	-
Executive Group	$3,435,582	416,242	-	179,370	-	-
Non-Executive Director Group	-	-	-	28,049	-	-
Non-Executive Officer Employee Group	$4,981,224	284,569	-	117,508	-	-

Required Shareholder Approval

The affirmative vote of a majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting is required to approve the Restated 2009 Plan.  If approved and adopted by the shareholders, the Restated 2009 Plan will be effective as of the date the Board approved the Restated 2009 Plan, which was April 16, 2014.  Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the Restated 2009 Plan.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the Restated 2009 Plan.  Proxies solicited by the Board will be so voted unless shareholders specify otherwise on their Proxy Cards (Item 4 on your Proxy Card).

PROPOSALS OF SHAREHOLDERS

If a shareholder wishes to submit a proposal for consideration at the 2015 Annual Meeting of Shareholders and wants that proposal to appear in the Company’s proxy statement for that meeting, the proposal must be submitted to the Company at Finish Line Customer Central (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) in care of the Corporate Secretary no later than April 8, 2015.

If a shareholder wishes to submit a proposal for consideration at the 2015 Annual Meeting of Shareholders, or if a shareholder wishes to recommend a candidate for election to the Board, the Company’s Bylaws require the shareholder to provide the Company with written notice of such proposal or recommendation no less than 90 days, nor more than 120 days, in advance of the first anniversary of the 2014 Annual Meeting (in the event that the date of the 2015 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the shareholder must provide the Company with written notice of such proposal or recommendation no less than 90 days, nor more than 120 days, in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the 2015 Annual Meeting of Shareholders).  Such notice should be sent to the Company at Finish Line Customer Central (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) in care of the Corporate Secretary.

Notwithstanding the foregoing, in the event that the number of Directors to be elected to the Board is increased and there is no public announcement by the Company naming all of the Director nominees or specifying the size of the increased Board at least 100 days prior to the first anniversary of the 2014 Annual Meeting (or if the 2015 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, at least 100 days prior to the date of the 2015 Annual Meeting), a shareholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Company at Finish Line Customer Central (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) in care of the Corporate Secretary no later than the close of business on the seventh day following the day on which such public announcement is made by the Company.

HOUSEHOLDING

Shareholders who share the same last name and address may receive only one copy of the E-Proxy Notice unless we receive contrary instructions from any shareholder at that address.  This is referred to as “householding.”  If you prefer to receive multiple copies of the E-Proxy Notice at the same address, additional copies will be provided to you promptly upon written or oral request, and if you are receiving multiple copies of the E-Proxy Notice, you may request that you receive only one copy.  Please address requests for a copy of the E-Proxy Notice to our Corporate Secretary, The Finish Line, Inc., Finish Line Customer Central, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235, or by telephone at (317) 899-1022.

MISCELLANEOUS

The E-Proxy Notice contains instructions on how to access the Company’s Annual Report to Shareholders for the fiscal year ended March 1, 2014, which includes the financial statements and related notes thereto, together with the report of the independent auditors and other information with respect to the Company.  You also may obtain copies of this Proxy Statement, the form of proxy relating to the Annual Meeting, and our Annual Report without charge from our website at www.finishline.com (click on the Investor Relations link) or from the SEC’s website at www.sec.gov, or at www.proxyvote.com.

The Company is not aware of any other business to be presented at the Annual Meeting.  If matters other than those described herein should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Christopher C. Eck
Senior Vice President, General Counsel and Corporate Secretary
Indianapolis, Indiana
June 6, 2014

Appendix A

The Finish Line, Inc.

2009 Incentive Plan

Amended and Restated as of April 16, 2014

Article 1. Establishment, Purpose and Term.

Section 1.1 Establishment.  The Finish Line, Inc. 2009 Incentive Plan (as amended, the “Original Plan”) was originally approved by the Board of Directors of The Finish Line, Inc. (“Company”) on April 24, 2009 (the “Effective Date”) and subsequently approved by the Company’s shareholders on July 23, 2009.  The Original Plan was amended and reapproved by the Company’s Board of Directors on April 16, 2014, and the Original Plan, as amended hereby (the “Plan”), was subsequently reapproved by the Company’s shareholders on July 17, 2014. Subject to Section 13.1, Awards may be granted as provided herein for the term of the Plan.

Section 1.2 Purposes.  The purposes of the Plan are to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participant ownership in the Company, attract and retain talent, and enable Participants to participate in the long-term growth and financial success of the Company. In addition, the Plan provides the ability to make Awards linked to the profitability of the Company’s businesses and increases in shareholder value.

Section 1.3 Term.  The Plan became effective on the Effective Date. No additional Incentive Stock Options shall be made after the tenth anniversary of the date the Plan is last approved by the Company’s shareholders. After the expiration or termination of the Plan, outstanding Awards shall be administered in accordance with the provisions hereof and thereof. The Plan shall continue in effect until all matters relating to the settlement of Awards and administration of the Plan have been completed.

Article 2. Definitions.

For purposes of the Plan, the following terms are defined as set forth below and certain other terms used herein have definitions given to them in the first place in which they are used:

Section 2.1 “2002 Plan” means the 2002 Stock Incentive Plan of The Finish Line, Inc. (as Amended and Restated July 21, 2005), as amended.

Section 2.2 “Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under control with, the Company.

Section 2.3 “Agreement” means any agreement entered into pursuant to the Plan by which an Award is granted to a Participant.

Section 2.4 “Award” means any Bonus Award, Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, or Performance Award granted to a Participant under the Plan. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an Agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

Section 2.5 “Beneficiary” means any person or other entity, which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the compensation, awarded to such Participant under the Plan, to the extent permitted. If there is no designated beneficiary, then the term “Beneficiary” means any person or other entity entitled by will or the laws of descent and distribution to receive such compensation.

Section 2.6 “Board of Directors” or “Board” means the Board of Directors of the Company.

Section 2.7 “Bonus Award” has the meaning set forth in Article 5(a) of this Plan.

Section 2.8 “Cause” means, unless otherwise specifically provided in an Agreement, any act or omission which permits the Company to terminate the written employment agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “cause,” then “Cause” means the occurrence of one or more of the following events: (a) the willful and continued failure by the Participant to perform his or her material duties with respect to the Company or its Affiliates for a period of more than 30 days; (b) the willful or intentional engaging by the Participant in conduct within the scope of his or her employment that causes material and demonstrable injury, monetarily or otherwise, to the Company including, without limitation, breach of fiduciary duty, fraud, misappropriation, embezzlement or theft; (c) the Participant’s conviction for, or a plea of nolo contendere to, the commission of a felony or other crime involving moral turpitude; or (d) a breach of the Participant’s covenants set forth in any other agreement between the Participant and the Company and the failure of the Executive to cure within 10 days after receipt of notice from the Company.

Section 2.9 “Common Stock” means the Company’s class A common stock as set forth and described in the Company’s articles of incorporation, as amended, whether presently or hereinafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter.

Section 2.10 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations thereunder, as amended from time to time.

Section 2.11 “Commission” means the Securities and Exchange Commission or any successor thereto.

Section 2.12 “Committee” means the committee of the Board responsible for granting and administering Awards under the Plan, which initially shall be the Compensation Committee of the Board, until such time as the Board may designate another committee. The Committee shall consist solely of two or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also an “outside director” under Section 162(m) of the Code. In addition, each member of the Committee shall satisfy any independence or other corporate governance standards imposed by the Nasdaq Stock Market or other securities market on which the Stock shall be listed from time to time. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

Section 2.13 “Company” means The Finish Line, Inc., an Indiana corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company. Wherever the context of the Plan so admits or requires, “Company” also means “Affiliate.”

Section 2.14 “Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

Section 2.15 “Deferred Stock” means a right granted to a Participant under Section 9.1 hereof to receive Stock at the end of a specified deferral period.

Section 2.16 “Domestic Relations Order” has the meaning set forth in the Code.

Section 2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 2.18 “Exercise Price” means the price that a Participant must pay to exercise an Award or the amount upon which the value of an Award is based.

Section 2.19 “Fair Market Value” means, as of any given date, the average of the high and low market price on the Nasdaq Stock Market or such other public trading market on which the Stock is traded on that date. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith. In each case, the Fair Market Value shall be determined without regard to whether the Stock is restricted or represents a minority interest.

Section 2.20 “Grant Date” means the date as of which an Award is granted pursuant to the Plan. In no event may the Grant Date be earlier than the Effective Date unless the effectiveness of the Award is contingent on the approval of the Plan by the Company’s shareholders.

Section 2.21 “Incentive Stock Option” means any Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

Section 2.22 “Non-Qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

Section 2.23 “Option Period” means the period during which the Option shall be exercisable in accordance with an Agreement and Article 6.

Section 2.24 “Participant” means a person who satisfies the eligibility conditions of Section 4.6 and to whom an Award has been granted by the Committee under the Plan. In the event that a Representative is appointed for a Participant, then the term “Participant” shall mean such appointed Representative. Notwithstanding the appointment of a Representative, the term “Termination of Employment” shall mean the Termination of Employment of the Participant.

Section 2.25 “Performance Award” means an Award consisting of Performance Shares or Performance Units described in Article 10.

Section 2.26 “Performance Goals” mean the level of performance established by the Committee as the Performance Goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

Section 2.27 “Performance Measure” means any measure based on any of the performance criteria set out in this Section, either alone or in any combination, and, if not based on individual performance, on either a consolidated or a division or business unit level, as the Committee may determine and measured on an absolute basis or relative to a pre-established target, to previous year’s results or to a designated comparison group: individual Participant financial or non-financial performance goals; sales; cash flow; cash flow from operations; operating profit or loss; operating income or loss; net operating income or loss; net income or loss; operating margin; net income margin; profit margin; return on assets; return on net assets; four-wall contribution; economic value added; return on total assets; return on equity; return on capital; return on operating income; total shareholder return; revenue or loss; revenue growth or decline; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA growth or decline; basic earnings per share (positive or negative); diluted earnings per share (positive or negative); funds from operations per share; per share growth (positive or negative); cash available for distribution; market share; cash available for distribution per share; per share growth or decline; share price performance on an absolute basis and relative to an index of earnings per share; improvements in the Company’s attainment of expense levels; overhead reduction; expense reduction or control; or implementing or completion of critical projects. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; effects of litigation activities and settlements; stock compensation; bonuses for officers, senior management and corporate management, and professionals; and executive severance of a material nature (in excess of $500,000). Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. In the event Section 162(m) of the Code or applicable tax or other laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant.

Section 2.28 “Performance Period” means the time period during which a Performance Award shall be earned and shall be at least one (1) fiscal year in length, unless otherwise determined by the Committee.

Section 2.29 “Performance Unit” means a right granted pursuant to the terms and conditions established by the Committee which is described in Section 10.1.

Section 2.30 “Performance Share” means a right granted pursuant to the terms and conditions established by the Committee which is described in Section 10.1.

Section 2.31 “Plan” means The Finish Line, Inc. 2009 Incentive Plan, as herein set forth and as may be amended from time to time.

Section 2.32 “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; or (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant’s death; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

Section 2.33 “Restricted Stock” means Stock granted to a Participant under Section 8.1 and which is subject to certain restrictions and to a risk of forfeiture or repurchase by the Company.

Section 2.34 “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

Section 2.35 “Stock” means the Company’s Common Stock, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter.

Section 2.36 “Stock Appreciation Right” means a right granted under Section 7.1.

Section 2.37 “Stock Option” or “Option” means a right, granted to a Participant under Section 6.1, to purchase Stock at a specified price during specified time periods.

Section 2.38 “Termination of Employment” means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer or employee of the Company or of any Affiliate, including, without limitation, death, disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of a business owned or operated by the Company or its Affiliates. With respect to any non-employee member of the Board or of a board of directors of an Affiliate, Termination of Employment means the termination of a Participant’s status as a non-employee director of the Board or of a board of directors of an Affiliate. With respect to any other person who is not an employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

Article 3. Compensation Committee Administration.

Section 3.1 Committee Structure.  The Plan shall be administered by the Committee, but any action that may be taken by the Committee may also be taken by the full Board of Directors of the Company.

Section 3.2 Committee Actions.  Subject to the Committee’s charter, the Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee or the Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Section 3.3 Committee Authority.  Subject to applicable law, the Company’s articles of incorporation and by-laws, the Committee’s charter or the terms of the Plan, the Committee shall have the authority:

(a)           to select those persons to whom Awards may be granted from time to time;

(b)           to determine whether and to what extent Awards are to be granted hereunder;

(c)           to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)           to determine the terms and conditions of any Award granted hereunder, including any provisions deemed by the Committee in good faith to be necessary or appropriate for a “nonqualified deferred compensation plan,” as defined in Section 409A(d)(1) of the Code, to avoid being subject to taxation under Section 409A(a)(1) of the Code, provided that the Exercise Price of any Option or Stock Appreciation Right shall not be less than the Fair Market Value per share of the underlying Stock as of the Grant Date;

(e)           to adjust the terms and conditions, at any time or from time to time, of any Award (including acceleration of vesting of any Award), subject to the limitations contained elsewhere herein, including, but not limited to, Section 13.1 and Section 13.10;

(f)           to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred, subject to compliance in good faith with the requirements of the Plan and Section 409A of the Code to avoid the Award being subject to taxation under Section 409A(a)(1) of the Code;

(g)           to provide for the forms of Agreement to be utilized in connection with this Plan;

(h)           to determine what legal requirements are applicable to the Plan, Awards, and the issuance of Stock, and to require of a Participant that appropriate action be taken with respect to such requirements;

(i)           to cancel, with the consent of the Participant (if required under the Plan or the applicable Agreement) or as otherwise provided in the Plan or the applicable Agreement, outstanding Awards;

(j)           to require as a condition of the exercise of an Award or the issuance or transfer of a certificate (or other representation of title) of Stock, the withholding from a Participant of the amount of any taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

(k)           to determine whether and with what effect an individual has incurred a Termination of Employment;

(l)           to determine the restrictions or limitations on the transfer of Stock;

(m)           to determine whether an Award is to be adjusted, modified or purchased, or is to become fully or partially exercisable, under the Plan or the terms of an Agreement;

(n)           to determine the permissible methods of Award exercise and payment within the terms and conditions of the Plan and the applicable Agreement;

(o)           to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan;

(p)           to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; and

(q)           to make all other determinations which may be necessary or advisable for the administration of the Plan.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times and may differ with respect to a Participant from time to time, or with respect to different Participants at the same or different times.

Section 3.4 Committee Determinations and Decisions.  Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants unless revised by the Committee, subject to any ratifications or approvals of the Board that the Committee or Board may request. Any determination shall not be subject to de novo review if challenged in court. Neither the Committee (including any member thereof) nor the Company shall have any liability to any Participant for any matter it determined in good faith as being in compliance with the Code even if such determination was later proved incorrect.

Article 4. Shares and Eligibility.

Section 4.1 Number of Shares.  The maximum number of shares of Common Stock which may be used for Awards under this Plan (all of which may be issued pursuant to the exercise of Incentive Stock Options) shall be equal to 6,500,000 shares; provided that in any case the maximum number of such shares which may be used for Awards other than Stock Options or Stock Appreciation Rights shall be 2,500,000 shares. Upon approval of the Plan by the Company’s shareholders on July 23, 2009, the 2002 Plan is no longer available for use for the grant of new incentive awards other than awards granted wholly from shares returned to the 2002 Plan by forfeiture after the annual shareholder meeting in July, 2009. The shares of Common Stock available for Awards under the Plan may be authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

Section 4.2 Release of Shares.  Subject to Section 4.1, the Committee shall have full authority to determine the class and number of shares of Stock available for Awards. In its discretion the Committee may include (without limitation), as available for distribution, (a) shares of Stock subject to any Award that have been previously forfeited; or (b) shares under an Award that otherwise terminates without issuance of Stock being made to a Participant. Any shares that are available immediately prior to the termination of the Plan, or any shares of Stock returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

Section 4.3 Restrictions on Shares.  Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine and/or provide in the Agreement. The Company shall not be required to issue or deliver any certificates for Stock, cash or other property prior to (a) the completion of any registration or qualification of such shares under federal, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable; (b) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction or discharge its legal obligation with respect to the exercise of an Award; and (c) satisfaction of any other terms, conditions or restrictions specified by the Committee herein, in any applicable Agreement or otherwise. The Company may cause any certificate (or other representation of title) for any shares of Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Stock as provided in this Plan, any shareholder agreement then in effect, or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Stock in compliance with applicable law or otherwise.

Section 4.4 Shareholder Rights.  No person shall have any rights of a shareholder as to Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company’s official shareholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the shares, and a Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company’s official shareholder records, except as provided herein or in an Agreement.

Section 4.5 Effect of Certain Corporate Changes.  Notwithstanding anything to the contrary herein, in the event of any share dividend, share split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a cash dividend), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company securities offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall make appropriate adjustments or substitutions as described below in this Section and in compliance with the Code. The adjustments or substitutions may relate to the number of shares of Stock available for Awards under the Plan, the number of shares of Stock covered by outstanding Awards, the Exercise Price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee may deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that to the extent that Section 409A, Section 422 or Section 162(m) of the Code shall apply to an Award, any such adjustments or substitutions shall only be made to the extent that, in the Committee’s good faith determination, they comply with the requirements of Section 409A to avoid being subject to taxation under Section 409A(a)(1) of the Code, Section 422 of the Code to continue treatment as an “incentive stock option” under Section 422 of the Code and Section 162(m) of the Code to continue treatment as qualified performance based compensation under Section 162(m) of the Code.

Section 4.6   Eligibility.  Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are current or prospective employees of, or consultants or advisors to, the Company or any Affiliate, or current or prospective non-employee members of the Board of Directors of the Company or any Affiliate. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee shall give consideration to such factors deemed appropriate by the Committee.

Article 5. Bonus Awards.

(a)           General.  The Committee shall have authority to establish, from time to time, various programs under the Plan pursuant to which Participants may be granted Bonus Awards. A “Bonus Award” shall entitle the Participant to earn incentive compensation based on the achievement of performance goals established for one or more performance periods. For each program, the Committee shall establish the terms and conditions of each program which may include, without limitation, the performance period, the Participants who will participate in the program, the various possible award levels for each Participant, which may include a threshold, target and maximum award and may or may not be based on percentages of base salary, and the performance goals that must be met for each award level to be earned. An Agreement with each Participant shall not be necessary.

(b)           Earning Bonus Award.  A Participant shall not earn a Bonus Award and no payment shall be made until the Committee determines that the performance goals have been obtained for the relevant award level for the relevant performance period and that the other material terms have been satisfied for the performance period. Whether or not a Participant has earned a Bonus Award shall be determined by the Committee in its sole discretion. Following determination of a Bonus Award, the Committee may make adjustments to a Bonus Award to reflect individual performance during such performance period.

(c)           Payment.  Unless otherwise determined by the Committee, payment for all Bonus Awards shall be made in cash within the short-term deferral period in accordance with Section 409A of the Code unless otherwise deferred pursuant to the Company’s then applicable non-qualified deferred compensation plan.

(d)           Non-transferability of Bonus Awards.  Unless otherwise specifically provided in the Agreement, no Bonus Award shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged or disposed of, other than by will or by the laws of descent and distribution; provided, however, under no circumstances may a Participant assign, transfer, convey or dispose of a Bonus Award for consideration unless pursuant to a Domestic Relations Order.

(e)           Termination of Employment.  Except as otherwise provided by the Committee, in the event a Participant incurs a Termination of Employment, all Bonus Awards shall be forfeited by the Participant.

Article 6. Stock Options.

Section 6.1 General.  The Committee shall have authority to grant Options under the Plan at any time or from time to time. The Committee shall consider the potential impact of Section 409A of the Code on each grant of Options and, if necessary, shall make the terms and conditions of the Options, in its good faith determination, comply with the requirements of Section 409A of the Code to avoid being subject to taxation under Section 409A(a)(1) of the Code. An Option shall entitle the Participant to receive Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including, without limitation, payment of the Exercise Price.

Section 6.2 Grant.  The grant of an Option shall occur as of the Grant Date determined by the Committee, provided that the Grant Date shall not be earlier than the date upon which the Committee acts to grant the Option. Options may be granted alone or in connection with other Awards. An Award of Options shall be evidenced by, and subject to the terms of, an Agreement. The Committee shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without Stock Appreciation Rights); provided, however, only a person who is a common-law employee of the Company, any “parent corporation” of the Company, or a “subsidiary corporation” of the Company (each term as defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

Section 6.3 Terms and Conditions.  Options shall be subject to such terms and conditions as shall be determined by the Committee, including and subject to the following:

(a)           Exercise Price.  The Exercise Price per share shall not be less than the Fair Market Value per share on the Grant Date. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 6.2) (a “10% Owner”), the Exercise Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the Grant Date.

(b)           Option Period.  The Option Period of each Option shall be fixed by the Committee. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the Grant Date.  If an Option which is intended to be an Incentive Stock Option is granted to a 10% Owner, the Option Period shall not exceed five (5) years from the Grant Date.  No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(c)           Exercisability.  Subject to Section 11.2 and Section 6.4, an Option shall be exercisable in whole or in such installments and at such times, as established by the Committee in an Agreement; provided, however, no Incentive Stock Option may be exercised before the Plan is approved by the shareholders of the Company in the manner prescribed by Section 422 of the Code. The Committee may provide in an Agreement for an accelerated exercise of all or part of an Option upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the exercisability of all or part of any Option. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined on the Grant Date of the Option) of the Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000. Except as otherwise provided in Article 11 in connection with acceleration events, or certain occurrences of termination, no Award granted under this Plan to an officer or director of the Company may be exercised, and no restrictions relating thereto may lapse, within six months of the date of such grant if (i) the requirements of Exchange Act Rule 16b-3(d)(1) were not satisfied with respect to the issuance of such Award; and (ii) the Committee has not otherwise waived such limitation.

(d)           Method of Exercise.  Subject to the provisions of this Article 6 and the applicable Agreement, a Participant may exercise Options, in whole or in part, during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or certified check or such other form of payment as the Company may accept. If permitted in the applicable Agreement or otherwise by the Committee, payment in full or in part may also be made by (i) delivering Stock already owned by the Participant (for any minimum period required by the Committee) having a total Fair Market Value on the date of such delivery equal to the Exercise Price; (ii) the delivery of cash by a broker-dealer as a “cashless” exercise, provided such method of payment may not be used by an executive officer of the Company or a member of the Board to the extent such payment method would violate Rule 16b-3 or the Exchange Act; (iii) withholding by the Company of Stock subject to the Option having a total Fair Market Value as of the date of delivery equal to the Exercise Price; or (iv) any combination of cash and the foregoing.

(e)           Conditions for Issuance of Shares.  No shares of Stock shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of shares that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid in full for such shares, and such shares have been recorded on the Company’s official shareholder records as having been issued and transferred.

(f)           Non-transferability of Options.  Unless otherwise specifically provided in the applicable Agreement, no Option shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or disposed of, other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant’s lifetime only by the Participant; provided, however, under no circumstances may a Participant assign, transfer, convey or dispose of an Option for consideration unless pursuant to a Domestic Relations Order.

Section 6.4 Termination of Employment.  Except as otherwise provided by the Committee in the applicable Agreement, any portion of the Option that was not vested and exercisable on the date of Termination of Employment shall expire and be forfeited on such date, and any portion of the Option that was vested and exercisable on date of Termination of Employment shall also expire and be forfeited on such date to the extent not exercised before that date. Notwithstanding the foregoing, (a) with respect to Options granted to employees, except for such longer or shorter periods as provided in the applicable Agreement with respect to Non-Qualified Stock Options and for such shorter periods as provided in the applicable Agreement with respect to Incentive Stock Options, if the Termination of Employment was other than for Cause, death or disability (as defined in Section 22(e)(3) of the Code), the portion of the Option that is vested as of the date of Termination of Employment shall expire and be forfeited at midnight ninety (90) days from the date of such termination and if Termination of Employment was on account of death or disability (as defined above) the portion of the Option that is vested as of the date of Termination of Employment shall expire and be forfeited at midnight one (1) year from the date of such termination, and (b) with respect to Options granted to non-employee members of the Board of Directors the portion of the Option that is vested as of the date of Termination of Employment shall expire and be forfeited at midnight two (2) years from the date of such termination. Notwithstanding anything herein to the contrary, no Option shall be exercisable after the date set forth in the applicable Agreement.

Article 7. Stock Appreciation Rights.

Section 7.1 General.  The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Stock Appreciation Rights may be awarded alone or in tandem with other Awards granted under the Plan. The Committee shall consider the potential impact of Section 409A of the Code on each grant of Stock Appreciation Rights and, if determined to be necessary, shall make the terms or conditions of the Stock Appreciation Rights, in its good faith determination, comply with the requirements of Section 409A of the Code to avoid being subject to taxation under Section 409A(a)(1) of the Code. Subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or the applicable Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to receive in Stock the number of shares described in Section 7.3(b).

Section 7.2 Grant.  The grant of a Stock Appreciation Right shall occur as of the Grant Date determined by the Committee. A Stock Appreciation Right entitles a Participant to receive Stock as described in Section 7.3(b). An Award of Stock Appreciation Rights shall be evidenced by, and subject to the terms of, an Agreement.

Section 7.3 Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee and set forth in an Agreement, including (but not limited to) the following:

(a)           Period and Exercise.  The term of a Stock Appreciation Right shall be established by the Committee. A Stock Appreciation Right shall be for such period and, subject to Section 11.2 and Section 7.3(e), shall be exercisable in whole or in installments and at such times as established by the Committee in an Agreement. The Committee may provide in an Agreement for an accelerated exercise of all or part of a Stock Appreciation Right upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the exercisability of all or part of any Stock Appreciation Right. Stock Appreciation Rights shall be exercised by the Participant’s giving written notice of exercise, on a form provided by the Committee, to the Company specifying the portion of the Stock Appreciation Right to be exercised.

(b)           Delivery of Stock.  Upon the exercise of a Stock Appreciation Right, a Participant shall receive a number of shares of Stock equal in value to the excess of the Fair Market Value per share of Stock on the date of exercise over the Exercise Price per share of Stock specified in the related Agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised; provided, however, the Agreement may provide for payment in cash, or a combination of Stock and cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. The Exercise Price per share shall not be less than the Fair Market Value per share on the Grant Date. The aggregate Fair Market Value per share of Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

(c)           Grants in Connection With Options. If the Stock Appreciation Right is granted in connection with an Option under the Plan then (i) the Participant, upon exercise of all or any part of the Stock Appreciation Rights, shall surrender to the Company, unexercised, that portion of the underlying Option relating to the same number of shares of Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised), (ii) the Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option and Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised, and (iii) the Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and the Stock Appreciation Right shall expire no later than the date on which the related Option expires.

(d)           Non-transferability of Stock Appreciation Rights.  Except as specifically provided in the Plan or in the applicable Agreement, no Stock Appreciation Rights shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged or disposed of, other than by will or the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable during the Participant’s lifetime only by the Participant; provided, however, under no circumstances may a Participant assign, transfer, convey or dispose of a Stock Appreciation Right for consideration unless pursuant to a Domestic Relations Order.

(e)           Termination of Employment.  A Stock Appreciation Right shall be forfeited or terminated at such time as an Option would be forfeited or terminated under Section 6.4, unless otherwise provided in an Agreement.

Article 8. Restricted Stock.

Section 8.1 General.  The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall consider the potential impact of Section 409A of the Code on each grant of Restricted Stock and, if determined to be necessary, shall make the terms and conditions of the Restricted Stock, in its good faith determination, comply with the requirements of Section 409A of the Code to avoid being subject to taxation under Section 409A(a)(1) of the Code. The Committee may also require the recipient of the grant to make an election under Section 83(b) of the Code if the Restricted Stock so granted is subject to transfer restrictions or a substantial risk of forfeiture and if not required by the Company but the Participant makes an election under Section 83(b) of the Code the Participant shall promptly file a copy of such election with the Company. The Committee shall determine the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement which contains the applicable terms and conditions of the Award, including the rate or times provided by the Committee for the lapse of any forfeiture restrictions or other conditions regarding the Award. The Committee may provide in an Agreement for an accelerated lapse of any such restrictions upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the lapse of any such restrictions with respect to all or part of any Restricted Stock.

Section 8.2 Grant, Awards and Certificates.  The grant of an Award of Restricted Stock shall occur as of the Grant Date determined by the Committee. Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. Notwithstanding the limitations on issuance of Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate (or other representation of title) in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee and any restrictions the Stock may be subject to, including any shareholder agreement then in effect. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share power, endorsed in blank, relating to the Stock covered by such Award.

Section 8.3 Terms and Conditions.  Restricted Stock shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)           Rights.  Except as provided in Section 8.3(c) and notwithstanding Section 4.4 and except as otherwise provided in the applicable Agreement, (i) the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares, and (ii) for Restricted Stock which is performance based the Participant shall not have the right to receive any dividends until the Restricted Stock is vested at which time all unpaid and accrued dividends shall be paid. If any dividends or other distributions are paid in shares of Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

(b)           Criteria.  As described in Section 8.1 above, the Committee may provide in an Agreement for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award; such provisions of an Agreement or Committee action may be based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, Performance Goals for a Performance Period, or such other factors or criteria as the Committee may determine.

(c)           Limitations on Transferability.  Subject to the provisions of the Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or dispose of Restricted Stock; provided, however, under no circumstances may a Participant assign, transfer, convey or dispose of Restricted Stock for consideration unless pursuant to a Domestic Relations Order.

(d)           Termination of Employment.  Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant’s Restricted Stock.

Article 9. Deferred Stock.

Section 9.1 General.  The Committee shall have authority to grant an Award of Deferred Stock under the Plan at any time or from time to time. Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee may denominate a Deferred Stock Award in either shares of Stock or units. The Committee shall consider the impact of Section 409A of the Code on each grant of Deferred Stock and, if determined to be necessary, shall make the terms and conditions of the Deferred Stock, in its good faith determination, comply with the requirements of Section 409A of the Code to, except as otherwise provided in Section 9.2(e) or Section 9.2(f), avoid being subject to taxation under Section 409A(a)(1) of the Code. The Committee shall determine the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the “Deferral Period”) prior to which the Stock will be delivered, and the conditions under which receipt of the Stock will be deferred and any other terms and conditions of the Awards. Each Deferred Stock Award shall be evidenced by, and subject to the terms of, an Agreement.

Section 9.2 Terms and Conditions.  Deferred Stock Awards shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)           Rights.  Any rights, other than any rights explicitly set forth herein, with respect to Deferred Stock shall be provided for in an Agreement.

(b)           Criteria.  Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, Performance Goals for a Performance Period, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

(c)           Limitations on Transferability.  Subject to the provisions of the Plan and the Agreement, Deferred Stock Awards may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or disposed of during the Deferral Period; provided, however, under no circumstances may a Participant assign, transfer, convey or dispose of Deferred Stock Award for consideration unless pursuant to a Domestic Relations Order.

(d)           Termination of Employment.  Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant’s Deferred Stock.

(e)           Delivery.  At the expiration of the Deferral Period, the Committee shall deliver Stock to the Participant pursuant to the Deferred Stock Award; provided, however, an Agreement may provide for the further deferral of receipt of the Deferred Stock payable under an Award for a specified time (or pursuant to a fixed schedule) or until the occurrence of a permissible distribution event under Section 409A of the Code; provided, further, however, the deferral in such Agreement must be fixed no later than the time specified by Section 409A of the Code.

(f)           Election.  If permitted in an Agreement, a Participant may elect to further defer receipt of the Deferred Stock payable under an Award for a specified time (or pursuant to a fixed schedule) or until the occurrence of a permissible distribution event under Section 409A of the Code, subject to such terms and conditions determined by the Committee. Any such election must be made no later than the time provided by Section 409A of the Code, as determined by the Committee.

Article 10. Performance Awards.

Section 10.1 General.  The Committee shall have authority to grant Performance Awards under the Plan at any time or from time to time. The Committee shall consider the impact of Section 409A of the Code on each grant of a Performance Award and, if determined to be necessary, shall make the terms and conditions of the Performance Awards, in its good faith determination, comply with the requirements of Section 409A of the Code to avoid being subject to taxation under Section 409A(a)(1) of the Code. A Performance Unit and a Performance Share each consist of the right to receive shares of Stock or cash, as provided in the particular Agreement, and may be awarded either alone or in addition to other Awards granted under the Plan. Performance Units shall be denominated in units of value (including dollar value of shares of Stock) and Performance Shares shall be denominated in a number of shares of Stock. Subject to the terms of the Plan, the Committee shall have complete discretion to determine the number of Performance Units and Performance Shares, if any, granted to each Participant, the conditions for vesting or lapsing of restrictions, the time or times within which such Awards may be subject to forfeiture, whether dividend equivalents shall be paid and any other terms and conditions of the Awards. Each Performance Award shall be evidenced by, and be subject to the terms of, an Agreement.

Section 10.2 Earning Performance Awards.  The Committee shall determine the extent to which any Performance Award has been earned.

Section 10.3 Termination of Employment.  Unless otherwise specifically provided in an Agreement or determined by the Committee, in the event that a Participant incurs a Termination of Employment, all Performance Awards shall be forfeited by the Participant to the Company. Any distribution of earned Performance Awards authorized by an Agreement or determined by the Committee may be made at the same time payments are made to Participants who did not incur a Termination of Employment during the applicable Performance Period.

Section 10.4 Nontransferability.  Unless otherwise specifically provided in an Agreement, Performance Awards may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or disposed of, other than by will or by the laws of descent and distribution; provided, however, under no circumstances may a Participant assign, transfer, convey or dispose of a Performance Award for consideration unless pursuant to a Domestic Relations Order.

Article 11. Change in Control Provisions.

Section 11.1 Definition of Change in Control.  For purposes of this Plan, “Change in Control” shall mean the consummation of one or more of the following:

(a) the sale, exchange, lease or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used in the Securities Exchange Act of 1934, as amended);

(b) any person or group is or becomes the beneficial owner, directly or indirectly, of more than 35% of the total voting power of the voting stock of the Company (or any entity which controls the Company or which is a successor to all or substantially all of the assets of the Company), including by way of merger, consolidation, tender or exchange offer or otherwise;

(c) a merger, consolidation or similar reorganization of the Company with or into another entity, if the shareholders of Common Stock immediately prior to such transaction do not own a majority of the voting power of the voting stock of the surviving company or its parent immediately after the transaction in substantially the same proportions as immediately prior to such transaction; or

(d) during any 12-month period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board (whether through the filling of a vacancy or otherwise) or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors then in office.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code, the Committee may, in its sole discretion, prescribe in an applicable Agreement or other written agreement approved by the Committee, an alternative definition of “Change in Control” that is intended to satisfy the requirements of Section 409A of the Code and, to the extent required by Section 409A of the Code, provides that a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

Section 11.2 Impact of Event.  Notwithstanding any other provision of the Plan to the contrary, and unless otherwise specifically provided in an Agreement, in the event of a Change in Control (determined without regard to subclause (a) of the definition set forth in Section 11.1), all Bonus Awards, Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock which are outstanding and have not otherwise vested shall be deemed vested and any performance goal or other condition with respect to any Performance Shares or Performance Units shall be deemed satisfied, immediately prior to the consummation of the Change in Control (determined without regard to subclause (a) of the definition set forth in Section 11.1).

Section 11.3 Additional Discretion.  The Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, with respect to an outstanding Award upon a transaction described in Section 11.1 to provide that the securities of another entity be substituted hereunder for the Stock and to make equitable adjustment with respect thereto.

Section 11.4 Sole Determination.  The adjustments contained in this Article 11 and the manner of application of its provisions shall be determined solely by the Committee.

Article 12. Provisions Applicable to Shares Acquired Under this Plan.

Section 12.1 No Company Obligation.  Except to the extent specifically required by applicable securities laws, none of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with receipt or the exercise or distribution of an Award. The Company makes no representation or warranty as to the future value of the Stock issued or acquired in accordance with the provisions of the Plan.

Article 13. Miscellaneous.

Section 13.1 Amendments and Termination.  The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant under an Award theretofore granted without the Participant’s consent. Notwithstanding the immediately preceding sentence, an amendment may be made without a Participant’s consent to (a) cause the Plan or an Award to comply with applicable law (including, but not limited to, any changes needed to avoid taxation of an Award as a “nonqualified deferred compensation plan” under Section 409A or under Section 280G of the Code) or (b) permit the Company or an Affiliate a tax deduction under applicable law including, without limitation, Section 162(m) of the Code. The Committee may amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board, and further subject to any approval or limitations the Board may impose. Notwithstanding the foregoing, any amendments to the Plan shall require shareholder approval to the extent required by federal or state law or any regulations or rules promulgated thereunder or the rules of the national securities exchange or market on which shares of Stock are listed.

Section 13.2 Unfunded Status of Plan.  It is intended that the Plan be an “unfunded” plan for incentive compensation. The Company may create trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan and all property held thereunder and income thereon shall remain solely the property and rights of the Company (without being restricted to satisfying the obligations created under the Plan) and shall be subject to the claims of the Company’s general creditors. The Company’s obligations created under the Plan shall constitute a general, unsecured obligation, payable solely out of its general assets.

Section 13.3 Listing, Registration and Compliance with Laws and Regulations.  All Awards made under this Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Stock subject to such Award upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Awards or the issuance or purchase of shares thereunder, no Awards may be granted or exercised and no restrictions on Awards be lifted, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Awards shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of an Option, Stock Appreciation Right or Restricted Stock or the lifting of restrictions on an Award of Deferred Stock or a Performance Award that, in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options, Stock Appreciation Rights or Restricted Stock may be exercised, the Committee, may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

Section 13.4 Provisions Relating to Section 162(m) of the Code.

Awards to Covered Employees shall be governed by the terms and conditions of this Section 13.4 in addition to the remainder of the Plan, to the extent the Committee desires such Awards to be qualified performance-based compensation under Section 162(m) of the Code. Notwithstanding anything herein to the contrary, the Committee may establish Awards where only a portion is structured to satisfy the requirements for qualified performance-based compensation under Section 162(m) of the Code as long as it is objectively clear which portion of the Award is not structured to satisfy the requirements for qualified performance-based compensation under Section 162(m) of the Code and which portion is structured to satisfy such requirements. Should terms and conditions set forth under this Section 13.4 conflict with the remainder of the Plan, the terms and conditions of this Section 13.4 shall prevail.

(a)           No Delegation.  The Committee shall not delegate responsibility for any employee the Committee believes may be a Covered Employee.

(b)           Performance Goals. The specific Performance Goals for employees who are Covered Employees shall be based upon one or more of the Performance Measures that apply to the individual, a business unit or the Company as a whole, and measured over a Performance Period.

(c)           Establishment of Performance Goals. All Performance Goals relating to Covered Employees for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code, which is currently no later than ninety (90) days after the commencement of a Performance Period (or, if shorter, no later than after 25% of the Performance Period has elapsed).

(d)           Objective. The Performance Goals must be objective and must satisfy third party “objectivity” standards as provided in Section 162(m) of the Code.

(e)           Adjustments. The Committee shall appropriately adjust any evaluation of performance under Performance Measures to exclude any of the following events that occurs during a Performance Period (as long as such exclusion does not result in any Award or program with regard to Covered Employees to fail to satisfy the requirements to be qualified performance-based compensation under Section 162(m) of the Code): (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.

(f)           Negative Discretion Only. The Committee shall have no discretion to increase any payment, but shall have negative discretion to decrease any payment.

(g)           Pre-Payment Certification. The Award and payment of any Award under the Plan to a Covered Employee shall be contingent upon the attainment of the Performance Goals that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Goals have been satisfied. Resolutions adopted by the Committee may be used for this purpose.

(h)           Limitations on Stock Options and Stock Appreciation Rights.  The total aggregate maximum number of shares of Stock for which Stock Options and Stock Appreciation Rights, in the aggregate, may be granted to any Covered Employee during any fiscal year shall not exceed 1,000,000 shares.

(i)           Limitation on Bonus Award.  The total aggregate maximum amount of compensation that could be paid to any Covered Employee pursuant to a Bonus Award during any fiscal year shall not exceed $4 million.

(j)           Limitation on Restricted Stock.  The total aggregate maximum number of shares of Restricted Stock that may be granted to any Covered Employee during any fiscal year shall not exceed 750,000 shares.

(k)           Limitation on Deferred Stock and Performance Awards.  The total aggregate maximum value (determined on the date of grant) of Awards of Deferred Stock and Performance Awards, in the aggregate, that may be granted to any Covered Employee during any fiscal year shall not exceed $5 million.

(l)           Deduction.  Notwithstanding anything contained in this Plan to the contrary, the Company may delay payment to any Participant to the extent that the Company reasonably anticipates that if the payment were made as scheduled, the Company’s deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code and then only if all payments that could be delayed are also delayed. The delayed payment shall be made at the time required by Section 409A of the Code. The Award subject of the delayed payment shall be automatically transferred to the then applicable Finish Line non-qualified deferred compensation plan and be invested pursuant to the investment elections in effect for the participant pursuant to that plan. This Section 13.4(l) shall be interpreted and implemented in accordance with Section 409A of the Code and may be amended by the Committee in the Committee’s sole discretion to ensure such compliance.

(m)           Other Restrictions.  All Awards under the Plan to Covered Employees or to other Participants who may become Covered Employees at a relevant future date shall be further subject to such other terms, conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section 13.4 which is to avoid the loss of deduction by the Company under Section 162(m) of the Code.

(n)           No Impermissible Discretion.  To the extent any provision of the Plan creates impermissible discretion under Section 162(m) of the Code or would otherwise violate Section 162(m) of the Code with regard to Covered Employees, such provision shall have no force or effect.

Section 13.5 No Additional Obligation.  Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation or benefit arrangements for its employees.

Section 13.6 Withholding.  No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, or local taxes of any kind (including any employment taxes) required by law to be withheld with respect to such income. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (a) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, or (b) transferring to the Company shares of Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation.

Section 13.7 Controlling Law.  The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Indiana (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant. In the event of litigation arising in connection with actions under the Plan, the parties to such litigation shall submit to the jurisdiction of courts located in Marion County, Indiana, or to the federal district court that encompasses said county.

Section 13.8 Offset.  Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any Award to be transferred to the Participant, and Stock, cash or other thing of value under this Plan or an Agreement may be held by the Company and not transferred to such Participant unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

Section 13.9 No Rights with Respect to Continuance of Employment.  Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual becoming a Participant in this Plan.

Section 13.10 Awards in Substitution for Awards Granted by Other Corporations.  Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the shares of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted and to ensure that the requirements imposed under Sections 162(m), 409A and 424 of the Code are met.

Section 13.11 Delivery of Stock Certificates.  To the extent the Company uses certificates to represent shares of Stock, certificates to be delivered to Participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Any reference in this Section or elsewhere in the Plan or an Agreement to actual stock certificates and/or the delivery of actual stock certificates shall be deemed satisfied by the electronic record-keeping and electronic delivery of shares of Stock or other mechanism then utilized by the Company and its agents for reflecting ownership of such shares.

Section 13.12 Indemnification.  To the maximum extent permitted under the Company’s articles of incorporation and by-laws, each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or by-laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

Section 13.13 Severability.  If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

Section 13.14 Successors and Assigns.  This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

Section 13.15 Entire Agreement.  This Plan and the Agreements constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and an Agreement, the terms and conditions of this Plan shall control.

Section 13.16 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

Section 13.17 Headings.  The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

Section 13.18 Notice.  All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Company mailed first class, postage prepaid at the principal business address of the Company to the attention of the Secretary of the Company; or (b) if to any Participant then delivered personally, mailed first class, postage prepaid at the last address of the Participant known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

Section 13.19.  Recoupment. All Awards and any and all payments made or required to be made or stock received or required to be issued hereunder and pursuant to any this Plan or any Agreement to any Participant shall be subject to repayment to the Company by the Participant (and the successors, assigns, heirs, estate and personal representative of the Participant) pursuant to the terms of any clawback, recoupment or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated or superseded the “Recoupment Policy”). As additional consideration for any Award granted to a Participant and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Agreement to any Participant, each Participant agrees that he/she is bound by and subject to the Recoupment Policy as in effect at any time and from time to time (whether before, at or after the granting or payment of any award).

THE FINISH LINE, INC. ATTN: CHRISTOPHER C. ECK 3308 NORTH MITTHOEFFER ROAD INDIANAPOLIS, IN 46235

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 16, 2014.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL Mark, sign and date your proxy card and return it in a postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M76397-P53987	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE FINISH LINE, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	To elect three Class I directors to serve on the Company's Board of Directors until the 2017 Annual Meeting of Shareholders:	☐	☐	☐

Nominees:
01) Glenn S. Lyon
02) Dolores A. Kunda
03) Torrence Boone

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:		For	Against	Abstain

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 28, 2015.	☐	☐	☐

3.	To approve a non-binding advisory resolution approving the compensation of the Company's named executive officers.	☐	☐	☐

4.	To approve The Finish Line, Inc. 2009 Incentive Plan, as amended and restated.	☐	☐	☐

NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS I DIRECTORS OF THE COMPANY, FOR PROPOSALS 2, 3 AND 4, AND ACCORDING TO THE JUDGMENT OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M76398-P53987

THE FINISH LINE, INC.
CLASS A COMMON SHARES
Proxy for the Annual Meeting of Shareholders, July 17, 2014.

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on
July 17, 2014, at 9:00 a.m. E.D.T. at Finish Line Customer Central located at
3308 N. Mitthoeffer Rd., Indianapolis, IN 46235

The undersigned, revoking all prior Proxies, hereby appoints Steven J. Schneider and Samuel M. Sato, and each of them, with full power of substitution in each, the Proxies of the undersigned to represent the undersigned and vote all Class A Common Shares of the undersigned in The Finish Line, Inc. at the Annual Meeting of Shareholders to be held on July 17, 2014, and any adjournments or postponements thereof upon the matters stated on the reverse side and in the manner designated on the reverse side of this card.

Your vote is important.  You are strongly encouraged to vote your proxy through the Internet in accordance with the instructions on the reverse side.  However, if you wish to vote by mail, just complete the reverse side of this card, sign and date where indicated, and return it in a postage paid envelope.  If you do not submit a proxy through the Internet, or by returning a proxy, or attend the meeting and vote in person, shares that you own directly cannot be voted.

Important Notice Regarding Availability of Proxy Materials

The Notice of Annual Meeting of Shareholders and Proxy Statement, 2014 Annual Report on Form 10-K of The Finish Line, Inc., and form of proxy for the Annual Meeting are also available, without charge, at www.finishline.com or from the SEC's website at www.sec.gov. You may also request a copy of these materials at www.proxyvote.com or by sending an e-mail to IR@finishline.com.  Please make your request no later than July 3, 2014, to facilitate timely delivery.  If you do not request materials pursuant to the foregoing procedures, you will not otherwise receive an email or electronic copy of the materials.  For meeting directions please call (317) 899-1022, extension 5.

Electronic distribution of proxy materials saves time, postage and printing costs, and is environmentally friendly.

Continued and to be signed on reverse side